   As filed with the Securities and Exchange Commission on November 14, 2005



                            REGISTRATION NO. 33-47703

                                    811-6654

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         PRE-EFFECTIVE AMENDMENT NO. [ ]



                       POST-EFFECTIVE AMENDMENT NO. 45 [X]



                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]



                                AMENDMENT NO. 48



                        (CHECK APPROPRIATE BOX OR BOXES)

                            BNY HAMILTON FUNDS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   3435 Stelzer Road                           43219-3035
                    Columbus, Ohio                             (Zip Code)
       (Address of Principal Executive Offices)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (614) 470-8000

                                                              Copy to:


               Kim R. Smallman                          John Baumgardner, Jr.
              100 Summer Street                        Sullivan & Cromwell LLP
              Boston, MA 02110                            125 Broad Street


   (Name and Address of Agent for Service)            New York, New York 10004

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective (check appropriate box):

         / / immediately upon filing pursuant to paragraph (b)


         /X/ on November 15, 2005 pursuant to paragraph (b)

         / / 60 days after filing pursuant to paragraph (a)(1)


         / / on (date) pursuant to paragraph (a)(1)

         / / 75 days after filing pursuant to paragraph (a)(2)

         / / on (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              [LOGO] BNY HAMILTON

                                  PROSPECTUS



                               NOVEMBER 15, 2005


                                    [GRAPHIC]






   MONEY FUND

   TREASURY MONEY FUND

   INSTITUTIONAL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 7  BNY Hamilton Treasury Money Fund


ACCOUNT POLICIES

 9  Daily NAV Calculation

 9  Wire Order Processing

 9  Monthly Statements

 9  Distributions and Tax Considerations

10  Purchasing and Redeeming Institutional Shares

11  Abusive Trading

11  Investment Advisor

11  Portfolio Manager


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND


     CUSIP Number: 05561M333


 TREASURY MONEY FUND


     CUSIP Number: 05561M291

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/04/1/
--------------------------------------------------------------------
                           [CHART]

1995   1996   1997   1998   1999   2000   2001    2002   2003   2004
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5.84    5.30   5.47   5.41   5.03   6.31   4.09   1.66   0.99   1.19


Best Quarter: Q3 '00 +1.62  Worst Quarter: Q1 '04 +0.21

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                        1 Year   5 Years  10 Years
                   ------------------------------------------------
                   Hamilton Shares/1/    1.19     2.83      4.11

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.


             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------

             Shareholder Fees                             None
             ------------------------------------------------------

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.07
             Servicing fee                                None
             Other expenses/(a)/                          0.07
             Total annual operating expenses              0.14



(a)Based on estimated amounts for the current fiscal year.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                      Expenses on a $10,000 investment* ($)
                      -------------------------------------

                                             1 Year 3 Years
                      -------------------------------------
                      Institutional Shares     14     45

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Institutional Share class of the Fund commenced operations as of the date of this Prospectus, there are no financial highlights for the Institutional Shares.

--------------------------------------------------------------------------------

1 The Institutional Share class of the Fund commenced operations as of the date of this Prospectus and has no performance history. The returns indicated are for the Hamilton Share class of the Fund (not offered by this prospectus), which would have substantially similar annual returns because the shares are invested in the same portfolios securities. Annual returns would differ only to the extent that the Institutional and Hamilton Share classes do not have the same expenses. Hamilton Shares commenced operations on 8/7/92.


BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:


.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]

 1998    1999   2000    2001    2002    2003     2004
------  ------ ------  ------  ------  -------  ------
 5.25    4.79   6.09    3.94    1.54    0.91     1.07




Best Quarter: Q3 '00 +1.58  Worst Quarter: Q1 '04 +0.19

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                        1 Year   5 Year  Inception
                   ------------------------------------------------
                   Hamilton Shares/1/    1.07     2.69     3.55

* Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these Funds are "no-load," shareholders pay no fees or out of pocket expenses.



             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------

             Shareholder Fees                             None
             ------------------------------------------------------

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.07
             Servicing fee                                None
             Other expenses/(a)/                          0.08
             Total annual operating expenses              0.15



(a)Based on estimated amounts for the current fiscal year.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                      Expenses on a $10,000 investment* ($)
                      -------------------------------------

                                             1 Year 3 Years
                      -------------------------------------
                      Institutional Shares     15     48

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Institutional Share class of the Fund commenced operations as of the date of this Prospectus, there are no financial highlights for the Institutional Shares.

--------------------------------------------------------------------------------

1 The Institutional Share class of the Fund commenced operations as of the date of this Prospectus and has no performance history. The returns indicated are for the Hamilton Share class of the Fund (not offered by this prospectus), which would have substantially similar annual returns because the shares are invested in the same portfolios securities. Annual returns would differ only to the extent that the Institutional and Hamilton Share classes do not have the same expenses. Hamilton Shares commenced operations on 4/1/97.


8


BNY Hamilton Treasury Money Fund

ACCOUNT POLICIES


   DAILY NAV CALCULATION


Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. eastern time on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. A "business day" is a day on which the New York Stock Exchange is open and any other day during which trading in a Fund's portfolio securities could materially affect the Fund's NAV, except that "business day" does not include days that the Exchange is open but the Federal Reserve Bank of New York is closed for business due to holidays observed by that Federal Reserve Bank which are not currently observed by the Exchange (Columbus Day and Veterans Day). The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 5:00 p.m. eastern time will be executed at the offering price calculated at that day's close.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Institutional Shares of each Fund will be determined immediately before calculation of NAV each business day. Institutional Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Institutional Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions


                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                   investment income
                  Short-term capital gains  ordinary income

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

                                                               Account Policies

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor about your own particular tax situation.

PURCHASING AND REDEEMING INSTITUTIONAL SHARES

                        Minimum investment requirements
                        -------------------------------
                        Initial investment
                        -------------------------------
                                  $50,000,000


The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.




The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal


Account Policies
activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING


Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.



The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.


INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2004, the fee was paid at an annual rate, net of fee waivers, of 0.10% and 0.10% of average daily net assets of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, respectively. The Funds' semi-annual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.


PORTFOLIO MANAGER


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654

[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219


                                                                 11/05 BNY-0086

                              [LOGO] BNY HAMILTON

                                  PROSPECTUS



                               NOVEMBER 15, 2005


                                    [GRAPHIC]






   MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   TREASURY MONEY FUND

   HAMILTON SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 8  BNY Hamilton New York Tax-Exempt Money Fund

12  BNY Hamilton Treasury Money Fund


ACCOUNT POLICIES

15  Daily NAV Calculation

15  Shareholder Servicing Plans

16  Wire Order Processing

16  Monthly Statements

16  Distributions and Tax Considerations

16  Purchasing and Redeeming Hamilton Shares

18  Abusive Trading

18  Investment Advisor

18  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: Hamilton Shares 05561M101

 NEW YORK TAX-EXEMPT MONEY FUND

     CUSIP Number: Hamilton Shares 05561M630

 TREASURY MONEY FUND

     CUSIP Number: Hamilton Shares 05561M705

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/04
--------------------------------------------------------------------
                           [CHART]

1995   1996   1997   1998   1999   2000   2001    2002   2003   2004
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5.84    5.30   5.47   5.41   5.03   6.31   4.09   1.66   0.99   1.19


Best Quarter: Q3 '00 +1.62  Worst Quarter: Q1 '04 +0.21

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                       1 Year   5 Years   10 Years
                   ------------------------------------------------
                   Hamilton Shares//    1.19     2.83       4.11

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.



             Fee table (% of average net assets)
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------

             Shareholder Fees                               None
             -----------------------------------------------------

             Annual Operating Expenses (expenses that are
              deducted from fund assets)
             -----------------------------------------------------
             Management fee/(a)/                            0.07
             Servicing fee/(a)/                             0.05
             Other expenses/(a)/                            0.07
             Total annual operating expenses                0.19



(a)Restated to reflect current fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   19     61      107     243

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years and the six months ended June
30, 2005. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each year ended December 31 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. Ernst & Young LLP is no longer the Fund's Independent Registered
Public Accounting Firm. The information for the six months ended June 30, 2005 is unaudited and is included in the semi-annual report, which is available upon request. The information for the six months ended June 30, 2005 has been derived from the Fund's unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that management considers necessary for a fair presentation of such information for such period.




                                        Six Months
                                           Ended
                                         June 30,                  Year Ended December 31,
                                           2005     ------------------------------------------------------
                                        (unaudited)    2004       2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year          1.00       1.00       1.00       1.00       1.00       1.00
                                        ----------- ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income                      0.012      0.012      0.010      0.016      0.040      0.061
Dividends:
  Dividends from net investment
   income                                   (0.012)    (0.012)    (0.010)    (0.016)    (0.040)    (0.061)
                                        ----------- ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                1.00       1.00       1.00       1.00       1.00       1.00
                                        ----------- ---------  ---------  ---------  ---------  ---------
Total investment return based on net
 asset value (%)/(a)/                         1.25       1.19       0.99       1.66       4.09       6.31

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)      3,509,253  3,849,873  3,317,497  3,241,771  4,004,182  3,372,680
Ratio of expenses to average net assets       0.20*      0.21       0.23       0.23       0.23       0.24
Ratio of net investment income to
 average net assets                           2.49*      1.19       0.99       1.65       4.01       6.19



* Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:

.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

.. may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]

 2003    2004
------  ------
 0.74    0.94

Best Quarter: Q4 '04 +0.34  Worst Quarter: Q3 '03 +0.14

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

Average annual total returns (%) as of 12/31/04*
------------------------------------------------

                                     Since
                        1 Year     Inception
------------------------------------------------
Hamilton Shares/1/       0.94        0.96

*Assumptions: All dividends and distributions reinvested
FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load," you pay no shareholder fees or other out of pocket expenses.


Fee table (% of average net assets)
-----------------------------------------------------

                                             Hamilton
                                              Shares
-----------------------------------------------------

Shareholder Fees                               None
-----------------------------------------------------

Annual Operating Expenses (expenses that are
 deducted from fund assets)
-----------------------------------------------------
Management fee                                 0.10
Servicing fee                                  None
Other expenses/(a)/                            0.19
Total annual operating expenses                0.29
Fees waived/(b)/                               0.04
Net expenses                                   0.25

(a)Restated to reflect current administration fees.

(b)The Advisor has contractually agreed to limit operating expenses of the Fund to 0.25% based on average daily net assets. This waiver extends through April 2007.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)
-----------------------------------------------

                1 Year 3 Years 5 Years 10 Years
-----------------------------------------------
Hamilton Shares   26     85      155     360


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.


BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception and the six months ended June 30, 2005. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each year ended December 31 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. Ernst & Young LLP is no longer the Fund's Independent Registered
Public Accounting Firm. The information for the six months ended June 30, 2005 is unaudited and is included in the semi-annual report, which is available upon request. The information for the six months ended June 30, 2005 has been derived from the Fund's unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that management considers necessary for a fair presentation of such information for such period.




                                                                       Six Months
                                                                          Ended
                                                                        June 30,    Year Ended December 31,
                                                                          2005     --------------------------
                                                                       (unaudited)  2004     2003    2002/1/
-------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                       1.00      1.00     1.00    1.00
                                                                       ----------- ------  -------  ------
Gain from investment operations:
  Net investment income                                                   0.010     0.009    0.007   0.010
Dividends:
  Dividends from net investment income                                   (0.010)   (0.009)  (0.007) (0.010)
                                                                       ----------- ------  -------  ------
Net assets value at end of year                                            1.00      1.00     1.00    1.00
                                                                       ----------- ------  -------  ------
Total investment return based on net asset value (%)/(a)/                  0.96      0.94     0.74    0.98/2/

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      79,248    72,687  130,911  48,714
Ratio of expenses (after reduction) to average net assets                  0.25/3/   0.25     0.25    0.25/3/
Ratio of expenses (before reduction) to average net assets                 0.26/3/   0.30     0.35    0.48/3/
Ratio of net investment income (after reduction) to average net assets     1.91/3/   0.90     0.75    1.21/3/


1 Hamilton shares were first offered on 3/28/02.
2 Not annualized.
3 Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                    BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:


.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]

 1998    1999   2000    2001    2002    2003     2004
------  ------ ------  ------  ------  -------  ------
 5.25    4.79   6.09    3.94    1.54    0.91     1.07




Best Quarter: Q3 '00 +1.58  Worst Quarter: Q1 '04 +0.19

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                        1 Year   5 Year  Inception
                   ------------------------------------------------
                   Hamilton Shares/1/    1.07     2.69     3.55

* Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.



             Fee table (% of average net assets)
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------

             Shareholder Fees                               None
             -----------------------------------------------------

             Annual Operating Expenses (expenses that are
              deducted from fund assets)
             -----------------------------------------------------
             Management fee/(a)/                            0.07
             Servicing fee/(a)/                             0.05
             Other expenses/(a)/                            0.08
             Total annual operating expenses                0.20



(a)Restated to reflect current fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   20     64      113     255

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Hamilton Shares commenced operations on 4/1/97.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years and the six months ended June
30, 2005. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each year ended
December 31 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. Ernst & Young LLP is no longer the Fund's Independent Registered Public Accounting Firm. The information for the six months ended
June 30, 2005 is unaudited and is included in the semi-annual report, which is available upon request. The information for the six months ended June 30, 2005 has been derived from the Fund's unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that management considers necessary for a fair presentation of such information for such period.





                                           Six Months
                                              Ended
                                            June 30,             Year Ended December 31,
                                              2005     --------------------------------------------
                                           (unaudited)   2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of year            1.00      1.00     1.00     1.00     1.00     1.00
                                           ----------- -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income                        0.012     0.011    0.009    0.015    0.039    0.059
Dividends:
  Dividends from net investment income        (0.012)   (0.011)  (0.009)  (0.015)  (0.039)  (0.059)
                                           ----------- -------  -------  -------  -------  -------
Net asset value at end of year                  1.00      1.00     1.00     1.00     1.00     1.00
                                           ----------- -------  -------  -------  -------  -------
Total investment return based on net asset
 value (%)/(a)/                                 1.16      1.07     0.91     1.54     3.94     6.09

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)          361,967   441,619  296,892  288,414  202,303  279,014
Ratio of expenses to average net assets         0.21*     0.23     0.24     0.23     0.24     0.26
Ratio of net investment income to average
 net assets                                     2.33*     1.12     0.91     1.51     4.02     5.98



* Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Treasury Money Fund

ACCOUNT POLICIES


DAILY NAV CALCULATION


Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. eastern time, and the New York Tax-Exempt Money Fund calculates its NAV at 4:30 p.m. eastern time, on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. A "business day" is a day on which the New York Stock Exchange is open and any other day during which trading in a Fund's portfolio securities could materially affect the Fund's NAV, except that "business day" does not include days that the Exchange is open but the Federal Reserve Bank of New York is closed for business due to holidays observed by that Federal Reserve Bank which are not currently observed by the Exchange (Columbus Day and Veterans Day). The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 5:00 p.m. eastern time (for the Money Fund and the Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money Fund) will be executed at the offering price calculated at that day's close.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

SHAREHOLDER SERVICING PLANS

The Advisor has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Hamilton Shares of the Money Fund and the Treasury Money Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Money Fund and the Treasury Money Fund, in turn, pay the institutions 0.05% (annualized) of the average daily NAV of their customers' Hamilton Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Hamilton Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

                                                               Account Policies

Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Hamilton Shares of each Fund will be determined immediately before calculation of NAV each business day. Hamilton Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Hamilton Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions


                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                   investment income
                  Short-term capital gains  ordinary income

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor about your own particular tax situation.

PURCHASING AND REDEEMING HAMILTON SHARES

                Minimum investment requirements
                -----------------------------------------------
                Initial investment
                -----------------------------------------------
                Money Fund and Treasury Money Fund: $10,000,000 New York Tax-Exempt Money Fund: $ 1,000,000


Money Fund and Treasury Money Fund accounts in Hamilton Shares opened on or before November 15, 2005 are subject to a $1,000,000 minimum. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.


Each Fund issues other classes of shares that have different expense levels and performance and different

Account Policies
requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.


Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

                                                               Account Policies

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING


Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.

The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.


INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2004, the fee was paid at an annual rate, net of fee waivers, of 0.10%, 0.10% and 0.06% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton Tax Exempt Money Fund, respectively. The Funds' semi-annual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGERS

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO]

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219


                                                                 11/05 BNY-0087

                                    [GRAPHIC]

                                  BNY HAMILTON

                                  PROSPECTUS



                               NOVEMBER 15, 2005


                            [LOGO] BNY HAMILTON FUNDS






   MONEY FUND

   TREASURY
   MONEY FUND

   AGENCY SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 7  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

 9  Services Provided


ACCOUNT POLICIES

10  Daily NAV Calculation

10  Distributions and Tax Considerations

11  Purchasing and Redeeming Agency Shares

12  Abusive Trading

12  Investment Advisor

12  Portfolio Manager


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS


 MONEY FUND


     CUSIP Number: 05561M358


 TREASURY MONEY FUND


     CUSIP Number: 05561M325

BNY HAMILTON

 MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

                                                        BNY Hamilton Money Fund

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/04/1/
--------------------------------------------------------------------
                                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003    2004
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5.54   5.03   5.19   5.14   4.77   6.04   3.83   1.40   0.74    0.93

Best Quarter: Q3 '00 +1.56  Worst Quarter: Q1 '04 +0.15

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

Average annual total returns (%) as of 12/31/04*
------------------------------------------------

                    1 Year   5 Years   10 Years
------------------------------------------------
Premier Shares/1/    0.93     2.57       3.84

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.





Fee table (% of average net assets)
---------------------------------------------------

                                             Agency
                                             Shares
---------------------------------------------------
Shareholder Fees                              None

Annual Operating Expenses (expenses that are
 deducted from fund assets)
---------------------------------------------------
Management fee                                0.07
Servicing fee                                 0.15
Other expenses/(a)/                           0.07
Total annual operating expenses               0.29



(a)Based on estimated amounts for the current fiscal year.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)
-------------------------------------

                 1 Year    3 Years
-------------------------------------
Agency Shares      30        93

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS

Because the Agency Share class of the Fund commenced operations as of the date of this Prospectus, there are no financial highlights for the Agency Shares.


--------------------------------------------------------------------------------

1 The Agency Share class of the Fund commenced operations as of the date of this Prospectus and has no performance history. The returns indicated are for the Premier Share class of the Fund (not offered by this prospectus), which would have substantially similar annual returns because the shares are invested in the same portfolios securities. Annual returns would differ only to the extent that the Agency and Premier Share classes do not have the same expenses. Premier Shares commenced operations on 8/15/94.



BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:


.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

                                               BNY Hamilton Treasury Money Fund

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]


1998   1999   2000   2001   2002   2003    2004
-----  -----  -----  -----  -----  -----  ------
4.99   4.54   5.82   3.68   1.29   0.66    0.82
Best Quarter: Q3 '00 +1.51  Worst Quarter: Q1 '04 +0.13

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Premier Shares/1/    0.82     2.43      3.29

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these Funds are "no-load," shareholders pay no fees or out of pocket expenses.





              Fee table (% of average net assets)
              ---------------------------------------------------

                                                           Agency
                                                           Shares
              ---------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ---------------------------------------------------
              Management fee                                0.07
              Servicing fee                                 0.15
              Other expenses/(a)/                           0.08

              Total annual operating expenses               0.30



(a)Based on estimated amounts for the current fiscal year.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                          Expenses on a $10,000 investment* ($)
                          -------------------------------------

                                           1 Year    3 Years
                          -------------------------------------
                          Agency Shares      31        97

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

FINANCIAL HIGHLIGHTS


Because the Agency Share class of the Fund commenced operations as of the date of this Prospectus, there are no financial highlights for the Agency Shares.


--------------------------------------------------------------------------------

1 The Agency Share class of the Fund commenced operations as of the date of this Prospectus and has no performance history. The returns indicated are for the Premier Share class of the Fund (not offered by this prospectus), which would have substantially similar annual returns because the shares are invested in the same portfolios securities. Annual returns would differ only to the extent that the Agency and Premier Share classes do not have the same expenses. Premier Shares commenced operations on 4/1/97.

BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Advisor has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Agency Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and the Funds, in turn, pay the institutions 0.15% (annualized) of the average daily NAV of their customers' Agency Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Agency Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.


Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.


WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT


Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Agency Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.


                                                              Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION


Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. eastern time on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. A "business day" is a day on which the New York Stock Exchange is open and any other day during which trading in a Fund's portfolio securities could materially affect the Fund's NAV, except that "business day" does not include days that the Exchange is open but the Federal Reserve Bank of New York is closed for business due to holidays observed by that Federal Reserve Bank which are not currently observed by the Exchange (Columbus Day and Veterans Day). The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 5:00 p.m. eastern time will be executed at the offering price calculated at that day's close.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Agency Shares of each Fund will be determined immediately before calculation of NAV each business day. Agency Shares will begin earning dividends on the first business day their purchase is effective. Net investment income for Agency Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

                Type of Distribution          Federal Tax Status
                ------------------------------------------------
                Dividends from net investment  ordinary income
                income
                Short-term capital gains       ordinary income

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.


The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.


You should consult your tax advisor our own particular tax situation.

Account Policies

PURCHASING AND REDEEMING AGENCY SHARES

                         Minimum investment requirements
                         -------------------------------

                         Initial investment
                         -------------------------------
                             $5,000,000

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights: The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program: The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

Exchange minimums: You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of


                                                               Account Policies
at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING


Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.

The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.


INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2004, the fee was paid at an annual rate, net of fee waivers, of 0.10% and 0.10% of average daily net assets of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, respectively. The Funds' semi-annual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.

PORTFOLIO MANAGER


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY  HAMILTON FUNDS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219


                                                                 11/05 BNY-0084

                                    [GRAPHIC]

                                  BNY HAMILTON

                                  PROSPECTUS



                               NOVEMBER 15, 2005


                            [LOGO] BNY HAMILTON FUNDS






   MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   TREASURY
   MONEY FUND

   PREMIER SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 8  BNY Hamilton New York Tax-Exempt Money Fund

12  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

15  Services Provided


ACCOUNT POLICIES

16  Daily NAV Calculation

16  Distributions and Tax Considerations

17  Purchasing and Redeeming Premier Shares

18  Abusive Trading

18  Investment Advisor

18  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS


 MONEY FUND

     CUSIP Number: Premier Shares 05561M507

 NEW YORK TAX-EXEMPT MONEY FUND

     CUSIP Number: Premier Shares 05561M622

 TREASURY MONEY FUND

     CUSIP Number: Premier Shares 05561M804

BNY HAMILTON

 MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns (%) as of 12/31/04
--------------------------------------------------------------------
                                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003    2004
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5.54   5.03   5.19   5.14   4.77   6.04   3.83   1.40   0.74    0.93

Best Quarter: Q3 '00 +1.56  Worst Quarter: Q1 '04 +0.15

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

Average annual total returns (%) as of 12/31/04*
------------------------------------------------

                  1 Year    5 Years   10 Years
------------------------------------------------
Premier Shares     0.93      2.57       3.84

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.



Fee table (% of average net assets)
----------------------------------------------------

                                             Premier
                                             Shares
----------------------------------------------------
Shareholder Fees                              None

Annual Operating Expenses (expenses that are
 deducted from fund assets)
----------------------------------------------------
Management fee/(a)/                           0.07
Servicing fee/(a)/                            0.30
Other expenses/(a)/                           0.07
Total annual operating expenses               0.44



(a)Restated to reflect current fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

Expenses on a $10,000 investment* ($)
----------------------------------------------

               1 Year 3 Years 5 Years 10 Years
----------------------------------------------
Premier Shares   45     141     246     555

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


--------------------------------------------------------------------------------

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years and the six months ended
June 30, 2005. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each year ended
December 31 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. Ernst & Young LLP is no longer the Fund's Independent Registered Public Accounting Firm. The information for the six months ended
June 30, 2005 is unaudited and is included in the semi-annual report, which is available upon request. The information for the six months ended June 30, 2005 has been derived from the Fund's unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that management considers necessary for a fair presentation of such information for such period.




                                        Six Months
                                           Ended
                                         June 30,                  Year Ended December 31,
                                           2005     -----------------------------------------------------
                                        (unaudited)    2004       2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year          1.00       1.00       1.00       1.00       1.00       1.00
                                        ----------- ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income                      0.011      0.009      0.007      0.014      0.038      0.059
Dividends:
  Dividends from net investment
   income                                   (0.011)    (0.009)    (0.007)    (0.014)    (0.038)    (0.059)
                                        ----------- ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                1.00       1.00       1.00       1.00       1.00       1.00
                                        ----------- ---------  ---------  ---------  ---------  ---------
Total investment return based on net
 asset value (%)/(a)/                         1.12       0.93       0.74       1.40       3.83       6.04

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)      1,951,922  2,072,615  1,892,653  2,242,856  1,813,475  1,459,923
Ratio of expenses to average net assets       0.45*      0.46       0.48       0.48       0.48       0.49
Ratio of net investment income to
 average net assets                           2.24*      0.92       0.74       1.39       3.69       5.92



* Annualized

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND


INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:

.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from Federal, New York State and New York City personal income tax. (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

.. may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance essential state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.



                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance was varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]

 2003     2004
------   ------
 0.49     0.69
Best Quarter: Q4 '04 +0.28  Worst Quarter: Q3 '03 +0.08

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                       Average annual returns (%) as of 12/31/04*
                       ------------------------------------------

                                                        Since
                                            1 Year    Inception
                       ------------------------------------------
                       Premier Shares/1/     0.69       0.72

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load," you pay no shareholders fees or other out of pocket expenses.


              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Premier
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Servicing fee                                 0.25
              Other expenses/(a)/                           0.19

              Total annual operating expenses               0.54
              Fees waived/(b)/                              0.04
              Net expenses                                  0.50

(a)Restated to reflect current administration fees.
(b)The Advisor has contractually agreed to limit operating expenses of the Fund to 0.50 based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   51     165     294     669

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.

--------------------------------------------------------------------------------
1 Premier Shares commenced operations on 2/25/02.

BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception and the six months ended June 30, 2005. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each year ended December 31 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. Ernst & Young LLP is no longer the Fund's Independent Registered
Public Accounting Firm. The information for the six months ended June 30, 2005 is unaudited and is included in the semi-annual report, which is available upon request. The information for the six months ended June 30, 2005 has been derived from the Fund's unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that management considers necessary for a fair presentation of such information for such period.





                                                           Six Months
                                                              Ended             Year Ended
                                                            June 30,           December 31,
                                                              2005      ------------------------
                                                           (unaudited)    2004     2003    2002/1/
---------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of year                            1.00       1.00     1.00    1.00
                                                           -----------  -------  ------------------
Gain from investment operations:
  Net investment income                                        0.008      0.007    0.005   0.009
Dividends:
  Dividends from net investment income                        (0.008)    (0.007)  (0.005) (0.009)
                                                           -----------  -------  ------------------
Net asset value at end of year                                  1.00       1.00     1.00    1.00
                                                           -----------  -------  ------------------
Total investment return based on net asset value (%)/(a)/       0.83       0.69     0.49    0.88/2/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                          157,652    200,329  113,005  84,368
Ratio of expenses (after reduction) to average net assets       0.50/3/    0.50     0.50    0.50/3/
Ratio of expenses (before reduction) to average net assets      0.51/3/    0.54     0.60    0.77/3/
Ratio of net investment income to average net assets            1.67/3/    0.74     0.48    1.01/3/


1 Premier Shares commenced operations on 2/25/02.
2 Not annualized.
3 Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                    BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:


.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/04/1/
-------------------------------------------------------
                                    [CHART]


1998   1999   2000   2001   2002   2003    2004
-----  -----  -----  -----  -----  -----  ------
4.99   4.54   5.82   3.68   1.29   0.66    0.82
Best Quarter: Q3 '00 +1.51  Worst Quarter: Q1 '04 +0.13

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Premier Shares/1/    0.82     2.43      3.29

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.



              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Premier
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee/(a)/                           0.07
              Servicing fee/(a)/                            0.30
              Other expenses/(a)/                           0.08

              Total annual operating expenses               0.45



(a)Restated to reflect current fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   46     144     252     567

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Premier shares commenced operations on 4/1/97.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years and the six months ended
June 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each year ended
December 31 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. Ernst & Young LLP is no longer the Fund's Independent Registered Public Accounting Firm. The information for the six months ended
June 30, 2005 is unaudited and is included in the semi-annual report, which is available upon request. The information for the six months ended June 30, 2005 has been derived from the Fund's unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that management considers necessary for a fair presentation of such information for such period.




                                        Six Months
                                           Ended
                                         June 30,                 Year Ended December 31,
                                           2005     ---------------------------------------------------
                                        (unaudited)    2004       2003       2002       2001      2000
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year          1.00       1.00       1.00       1.00       1.00     1.00
                                        ----------- ---------  ---------  ---------  ---------  -------
Gain from investment operations:
  Net investment income                      0.010      0.008      0.007      0.013      0.036    0.057
Dividends:
  Dividends from net investment
   income                                   (0.010)    (0.008)    (0.007)    (0.013)    (0.036)  (0.057)
                                        ----------- ---------  ---------  ---------  ---------  -------
Net asset value at end of year                1.00       1.00       1.00       1.00       1.00     1.00
                                        ----------- ---------  ---------  ---------  ---------  -------
Total investment return based on net
 asset value (%)/(a)/                         1.04       0.82       0.66       1.29       3.68     5.82

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)      1,632,977  1,472,147  1,280,008  1,511,644  1,064,661  684,865
Ratio of expenses to average net assets       0.46*      0.48       0.49       0.48       0.49     0.50
Ratio of net investment income to
 average net assets                           2.09*      0.81       0.65       1.27       3.49     5.76



* Annualized

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Advisor has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Premier Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and, in turn, the Money Fund and the Treasury Money Fund pay the institutions 0.30% (annualized) of the average daily NAV of their customers' Premier Shares, and the New York Tax-Exempt Money Fund pays 0.25% (annualized) of the average daily NAV of their customers' Premier Shares. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Premier Shares of each Fund.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Premier Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT


Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Premier Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.


                                                              Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION


Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. eastern time, and the New York Tax-Exempt Money Fund calculates its NAV at 4:30 p.m. eastern time, on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. A "business day" is a day on which the New York Stock Exchange is open and any other day during which trading in a Fund's portfolio securities could materially affect the Fund's NAV, except that "business day" does not include days that the Exchange is open but the Federal Reserve Bank of New York is closed for business due to holidays observed by that Federal Reserve Bank which are not currently observed by the Exchange (Columbus Day and Veterans Day). The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 5:00 p.m. eastern time (for the Money Fund and the Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money Fund) will be executed at the offering price calculated at that day's close.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Premier Shares of each Fund will be determined immediately before calculation of NAV each business day. Premier Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Premier Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

                Type of Distribution          Federal Tax Status
                ------------------------------------------------
                Dividends from net investment  ordinary income
                income
                Short-term capital gains       ordinary income

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.


The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.


You should consult your tax advisor our own particular tax situation.

Account Policies

PURCHASING AND REDEEMING PREMIER SHARES

                 Minimum investment requirements
                 ----------------------------------------------

                 Initial investment
                 ----------------------------------------------
                 Money Fund and Treasury Money Fund: $1,000,000
                 New York Tax-Exempt Money Fund:     $  500,000


Money Fund and Treasury Money Fund accounts in Premier Shares opened on or before November 15, 2005 are subject to a $500,000 minimum. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.


Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights: The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program: The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.


                                                               Account Policies

Exchange minimums: You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING


Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.

The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.


INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2004, the fee was paid at an annual rate, net of fee waivers, of 0.10%, 0.10% and 0.06% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, respectively. The Funds' semi-annual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.


PORTFOLIO MANAGERS

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY  HAMILTON FUNDS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219


                                                                 11/05 BNY-0088

[LOGO] BNY
HAMILTON

                                  PROSPECTUS



                               NOVEMBER 15, 2005



                                    [GRAPHIC]








   MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   TREASURY MONEY FUND

   CLASSIC SHARES


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                                      BNY
                                   HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 8  BNY Hamilton New York Tax-Exempt Money Fund

12  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

15  Services Provided


ACCOUNT POLICIES

16  Daily NAV Calculation

16  Distribution (12b-1) Plan

16  Opening an Account/Purchasing Shares

19  Making Exchanges/Redeeming Shares

20  Distributions and Tax Considerations

21  Abusive Trading

21  Investment Advisor

21  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: Classic Shares 05561M606

 NEW YORK TAX-EXEMPT MONEY FUND

     CUSIP Number: Classic Shares 05561M614

 TREASURY MONEY FUND

     CUSIP Number: Classic Shares 05561M747

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

================================================================================
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/04/1/
----------------------------------------------------------------------
                                    [CHART]

1996    1997    1998    1999    2000    2001    2002     2003    2004
-----   -----   -----   -----   -----   -----   -----   ------  ------
4.73    4.80    4.81    4.51    5.78    3.57    1.15     0.49    0.68


Best Quarter: Q3 '00 +1.49  Worst Quarter: Q1 '04 +0.09

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Classic Shares/1/    0.68     2.31      3.39

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.



                  Fee table (% of average net assets)
                  --------------------------------------------

                                                       Classic
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee/(a)/                   0.07
                  Distribution (12b-1) fees             0.25
                  Servicing fee/(a)/                    0.30
                  Other expenses/(a)/                   0.07

                  Total annual operating expenses       0.69



(a)Restated to reflect current fees.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   70     221     384     859

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Classic Shares were first offered on 12/4/95.

BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years and the six months ended
June 30, 2005. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each year ended
December 31 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. Ernst & Young LLP is no longer the Fund's Independent Registered Public Accounting Firm. The information for the six months ended
June 30, 2005 is unaudited and is included in the semi-annual report, which is available upon request. The information for the six months ended June 30, 2005 has been derived from the Fund's unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that management considers necessary for a fair presentation of such information for such period.




                                        Six Months
                                           Ended
                                         June 30,                 Year Ended December 31,
                                           2005     ---------------------------------------------------
                                        (unaudited)    2004       2003       2002       2001      2000
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year          1.00       1.00       1.00       1.00       1.00     1.00
                                        ----------- ---------  ---------  ---------  ---------  -------
Gain from investment operations:
  Net investment income                      0.010      0.007      0.005      0.011      0.035    0.056
Dividends
  Dividends from net investment
   income                                   (0.010)    (0.007)    (0.005)    (0.011)    (0.035)  (0.056)
                                        ----------- ---------  ---------  ---------  ---------  -------
Net asset value at end of year                1.00       1.00       1.00       1.00       1.00     1.00
                                        ----------- ---------  ---------  ---------  ---------  -------
Total investment return based on net
 asset value (%)/(a)/                         1.00       0.68       0.49       1.15       3.57     5.78

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)      1,021,811  1,036,872  1,017,653  1,085,726  1,125,853  983,197
Ratio of expenses to average net assets       0.70*      0.71       0.73       0.73       0.73     0.74
Ratio of net investment income to
 average net assets                           2.01*      0.68       0.49       1.14       3.51     5.64



* Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:

.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the avail- ability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

.. may invest up to 20% of its assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/04/1/
-----------------------------------------------------------
                                    [CHART]


  2003     2004
 ------   ------
  0.29     0.46


Best Quarter: Q4 '04  +0.22    Worst Quarter: Q3 '03  +0.06

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                       Average annual total returns
                       (%) as of 12/31/04*
                       ----------------------------------

                                                  Since
                                         1 Year Inception
                       ----------------------------------
                       Classic Shares/1/  0.46    0.49

* Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load," you pay no shareholder fees or other out of pocket expenses.


                  Fee table (% of average net assets)
                  --------------------------------------------

                                                       Classic
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee                        0.10
                  Distribution (12b-1 fees)             0.25
                  Servicing fee                         0.25
                  Other expenses/(a)/                   0.19
                  Total annual operating expenses       0.79
                  Fees waived/(b)/                      0.04

                  Net expenses                          0.75

(a)Restated to reflect current administration fees.

(b)The Advisor has contractually agreed to limit operating expenses of the Fund to 0.75% based on average daily net assets. This waiver extends through April 2007.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment*($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   70     232     419     959

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no change in operating expenses and redemption of all shares at the end of the period indicated. Your costs of investing in the Fund for one year reflect the amount you would pay after the Advisor waives/reimburses expenses. Your costs of investing in the Fund for three, five and ten years reflect the amount you would pay if the Advisor did not waive/reimburse expenses.

--------------------------------------------------------------------------------
1 Classic Shares were first offered on 4/1/02.

BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception and the six months ended June 30, 2005. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each year ended December 31 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. Ernst & Young LLP is no longer the Fund's Independent Registered
Public Accounting Firm. The information for the six months ended June 30, 2005 is unaudited and is included in the semi-annual report, which is available upon request. The information for the six months ended June 30, 2005 has been derived from the Fund's unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that management considers necessary for a fair presentation of such information for such period.





                                                                       Six Months
                                                                          Ended           Year Ended
                                                                        June 30,         December 31,
                                                                          2005     ----------------------
                                                                       (unaudited)  2004    2003    2002/1/
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                       1.00      1.00    1.00    1.00
                                                                       ----------- ------  ------  ------
Gain from investment operations:
  Net investment income                                                   0.007     0.005   0.003   0.006
Dividends:
  Dividends from net investment income                                   (0.007)   (0.005) (0.003) (0.006)
                                                                       ----------- ------  ------  ------
Net asset value at end of year                                             1.00      1.00    1.00    1.00
                                                                       ----------- ------  ------  ------
Total investment return based on net asset value (%)/(a)/                  0.71      0.46    0.29    0.59/2/

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                       9,085    14,853   4,421   5,330
Ratio of expenses (after reduction) to average net assets                  0.75/3/   0.74    0.69    0.75/3/
Ratio of expenses (before reduction) to average net assets                 0.76/3/   0.77    0.79    0.96/3/
Ratio of net investment income (after reduction) to average net assets     1.36/3/   0.63    0.29    0.68/3/


1 Classic Shares were first offered on 4/1/02.
2 Not annualized.
3 Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                    BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:


.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations or repurchase agreements based on them, its yields may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The following chart demonstrates the risks of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

Annual total returns
(%) as of 12/31/04/1/
-------------------------------------------------------
                                          [CHART]


     2000      2001      2002      2003      2004
     -----     -----     -----    ------    ------
     5.56      3.42      1.03      0.43      0.59


Best Quarter: Q3 '00 +1.45  Worst Quarter: Q1 '04 +0.07

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/04*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Years  Inception
                   ------------------------------------------------
                   Classic Shares/1/    0.59     2.19      2.44

*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these Funds are "no-load," shareholders pay no fees or out of pocket expenses.



              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Classic
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee/(a)/                           0.07
              Distribution (12b-1) fees                     0.25
              Servicing fee/(a)/                            0.30
              Other expenses/(a)/                           0.08

              Total annual operating expenses               0.70



(a)Restated to reflect current fees.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   72     224     390     871

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

================================================================================
1 Classic Shares were first offered on 4/30/99.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years and the six months ended
June 30, 2005. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each year ended
December 31 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. Ernst & Young LLP is no longer the Fund's Independent Registered Public Accounting Firm. The information for the six months ended
June 30, 2005 is unaudited and is included in the semi-annual report, which is available upon request. The information for the six months ended June 30, 2005 has been derived from the Fund's unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that management considers necessary for a fair presentation of such information for such period.




                                              Six Months
                                                 Ended
                                               June 30,             Year Ended December 31,
                                                 2005     -------------------------------------------
                                              (unaudited)   2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year               1.00      1.00     1.00     1.00     1.00     1.00
                                              ----------- -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income                           0.009     0.006    0.004    0.010    0.034    0.054
Dividends:
  Dividends from net investment income           (0.009)   (0.006)  (0.004)  (0.010)  (0.034)  (0.054)
                                              ----------- -------  -------  -------  -------  -------
Net asset value at end of year                     1.00      1.00     1.00     1.00     1.00     1.00
                                              ----------- -------  -------  -------  -------  -------
Total investment return based on net asset
 value (%)/(a)/                                    0.91      0.59     0.43     1.03     3.42     5.56

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)             316,913   297,459  353,307  288,290  289,014  299,631
Ratio of expenses to average net assets            0.71*     0.71     0.72     0.73     0.74     0.75
Ratio of net investment income to average net
 assets                                            1.84*     0.57     0.42     1.03     3.33     5.47



* Annualized.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Treasury Money Fund

 SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Advisor has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Classic Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and, in turn, the Money Fund and the Treasury Money Fund pay the institutions 0.30% (annualized) of the average daily NAV of their customers' Classic Shares, and the New York Tax-Exempt Money Fund pays 0.25% (annualized) of the average daily NAV of their customers' Classic Shares. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Classic Shares of each Fund.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' other investment accounts in Classic Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.


Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.


WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Classic Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

                                                              Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION


Each of the Money Fund and the Treasury Money Fund calculates its net asset value per share (NAV) at 5:00 p.m. eastern time, and the New York Tax-Exempt Money Fund calculates its NAV at 4:30 p.m. eastern time, on each business day (Monday through Friday), although the Funds may not do so on a day when no purchase or redemption orders are received. A "business day" is a day on which both the New York Stock Exchange is open and any other day during which trading in a Fund's portfolio securities could materially affect the Fund's NAV, except that "business day" does not include days that the Exchange is open but the Federal Reserve Bank of New York is closed for business due to holidays observed by that Federal Reserve Bank which are not currently observed by the Exchange (Columbus Day and Veterans Day). The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Advisor's Pricing Committee with approval of the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 5:00 p.m. eastern time (for the Money Fund and the Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money Fund) will be executed at the offering price calculated at that day's close.

The Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTION (12b-1) PLAN

The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of each of the Funds in this prospectus. The plans permit the Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.


These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.


OPENING AN ACCOUNT/PURCHASING SHARES

              Minimum investment requirements
              ---------------------------------------------------

                               Minimum       Minimum
                               initial     continuing     Minimum
              Account Type    investment   investments    balance
              ---------------------------------------------------
              IRA               $  250   $             25   N/A
              Regular Account   $2,000   $            100  $500
              Automatic
               Investment
               Program          $  500   $             50   N/A
              Government
               Direct Deposit             minimum $100;
               Program*         $  250   maximum $50,000

 Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.

*For federal employees and investors who receive Social Security or certain other payments from the federal government.

Account Policies

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to BNY Hamilton Funds, Inc.
check payable directly to each fund you want to    to:
invest in.
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363.     If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Phone
----------------------------------------------------------------------------------------------------------------
N/A                                                Call 1-800-426-9363.

                                                   You must provide the required information about your bank
                                                   on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                   Clearing House) system.

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.


                                                               Account Policies

Open an account                                    Add to your investment
--------------------------------------------------------------------------------------------------------------

Automatic Investment Program
--------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Government Direct Deposit Program
--------------------------------------------------------------------------------------------------------------
For federal employees and investors who receive
social security or certain other payments from
the federal government.
Call 1-800-426-9363 for instructions on            Once you are enrolled, investments are automatic.
how to enroll.
                                                   You can terminate the service at any time by contacting the appropriate federal agency.


Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning the Fund's share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.


Purchases by personal check Checks should be in U.S. dollars and payable to the specific fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds (minimum   To redeem shares
$500)
------------------------------------------------------------------------------------------------------------------

Phone
------------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
------------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.                   Your instructions should include:
Your instructions should include:                  .your account number
.. your account number                              .names of the funds and number of shares or dollar amount
.. names of the funds and number of shares or        you want to exchange.
  dollar amount you want to exchange.              A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to
                                                    different banking institutions than what is on file.
                                                   .you have changed your account address within the last 10 days

Dealer
------------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
------------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you

                                                               Account Policies
are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Checkwriting privileges Checkwriting privileges are available by request to shareholders of these Funds. The minimum check amount is $500. There is no fee for writing checks, but the Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check.

The Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee. A signature guarantee is required whenever:

.. you redeem more than $50,000

.. you want to send proceeds to a different address or to different banking instructions than what is on file

.. you have changed your account address within the last 10 days

Reserved rights The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Classic Shares of each Fund will be determined immediately before calculation of NAV each business day. Classic Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Classic Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


Account Policies

                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt fund performance. BNY Hamilton Funds generally do not permit market timing or other abusive trading practices. However, shareholders of BNY Hamilton money market funds expect these Funds to be a highly liquid investment option that may be readily sold and purchased without limitation. Accordingly, the Funds offered in this prospectus accommodate frequent trading, and they do not apply policies or procedures designed to discourage excessive or short-term trading of their shares.

The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading than those that are otherwise stated in this prospectus.


INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $96 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $104 billion in investments for institutions and individuals.


Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. Each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2004, the fee was paid at an annual rate, net of fee waivers of 0.10%, 0.10% and 0.06% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, respectively. The Funds' semi-annual report to shareholders, covering the period from January 1 to June 30, 2005, includes a discussion regarding the basis upon which the Board of Directors of the Funds approved the continuance of each Fund's advisory contract with the Advisor and is available on request. See "For More Information" on the back cover.


PORTFOLIO MANAGERS

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who is a Vice President of the Advisor and who has managed the Funds since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO]

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The funds will provide a full list of their holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and their top ten holdings 15 days or more after calendar quarter-end. A description of the funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

INFORMATION IS ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION MAY BE OBTAINED BY E-MAIL REQUEST TO
PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219


                                                                11/05  BNY-0089

                            BNY HAMILTON FUNDS, INC.
                       Statement of Additional Information

                             BNY Hamilton Money Fund
                        BNY Hamilton Treasury Money Fund
                   BNY Hamilton New York Tax-Exempt Money Fund


                               November 15, 2005

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS,
           BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED
          ABOVE WHICH SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT
      PROSPECTUS, EACH DATED NOVEMBER 15, 2005, AS SUPPLEMENTED FROM TIME
         TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM BNY HAMILTON
  DISTRIBUTORS, INC., 100 SUMMER STREET, 15TH FLOOR, BOSTON, MASSACHUSETTS 02110
        ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363. EACH FUND'S
         ANNUAL REPORT IS INCORPORATED BY REFERENCE INTO THIS STATEMENT
                           OF ADDITIONAL INFORMATION.

                                Table of Contents


                                                                            Page
                                                                            ----
General........................................................................1
Investment Objectives and Policies.............................................1
Investment Restrictions.......................................................14
Directors and Officers........................................................16
Investment Advisor............................................................22
Administrator.................................................................24
Distributor...................................................................26
Fund, Shareholder and Other Services..........................................28
Code of Ethics................................................................28
Proxy Voting Policies.........................................................29
Purchase of Shares............................................................32
Redemption of Shares..........................................................32
Exchange of Shares............................................................34
Dividends and Distributions...................................................34
Net Asset Value...............................................................35
Performance Data..............................................................37
Portfolio Transactions and Brokerage Commissions..............................39
Description of Shares.........................................................42
Taxes.........................................................................50
Special Considerations Relating to Investments in New York
   Municipal Obligations......................................................55
Financial Statements..........................................................56
Appendix A - Description of Security Ratings.................................A-1
Appendix B - Information Concerning the State of New York....................B-1

                                     GENERAL

     BNY Hamilton Funds, Inc. ("BNY Hamilton") is an open-end investment company, currently consisting of twenty-two series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Small Cap Core Equity Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton High Yield Fund, BNY Hamilton Municipal Enhanced Yield Fund, BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund. Each of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund is referred to as a "Money Market Fund" or a "Fund" and they are collectively referred to as the "Money Market Funds" or the "Funds". The Bank of New York (the "Advisor") serves as investment advisor to each of the Funds. This Statement of Additional Information provides additional information only with respect to each Money Market Fund, and should be read in conjunction with the current Prospectus relating to each such Fund. For purposes of this Statement of Additional Information, "Assets" means net assets plus the amount of borrowings for investment purposes.

                       INVESTMENT OBJECTIVES AND POLICIES

BNY Hamilton Money Fund (the "Money Fund") is designed to be an economical and convenient means of making substantial investments in money market instruments. The Money Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments. The Money Fund will attempt to accomplish this objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in United States dollar-denominated securities described in each Prospectus for each class of shares of the Money Fund and in this Statement of Additional Information that meet certain rating criteria, present minimal credit risks and have remaining maturities of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") is designed to be an economical and convenient means of investing in securities issued or guaranteed by the United

States Government and in securities fully collateralized by issues of the United States Government. The Treasury Money Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the United States Treasury and repurchase agreements fully collateralized by obligations of the United States Treasury. The Treasury Money Fund will only invest in money market securities issued or guaranteed by the United States Government, including but not limited to securities subject to repurchase agreements secured by United States Government obligations. Securities issued or guaranteed by the United States Government include United States Treasury securities, which differ in their interest rates, maturities, and times of issuance. In accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Treasury Money Fund will maintain a dollar-weighted average maturity of 90 days or less and will only purchase securities having remaining maturity of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") is designed to be an economical and convenient means of making substantial tax-free investments in money market instruments. The investment objective of the New York Tax-Exempt Money Fund is to provide shareholders with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The New York Tax-Exempt Money Fund seeks to achieve its investment objective by investing its assets primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from Federal income taxes (including the Federal alternative minimum tax), including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. The New York Tax-Exempt Money Fund invests in certain municipal obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other United States territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from Federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). The New York Tax-Exempt Money Fund will invest at least 80% of its Assets in New York Municipal Obligations that are exempt from Federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of the obligations). These obligations are also exempt from the Federal alternative minimum tax.

The following discussion supplements the information regarding investment objectives and policies of the respective Funds as set forth above and in their respective Prospectuses.

Government and Money Market Instruments

As discussed in the Prospectuses, each Fund may invest in cash equivalents to the extent consistent with its investment objectives and policies. A description of the various types of cash equivalents that may be purchased by the Funds appears below. See "Quality and Diversification Requirements".

United States Government Obligations. Each of the Funds, subject to its applicable investment policies, may invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and government-sponsored enterprises. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund (except for the Treasury Money Fund) may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. Except for the Treasury Money Fund, each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars. See "Foreign Investments".

Bank Obligations. Except for the Treasury Money Fund, each of the Funds, unless otherwise noted in its relevant Prospectus or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as Euros) and (iii) United States branches of foreign banks of equivalent size (known as Yankees). The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds, other than the Treasury Money Fund, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World
Bank).

Commercial Paper. Except for the Treasury Money Fund, each of the Funds may invest in commercial paper, including Master Notes. Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under such Master Notes. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality that satisfies such Fund's quality restrictions. See "Quality and Diversification Requirements". Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand. The Funds do not have any specific percentage limitation on investments in Master Notes.

Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur delays or other disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by the Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Funds to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions".

STRIPS. STRIPS are United States Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such United States Treasury securities, and receipts or certificates representing interests in such stripped United States Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for Federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates owned by the Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current Federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

Corporate Bonds and Other Debt Securities

The Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. More information on these investments appears in the Prospectuses for the Funds, and below. For information on short-term investments in these securities, see "Money Market Instruments".

Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. Asset-backed securities in general, however, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. A Fund's net asset value per share for each class will vary with changes in the values of its portfolio securities. To the extent that a Fund invests in mortgage-backed securities, such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of mortgage-backed securities.

Tax-Exempt Obligations

The Money Market Funds invest in tax-exempt obligations to the extent consistent with their investment objective and policies. More information on the various types of tax-exempt obligations that the New York Tax-Exempt Money Fund may purchase appears in the applicable Prospectuses and below. See "Quality and Diversification Requirements".

Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: Variable Rate Demand Notes and Master Notes.

Variable Rate Demand Notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance plus accrued interest, either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the Variable Rate Demand Note may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The Variable Rate Demand Notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from Federal income tax. For a description of the attributes of Master Notes, see "Money Market Instruments" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable immediately upon demand. The Funds have no specific percentage limitations on investments in Master Notes.

Municipal Puts. The Funds may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. In addition, the Funds may purchase notes together with the rights described above. Such a right to resell is commonly known as a "put". See "Derivative Instruments".

Puts may be purchased as a feature of the underlying bond or note, or as an independent security. If a Fund purchases puts as independent securities, it may exercise the puts prior to their expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor will consider the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

The Funds will value any securities subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the New York Tax-Exempt Money Fund invests in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities will be valued at fair value as determined in accordance with procedures established by the Directors. The Directors will, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission. Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order, which may not be granted, relating to the valuation of such securities.

Since the value of a put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the policy of the Funds is to enter into put transactions only with securities dealers or issuers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is a Fund's general policy to enter into put transactions only with those dealers that are determined to present minimal credit risks. In connection with such determination, the Directors will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated in the highest rating categories as determined by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Currently, there are three NRSROs: Moody's, S&P, and Fitch Investors Services, L.P. If a put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Directors have directed the Advisor not to enter into put transactions with any dealer that in the judgment of the Advisor present more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

The BNY Hamilton Funds have been advised by counsel that the Funds should be considered the owner of the securities subject to the puts so that the interest on the securities is tax-exempt income to the Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

Foreign Investments

The Money Fund may invest in certain foreign securities. The Money Fund does not expect to invest more than 65% of its total assets at the time of purchase in securities of foreign issuers. All investments of the Money Fund must be United States dollar-denominated. In the case of the Money Fund, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally, ADRs, EDRs and GDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or global, in the case of EDRs and GDRs, securities markets.

Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage.

Additional Investments

When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Reverse Repurchase Agreements. Except for the Treasury Money Fund, each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by a Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Fund's and the New York Tax-Exempt Money Fund ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions".

Loans of Portfolio Securities. The Funds may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the Custodian are both open for business). Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or affiliate of BNY Hamilton, the Advisor, any subadviser, the Administrator or the Distributor, unless permitted by applicable law.

Privately Placed and Certain Unregistered Securities. All Funds except the Treasury Money Fund may invest in privately placed, restricted, Rule 144A and other unregistered securities.

Quality and Diversification Requirements

Each of the Funds is classified as a "diversified" series of a registered investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the remaining 25% of each Fund's total assets, there is no such limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer, subject to the limitation of any applicable state securities laws, or as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

With respect to the New York Tax-Exempt Money Fund, for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantee. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that the New York Tax-Exempt Money Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the United States Government. Consequently, the New York Tax-Exempt Money Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company that invests in voting securities. See "Investment Restrictions".

In order to attain its objective of maintaining a stable net asset value of $1.00 per share for each of its respective classes, each of the Money Market Funds will (i) limit its investment in the securities (other than United States Government securities) of any one issuer to no more than 5% of the Money Market Fund's assets, measured at the time of purchase, except for investments held for not more than three Business Days (subject, however, to each Money Market Funds' investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks.

In order to limit the credit risk of the Money Fund's investments, it will not purchase any security (other than a United States Government security) unless it is rated in the highest rating category assigned to short-term debt securities (so-called "first tier" securities) by at least two NRSROs such as Moody's (i.e., P-1 rating) and S&P (i.e., A-1 rating) or, if not so rated, it is determined to be of comparable quality. Determinations of comparable quality will be made in accordance with procedures established by the Directors. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Money Fund may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Money Fund's best interest.

In addition, the Directors have adopted procedures that (i) require each Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of 397 days or less, and (ii) require each Money Market Fund, in the event of certain downgradings of or defaults on portfolio holdings, to reassess promptly whether the security presents minimal credit risks and, in certain circumstances, to determine whether continuing to hold the security is in the best interests of each Money Market Fund.

In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

In addition to its investment objectives, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under "Additional Information" below. See "Organization" and "Additional Information". The investment restrictions of each Fund follow.

The Money Market Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of a Fund's net assets would be in investments that are illiquid (except that the Money Fund and the New York Tax-Exempt Money Fund may enter into securities as described in "Privately Placed and Certain Unregistered Securities");

2. Enter into reverse repurchase agreements (although the Money Fund and the New York Tax-Exempt Money Fund may enter into reverse repurchase agreements, provided such agreements do not exceed in the aggregate one-third of the market value of the Money Fund's or the New York Tax-Exempt Money Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements);

3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with permitted reverse repurchase agreements, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed one-third of the value of the Fund's total assets at the time of such borrowing. No Money Market Fund will purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and, in the case of the Money Fund and the New York Tax-Exempt Money Fund, will not apply to reverse repurchase agreements;

4. Purchase the securities or other obligations of any issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation does not apply to issues of the United States Government, its agencies or instrumentalities or to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the relevant Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks;

6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas, or mineral exploration, development or lease programs. However, the Money Fund and the New York Tax-Exempt Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interest therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

10.  Act as an underwriter of securities; or

11. Issue senior securities as defined in the 1940 Act, except insofar as a Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

In addition to the restrictions listed above, the Treasury Money Fund may not:

1. Invest in structured notes or other instruments commonly known as derivatives;

2.   Invest in any type of variable, adjustable or floating rate securities;

3. Invest in securities issued by agencies or instrumentalities of the United States Government, such as the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corp. or the Small Business Administration; or,

4. Invest in zero coupon bonds, except that the Treasury Money Fund may invest in zero coupon bonds issued by the United States Government provided that the bonds mature within 397 days from the date of purchase, and that the Treasury Money Fund may include zero coupon bonds issued by the United States Government as collateral for repurchase agreements.

In addition to the restrictions listed above, as a fundamental policy, the New York Tax-Exempt Money Fund will invest at least 80% of its Assets in New York municipal obligations that are exempt from Federal, New York State, and New York City personal income tax.

                             DIRECTORS AND OFFICERS


The directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years are shown below. The "fund complex" consists of one investment company, BNY Hamilton, including 22 series thereunder.


Independent Directors


                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
Edward L. Gardner         Director and   Since May 12,   Chairman of the Board,                22        Vice Chair, New York
411 Theodore Fremd Ave.   Chairman of    1995            President and Chief Executive                   Public Library
Rye, NY 10580             the Board                      Officer, Industrial Solvents                    Conservator's
Age 71                                                   Corporation, 1981 to                            Council, 2001 to
                                                         Present(Petro-Chemical Sales)                   Present; Member,
                                                                                                         Points of Light
                                                                                                         Foundation, 1995 to
                                                                                                         Present; President, Big
                                                                                                         Brothers/Big Sisters
                                                                                                         of America
                                                                                                         Foundation,

                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
                                                                                                         1992 to Present;
                                                                                                         Chairman of
                                                                                                         the Board, Big
                                                                                                         Brothers/Big Sisters
                                                                                                         of New York City,
                                                                                                         1992 to Present;
                                                                                                         Member, Rockefeller
                                                                                                         University Council,
                                                                                                         1984 to Present

James E. Quinn            Director       Since           President, Tiffany & Co.,             22        Director, Mutual of
Tiffany & Co.                            November 15,    January 2003 to Present;                        America Capital
600 Madison Avenue                       1996            Member, Board of Directors,                     Management Co.;
New York, NY  10022                                      Tiffany & Co., January 1995                     Trustee, Museum of
Age 53                                                   to Present; Vice Chairman,                      the City of New York.
                                                         Tiffany & Co., 1999 to
                                                         Present; Executive Vice
                                                         President, Tiffany & Co.,
                                                         March 1992 to 1999.

Karen R. Osar             Director       Since May 13,   Senior Vice President and             22        Director, Allergan,
Crompton Corporation                     1998            Chief Financial Officer,                        Inc.; Director, AGL
199 Benson Road                                          Crompton Corporation                            Resources, Inc.
Middlebury, CT 06749                                     (Chemical Manufacturing),
Age 56                                                   2004 to present; Senior Vice
                                                         President and Chief Financial
                                                         Officer, MeadWestvaco Corp.
                                                         (Paper Packaging), 2002 to
                                                         2003; Senior Vice President
                                                         and Chief Financial Officer,
                                                         Westvaco Corp., 1999 to 2002;
                                                         Vice President & Treasurer,
                                                         Tenneco Inc. (Conglomerate
                                                         Manufacturing), 1994 to 1999;
                                                         Managing Director of
                                                         Corporate Finance Group, J.P.
                                                         Morgan & Co., Inc.


Kim D. Kelly              Director       Since August    Chief Executive Officer,              22        Chair of Cable
131 East 69th Street,                    11, 1999        Arroyo Video, 2004 to                           Advertising Bureau,
#7A New York, NY 10021                                   2005; President, Chief                          Director of AgileTV,
Age 49                                                   Operating Officer and                           The Cable Center,
                                                         Chief Financial Officer,                        and Cable in the
                                                         Insight Communications, 2000                    Classroom; Treasurer
                                                         to 2003; Chief Operating                        and Trustee of Saint
                                                         Officer and Chief Financial                     David's School; Director,
                                                         Officer, Insight                                Arroyo Video; Director,
                                                         Communications, 1998 to 2000;                   MCG Capital.
                                                         Chair of the National Cable
                                                         Telecommunications
                                                         Association (NCTA)
                                                         Subcommittee for
                                                         Telecommunications Policy and
                                                         Member of NCTA Subcommittee
                                                         for Accounting.


                                                                                           Number of
                                            Term of                                      Portfolios in
                           Position(s)     Office and                                         Fund
                            Held with      Length of                                        Complex
   Name, Address, and          BNY        Time Served       Principal Occupation(s)       Overseen by     Other Directorships
        Age                 Hamilton           #              During Past 5 Years           Director        Held by Director
-----------------------   ------------   -------------   -----------------------------   -------------   ---------------------
John R. Alchin            Director       Since August    Executive Vice President,             22        None
Comcast Corporation                      8, 2001         Co - Chief Financial Officer
1500 Market Street                                       and Treasurer, Comcast
Philadelphia, PA  19102                                  Corporation, 1990 to Present.
Age 57

Interested Director


Newton P.S. Merrill*      Director       Since           Retired; Senior Executive             22        Director, National
262 Central Park West,                   February 12,    Vice President, Bank of New                     Integrity Life
#12B                                     2003            York, 1994 to 2003; Chairman                    Insurance, 2000 to
New York, NY 10024                                       and Director, Ivy Asset                         Present; Trustee,
Age 66                                                   Management, 2000 to 2003.                       Museum of the City of
                                                                                                         New York, 1995 to
                                                                                                         Present; Director,
                                                                                                         Woods Hole
                                                                                                         Oceanographic
                                                                                                         Institute, 1994 to
                                                                                                         Present; Honorary
                                                                                                         Trustee, Edwin Gould
                                                                                                         Foundation for
                                                                                                         Children, 2003 to
                                                                                                         Present; and Trustee,
                                                                                                         Connecticut Rivea
                                                                                                         Museum, 2005 to present.

Officers


Kevin J. Bannon           Chief          Since May 12,   Executive Vice President and          --        --
The Bank of New York      Executive      2003            Chief Investment Officer of
1633 Broadway, 13th       Officer,                       the Advisor **, 1993 to
Floor New York,           President                      Present.  Chairman of the
NY 10019 Age 52                                          Advisor's Investment Policy
                                                         Committee.

Ellen Kaltman             Chief          Since           Managing Director,                    --        --
One Wall Street           Compliance     August 30,      Compliance, 1999 to Present
New York, NY 10286        Officer        2004
Age 57

Guy Nordahl              Treasurer and   Since           Vice President, The Bank of           --        --
One Wall Street          Principal       February 15,    New York**, 1999 to Present.
New York, NY 10286       Accounting      2005
Age 39                   Officer

Kim Smallman              Secretary      Since           Counsel, Legal Services,              --        --
100 Summer Street,                       November 10,    BISYS Fund Services, Inc.**,
15th Floor                               2004            2002-Present; Attorney,
Boston, MA 02110                                         private practice, 2000-2002.
Age 33

Daniel Igo                Assistant      Since           Senior Paralegal, BISYS Fund          --        --
100 Summer Street,        Secretary      August 11,      Services Ohio, Inc., May 2004
Boston, MA 02110                         2004            to present; Co-Manager and
Age 35                                                   Senior paralegal, State Street
                                                         Research and Management Company,
                                                         October 2003 to May 2004, Senior
                                                         Legal Product Manager, Columbia
                                                         Management Group, Inc., August
                                                         2002 to March 2003; Senior Client
                                                         Service Manager, Clearsky,
                                                         November 2000 to August 2002.


Alaina V. Metz            Assistant      Since May 14,   Chief Administrator,                  --        --
3435 Stelzer Road         Secretary      1997            Administration Services of
Columbus, OH 43219                                       BISYS Fund Services, Inc.**,
Age 38                                                   June 1995 to Present;
                                                         Supervisor of Mutual Fund
                                                         Legal Department, Alliance
                                                         Capital Management, May 1989
                                                         to June 1995.

Hetal Desai               AML            Since           Compliance Director, BISYS Fund       --        --
3435 Stelzer Road,        Compliance     October 1,      Services Ohio Inc., February 2004
Columbus, OH 43219        Officer        2004            to present; Internal Audit Manager,
Age 37                                                   BISYS Group, Inc., February 2000 to
                                                         February 2004.



# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* Mr. Merrill is an "interested" Director by reason ownership of securities of The Bank of New York, the Fund's Advisor.

** This position is held with an affiliated person or principal underwriter of BNY Hamilton.

Responsibilities of the Board of Directors

The Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees

The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner and Quinn and Mmes. Osar (chair) and Kelly. The Audit Committee met two times during the fiscal year ended December 31, 2004. The Board of Directors has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations.

The Board of Directors has a Nominating Committee, the members of which are Messrs. Alchin, Gardner and Quinn (chair) and Mmes. Osar and Kelly. The Nominating Committee nominates candidates for election to the Board of Directors of BNY Hamilton Funds, Inc., and it also has the authority to recommend the removal of any Director from the Board. The committee did not meet during the fiscal year ended December 31, 2004. The Nominating Committee will consider shareholder recommendations for Director nominees. Shareholders may send recommendations to Mr. Quinn.

The Compensation Committee oversees the compensation established for Directors and any officers who are compensated by the Funds. The members of this committee are Messrs. Alchin (chair), Gardner and Quinn and Mmes. Osar and Kelly. The committee held one meeting during the fiscal year ended December 31, 2004.



Ownership of Shares of BNY Hamilton*




-----------------------------------------------------------------------------------------------------------------
                                                                                 Aggregate Dollar Range of Equity
                                                                                  Securities and/or Shares in All
Name of Director                 Dollar Range of Equity Securities in              Funds Overseen by Director in
                                    Each Series of BNY Hamilton #                 Family of Investment Companies
-----------------------------------------------------------------------------------------------------------------
Edward L. Gardner       Small Cap Growth Fund - $1 - $10,000                     Over $100,000
                        Money Fund - Over $100,000
-----------------------------------------------------------------------------------------------------------------
James E. Quinn          Large Cap Growth Fund - $50,001 - $100,000               Over $100,000
                        Small Cap Growth Fund - $50,001 - $100,000
                        Large Cap Equity Fund - $1 - $10,000
                        Intermediate Investment Grade Bond Fund - $1 - $10,000
                        Money Fund - $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------
Karen R. Osar           Large Cap Growth Fund - $1 - $10,000                     $50,001 - $100,000
                        Small Cap Growth Fund - $1 - $10,000
                        Money Fund - $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------
Kim D. Kelly            Large Cap Growth Fund - $50,001 - $100,000               Over $100,000
                        Large Cap Value Fund - $50,001 - $100,000
                        Internatonal Equity Fund - $10,001 - $50,000
                        SIP 500 Index Fund - $50,001 - $100,000
                        Enhanced Income Fund - $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------
John R. Alchin          None                                                     None
-----------------------------------------------------------------------------------------------------------------
Newton P.S. Merrill**   Small Cap Growth Fund - $10,000 - $50,000                Over $100,000
                        International Equity Fund - $10,001 - $50,000
                        Money Fund - Over $100,000
                        Large Cap Value - Over $100,000
                        High yield Fund - $10,000 - $50,000
-----------------------------------------------------------------------------------------------------------------





*    As of December 31, 2004


**   Interested Director


#    Indicates each series of BNY Hamilton for which equity securities are held.


Ownership in BNY Hamilton's Advisor, any Subadviser or Distributor

None of the Directors or their immediate family members owns beneficially or of record securities in the Funds' investment advisors or principal underwriter or entity directly or indirectly controlling, controlled by, or under common control with the Funds' investment advisors or principal underwriter.

Compensation of Directors

The following table sets forth certain information regarding the compensation of BNY Hamilton's Directors for the fiscal year ended December 31, 2004. In 2005, BNY Hamilton expects to pay each Director annual compensation of $40,000 and per-meeting fees of $4,000

(in-person meetings) and $2,000 (telephonic meetings), plus out-of-pocket expenses. In addition, the Chair of the Board of the Directors and the Chair of the Audit Committee each receive an additional $5,000 in annual compensation. During the fiscal year ended December 31, 2004, such compensation and fees amounted to $382,000, plus out-of-pocket expenses. The compensation is allocated to all series of BNY Hamilton. The Directors and executive officers do not receive pension or retirement benefits.



                                                                                  Total
                                                 Pension or       Estimated   Compensation
                               Aggregate         Retirement        Annual      paid by the
                             Compensation         Benefits        Benefits    Fund Complex
     Name of Person,          paid by all     Accrued As Part       Upon        (22 funds)
       Position           BNY Hamilton Funds  of Fund Expenses   Retirement   to Directors
------------------------  ------------------  ----------------   ----------   ------------
Edward L. Gardner               $ 67,000              $0              $0          $ 67,000
   Director and Chairman
   of the Board
James E. Quinn                  $ 60,000              $0              $0          $ 60,000
   Director
Karen Osar                      $ 67,000              $0              $0          $ 67,000
   Director
Kim Kelly                       $ 65,000              $0              $0          $ 65,000
   Director
John R. Alchin                  $ 63,000              $0              $0          $ 63,000
   Director
Newton P.S. Merrill             $ 60,000              $0              $0          $ 60,000
   Director
Ellen Kaltman                   $150,000              $0              $0                --
   Chief Compliance
   Officer





By virtue of the responsibilities assumed by the Advisor, the Administrator and the Sub-Administrator (see "Investment Advisor", "Administrator" and "Distributor") and the services provided by BNY Hamilton, no Fund has any employees; except as indicated above, each Fund's officers are provided and compensated by The Bank of New York or by BNY Hamilton Distributors, Inc. BNY Hamilton's officers conduct and supervise the business operations of each Fund.


The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin is an officer, and one of its subsidiaries in the ordinary course of business. As of December 31, 2004, The Bank of New York had extended lines of credit to Comcast Corporation and E! Entertainment, Inc., which represented 2.9% and 9.7%, respectively, of all the lines of credit of each such company. As of December 31, 2004, there were no amounts outstanding under the line of credit extended from The Bank of New York to Comcast Corporation or E! Entertainment, Inc.

The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2004, The Bank of New York had extended lines of credit to Tiffany & Co., which represented 20.2% of all the lines of credit of such company. As of that date, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 1.8% of Tiffany & Co.'s total outstanding debt.

                               INVESTMENT ADVISOR

The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage".

The Bank of New York has voluntarily agreed to limit the expenses of the New York Tax-Exempt Money Fund to 0.25%, 0.50% and 0.75% for the Hamilton Shares, Premier Shares and Classic Shares, respectively. As of July 1, 2004, these arrangements were made contractually binding until April 30, 2007. The limitation will be accomplished by waiving all or a portion of its advisory, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses.

For the fiscal years ended December 31, 2002, 2003 and 2004, The Funds incurred gross advisory fees as follows:



                                               2002         2003         2004
                                            ----------   ----------   ----------
Money Fund                                  $6,655,751   $6,479,680   $6,617,679
Treasury Money Fund                         $1,663,302   $2,001,170   $2,098,181
New York Tax-Exempt Money Fund              $   66,341   $  168,552   $  252,896

The following chart reflects advisory fee waivers by The Bank of New York as follows:


                                                    2002       2003       2004
                                                  --------   --------   --------
New York Tax-Exempt Money Fund                    $168,299   $169,879   $107,085


The Investment Advisory Agreement for each Fund must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not "interested persons", as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to BNY Hamilton. See "Additional Information".

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Investment Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

If the Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund's shareholders that they approve the Fund's entering into new investment advisory agreements with another qualified advisor selected by the Directors.


                                  ADMINISTRATOR


Effective June 30, 2005, The Bank of New York serves as the Funds' administrator (the "Administrator") and assists generally in supervising the operations of the Funds. The Administrator's offices are located at 101 Barclay Street, New York, NY 10286. The Administrator has agreed to provide administrative services, including but not limited to the following: prepare minutes of Board meetings and assist the Secretary in preparation for Board meetings; perform for each Fund compliance tests and issue compliance summary reports; participate in the periodic updating of the Funds' Registration Statements and Prospectuses; coordinate the preparation, filing, printing and dissemination of periodic reports and other information to the SEC and the Funds' shareholders, including proxy statements, annual and semi-annual reports to shareholders, Form N-SAR, Form N-CSR, Form N-Q and notices pursuant to Rule 24f-2; prepare workpapers supporting the preparation of federal, state and local income tax returns for the Funds for review and approval by the Funds' independent auditors; perform ongoing wash sales review; prepare and file Form 1099s with respect to the Funds' directors, upon the approval of the Treasurer; prepare and, subject to approval of the Treasurer, disseminate to the Board quarterly unaudited financial statements and schedules of the Funds' investments and make presentations to the Board, as appropriate; subject to approval of the Board, assist the Funds in obtaining fidelity bond and E&O/D&O insurance coverage; prepare statistical reports for outside information services (e.g., IBC/Donoghue, ICI, Lipper Analytical and Morningstar); attend shareholder and Board meetings as requested; subject to review and approval by the Treasurer, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for the Funds; and provide an employee of the Administrator designated by the Board to serve as Chief Compliance Officer, together with all necessary support staff, expenses and facilities.

The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, effective June 30, 2005, the Administrator entered an agreement appointing BISYS Fund Services Ohio, Inc., as sub-administrator (the "Sub-Administrator"), to perform the following administrative functions: provide compliance support and oversight, including compliance testing, reporting to the Chief Compliance Officer on compliance testing, joint regulatory oversight, Board support as requested, oversight of BNY Hamilton's transfer agent and distributor, oversight of annual anti-money laundering review, and support legal administration services as requested; review daily and monthly Compliance Management Reports; test conformity of compliance restrictions and limitations within the then-current registration statement, and annually conduct an independent review of the Compliance Matrix against the investment policies and other stated policies in the Funds' Registration Statement; review at least annually the Pre-Trade System and Procedures for Manual Tests of the investment advisor(s); conduct semi-annual compliance training for Fund portfolio managers; provide ongoing consulting to assist the Administrator with any compliance questions or issues; support the Administrator's preparation of (i) the annual update to the Funds' Registration Statement, (ii) other amendments to the Funds' Registration Statement and supplements to Prospectuses and Statements of Additional Information and (iii) the holding of Annual or Special Meetings of shareholders and preparation of proxy materials relating thereto, and file any of the foregoing with the SEC upon the request of BNY Hamilton; prepare such reports, applications and documents as may be necessary or desirable to register the shares with state securities authorities, monitor the sale of shares for compliance with state securities laws, and file with the appropriate state securities authorities the registration statements and reports and all amendments thereto, as may be necessary or convenient to register and keep effective the registration of the Funds and their shares with state securities authorities; coordinate the distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinate the solicitation and tabulation of proxies (including any annual meeting of shareholders); assist with the design, development, and operation of the Funds, including new classes, investment objectives, policies and structure, and provide consultation related to legal and regulatory aspects of the establishment, maintenance, and liquidation or dissolution of Funds; obtain and maintain fidelity bonds and directors and officers/errors and omissions insurance policies for BNY Hamilton and file fidelity bonds and any notices with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board; maintain corporate records on behalf of BNY Hamilton; manage the preparation process for Board meetings by (i) coordinating Board book preparation, production and distribution, (ii) preparing Board agendas, resolutions and minutes, (iii) preparing the relevant sections of the Board materials required to be prepared by BISYS, (iv) assisting to gather and coordinate special materials related to annual contract renewals and approval of rule 12b-1 plans and related matters,
(v) attending Board meetings and recording the minutes, and (vi) performing such other Board meeting functions as agreed in writing; prepare and distribute Director/Officer Questionnaires, review completed Questionnaires and resolve any open issues with BNY Hamilton and counsel; review proxy statements prepared by counsel; provide officers of BNY Hamilton, other than officers required to certify certain SEC filings under the Sarbanes-Oxley Act of 2002; prepare and file amendments to the Certificate of Incorporation as necessary; and prepare amendments to the By-Laws. The Sub-Administrator is not an otherwise affiliated person of the Administrator.

Through June 30, 2004, the Money Market Funds paid the former administrator an annual fee, accrued daily and payable monthly, of 0.10% of their respective average daily net assets. Effective July 1, 2004, these fees for the Money Market Funds were reduced to 0.09% of the first $3 billion of each Fund's respective average daily net assets and 0.075% of each Fund's respective average daily net assets in excess of $3 billion.

Effective June 30, 2005, the annual fees for the Money Market Funds payable to the Administrator were reduced to 0.07% of each Fund's respective average daily net assets. In addition, each Fund pays a prorated portion of the annual fee of $150,000 charged to BNY Hamilton as compensation for the provision of the Chief Compliance Officer and related staff facilities and expenses.


For the fiscal years ended December 31, 2002, 2003 and 2004, the Funds paid administration fees as follows:



                                               2002         2003         2004
                                            ----------   ----------   ----------
Money Fund                                  $6,655,751   $6,479,680   $6,001,408
Treasury Money Fund                         $1,663,302   $2,001,170   $1,992,467
New York Tax-Exempt Money Fund              $   66,341   $  168,552   $  239,300



There were no waivers of administration fees from any Fund during fiscal year 2002.


The Administration Agreement between BNY Hamilton Funds, Inc. and the Administrator may be renewed or amended by the Directors without a shareholder vote.

                                   DISTRIBUTOR


BNY Hamilton Distributors, Inc., an indirect wholly-owned subsidiary of the BISYS Group, Inc., acts as each Fund's exclusive Distributor and will hold itself available to receive purchase orders for Fund shares. The Distribution Agreement for the Funds must be approved in the same manner as the Investment Advisory Agreements described above under "Investment Advisor". The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares as defined under "Additional Information".



The Distributor may, at its own expense, assist in marketing the Funds' shares. The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. At the date hereof, the Advisor has in place arrangements to make such additional payments to Brown Brothers Harriman, Charles Schwab, Chicago Mercantile Exchange, J.P. Morgan Chase, Putnam Investments, Vanguard and Wachovia. The amount paid will be a percentage of an applicable Fund's average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed 0.15%; however, with respect to Wachovia serving in its capacity as record-keeper to the Advisor's retirement plans, such percentage will not exceed 0.55%.


The Directors have adopted a distribution plan ("12b-1 Plan") with respect to the Classic Shares of all of the Money Market Funds and the Retail Shares of the Money Fund and the Treasury Money Fund. Such 12b-1 Plan will permit the respective Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% per annum of average daily net assets of Classic Shares, and up to 0.50% per annum of average daily net assets of Retail Shares, as applicable. Distribution expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Classic Shares or Retail Shares, as applicable. The Classic Shares or Retail Shares of a Fund, as applicable, also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Classic Shares or Retail Shares of the related Fund as the Securities and Exchange Commission construes such term under Rule 12b-1 of the 1940 Act. If expenses reimbursable under the 12b-1 Plan exceed 0.25% per annum of average daily net assets of Classic Shares, or 0.50% per annum of average daily net assets of Retail Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Classic Shares or Retail Shares of a Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursed distribution or other expense incurred and not paid, nor will any expense be carried forward past the fiscal year in which it is incurred.


For the fiscal year ended December 31, 2004, the Funds paid the following amounts for services related to the 12b-1 Plan. In each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries,
(iv) forwarding shareholder communications from the Fund to customers, and (v) such similar or related services as the Distributor may request.



                                               Classic Shares
                                              ----------------
Money Fund                                       $2,442,738
Treasury Money Fund                              $  815,363
New York Tax-Exempt Money Fund                   $   27,252


The Retail Share class of each of the Money Fund and Treasury Money Fund commenced operations on or about the date hereof.


Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be committed to the non-interested Directors.

                      FUND, SHAREHOLDER AND OTHER SERVICES

BISYS Fund Services, Inc. ("BISYS"), P.O. Box 182785, Columbus, Ohio, 43218-2785, serves as the transfer agent for the Funds. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for all Funds.

The Directors, in addition to reviewing actions of the Funds' investment advisor, administrator and distributor, as set forth below, decide upon matters of general policy.

BNY Hamilton Funds, Inc. has adopted an Amended and Restated Shareholder Servicing Plan in respect of (i) the Classic Shares class and Premier Shares class of the New York Tax-Exempt Money Fund and (ii) the Retail Shares class, Classic Shares class, Premier Shares class, Agency Shares class and Hamilton Shares class of each of the Money Fund and the Treasury Money Fund. Under this Plan, financial institutions and other organizations ("Service Organizations") may agree to provide (or cause to others to provide) any combination of the shareholder support services and other related services and administrative assistance described below.

Shareholder support services include: (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts; and (h) providing other shareholder services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law.

Other related services and administrative assistance include: (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with periodic account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Fund for shares held for the benefit of shareholders; (e) forwarding communications from the Funds to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by Fund shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (i) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with shareholders; (j) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (k) developing and maintaining check writing functionality.

Pursuant to the Shareholder Servicing Plan, (i) the New York Tax-Exempt Money Fund may pay a Service Organization an annual shareholder servicing fee of 0.25% in respect of each of the Premier Shares class and Classic Shares class, and
(ii) the Money Fund and the Treasury Money Fund may pay a Service Organization the annual shareholder servicing fees in respect of the following classes at the specified rates.

         Retail            0.30%
         Classic           0.30%
         Premier           0.30%
         Agency            0.15%
         Hamilton          0.05%

In each case, such fee is accrued daily and payable monthly, based on the average daily net assets of Fund shares owned by or for shareholders by that Service Organization. In the case of the Retail, Classic and Premier Shares classes of each Fund, the amounts paid to Service Organizations for "service fees" (as defined by the National Association of Securities Dealers, Inc.) shall not exceed 0.25% of the average daily net assets attributable to a particular share class of a particular Fund.

The Money Market Funds have entered into shareholder servicing agreements with The Bank of New York pursuant to which the Bank, as a Service Organization, will provide services contemplated above to each of the Retail, Classic, Premier, Agency and Hamilton Shares class of the Money Market Funds, at the fee rates described above


The Bank of New York, One Wall Street, New York, New York 10286, serves as the custodian (the "Custodian") and fund accounting agent for each Fund.


Ernst & Young LLP, 5 Times Square, New York, New York 10036 were the registered independent public accounting firm of the Funds for the fiscal year ended December 31, 2004. The Funds' Audit Committee and Board of Directors has approved the engagement of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 as the Funds' independent auditors for the fiscal year ending December 31, 2005. The independent auditors of the Funds must be approved annually by the Audit Committee and the Board to continue in such capacity. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders.


                                 CODE OF ETHICS


BNY Hamilton, the Advisor, each subadviser, the Administrator and the Sub-Administrator each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of BNY Hamilton, the Advisor, each subadviser, the Administrator and the Sub-Administrator from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

                              PROXY VOTING POLICIES

The Advisor has been delegated the authority and responsibility to vote the proxies of certain of its trust and investment advisory clients, including the Funds. The Advisor understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

The Advisor has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process and procedures. The Advisor has elected to retain Institutional Shareholder Services, Inc. ("ISS") as a proxy consultant. ISS is currently performing certain proxy-related services pursuant to these procedures, including providing research and making voting determinations in accordance with the proxy voting guidelines, voting and submitting proxies and related administrative and recordkeeping functions. In addition, the Advisor has determined that, except as set forth in the proxy policy and noted below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines, which have been prepared by the Advisor and ISS. If the guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations.

As ISS will vote proxies in accordance with the proxy voting guidelines, the Advisor believes that this process is reasonably designed to address material conflicts of interest that may arise between the Advisor and a Fund as to how proxies are voted. If an investment professional (a portfolio manager, the Advisor's Chief Investment Officer or other investment professional) believes that it may be in the best interest of a Fund to vote in a manner inconsistent with ISS' recommendations, such investment professional must contact the Proxy Committee and complete a questionnaire to allow the Proxy Committee to review the recommendation and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner. If the proxy guidelines do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After making such a determination, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner.

Although the proxy guidelines detail numerous specific instances and possible proposals, the guidelines provide that ISS will generally vote "for" management proposals on routine business; case by case on management proposals related to directors (though "for" routine matters and "against" classification of the Board); case by case on management proposals related to a company's capitalization, reorganizations or merger proposals, and non-salary compensation issues; "against" management proposals on anti-takeover related proposals; and "against" or case by case on most shareholder proposals, including social issues.

A complete copy of the Proxy Policy may be obtained by writing to: Charles Goodfellow, The Bank of New York, 1290 Avenue of the Americas, New York, New York 10104.

Information on how the Funds has voted proxies relating to portfolio securities will be available (1) without charge, upon request, upon calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund views holdings information as sensitive and limits the dissemination of material non-public holdings information to circumstances in accordance with the guidelines outlined below.

1. Each Fund will provide a full list of its holdings as of the end of the Fund's fiscal quarter on www.bnyhamilton.com 60 days after its fiscal quarter-end;

2. Each Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton's web site 15 days or more after the calendar quarter-end;

3. Each Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton's web site 15 days or more after the calendar quarter-end;

4. Each Fund will provide material non-public holdings information to third parties that, (i) calculate information derived from holdings either for use by the Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) no employee shall use the information for their personal benefit (including trading), (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited.

5. Except as discussed below, each Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton's web site.

The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund's Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

The entities that may receive the information described in (4) above are: (i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end); (ii) Lipper (full holdings quarterly, 25 days after quarter-end; (iii) Thomson Financial (full holdings quarterly, 25 days after quarter-end); (iv) S&P (full holdings of Money Fund and Treasury Money Fund weekly, six days after the end of the week; full holdings of all funds quarterly, 25 days after quarter-end); and (v) Moody's Investor Services (full holdings of Money Fund and Treasury Money monthly, six days after the end of the week). In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive each Fund's top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.

Each Fund may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund.


Employees of The Bank of New York, in its capacity as the Funds' investment adviser, and each of the sub-advisers and each of their respective affiliates, that are access persons under the Funds' codes of ethics, have access to Fund holdings on a regular basis. In addition, The Bank of New York, in its capacity as the Funds' custodian and administrator, and BISYS Fund Services Ohio, Inc., in its capacity as the Funds' sub-administrator, has access to full holdings on a regular basis.


In addition, material non-public holdings information may be provided as part of the normal investment activities of each Fund to: auditors; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Fund or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

The service providers to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed.

Neither the Funds nor The Bank of New York will provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the Funds' Chief Compliance Officer ("CCO"). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders. All approvals of disclosure requests will be reported to the Board of Directors at its next meeting.

To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that (i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit (including trading), (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited.

In the event portfolio holdings disclosure made pursuant to the Funds' policies and procedures present a conflict of interest between the Funds' shareholders and The Bank of New York, a sub-adviser, the Funds' distributor or any other affiliated person of the Funds, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.

The Bank of New York will not enter into any arrangements with third parties from which it would derive any benefit, monetary or other, for the disclosure of material non-public holdings information. If, in the future, the Bank of New York desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Funds' SAI.

There is no assurance that the BNY Hamilton Funds' policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                               PURCHASE OF SHARES

Investors may open Fund accounts and purchase shares as described in each Prospectus under "Purchase of Shares".

Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. See "Net Asset Value-Equity Funds".

                              REDEMPTION OF SHARES

Investors may redeem shares as described in each Prospectus. Shareholders redeeming shares of a Money Market Fund should be aware that the Money Market Funds attempt to maintain a stable net asset value of $1.00 per share for each class; however, there can be no assurance that a Money Market Fund will be able to continue to do so and, in that case, the net asset value of a Money Market Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from the number of shares redeemed. See the applicable Prospectuses and "Net Asset Value" below.

Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder may incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

Further Redemption Information. The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

                               EXCHANGE OF SHARES

Shareholders purchasing shares directly from a Fund may exchange those shares at the current net asset value per share for other series of BNY Hamilton Funds, Inc. that have a similar class of shares, in accordance with the terms of the current prospectus of the series being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares". Shares of the series to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in such Fund's Prospectus.

Net investment income of each class of shares in the Money Fund, the Treasury Money Fund and New York Tax-Exempt Money Fund consists of accrued interest or discount and amortized premium applicable to the specific class, less the accrued expenses of the relevant Fund applicable to the specific class during that dividend period, including the fees payable to the Administrator, allocated to each class of shares. See "Net Asset Value". Determination of the net investment income for each class of shares for each Money Market Fund will be made immediately prior to the determination of that Money Market Fund's net asset value, as specified in the relevant Prospectus.

Dividends on each class of shares of a Money Market Fund are determined in the same manner and are paid in the same amount regardless of class, except that Hamilton Shares, Agency Shares, Premier Shares, Classic Shares and Retail Shares bear the fees paid to Shareholder Organizations on their behalf for those general services described under "Shareholder Servicing Plans" in the applicable Prospectuses of the Money Market Funds, and Classic Shares and Retail Shares bear Rule 12b-1 fees. In addition, each class of shares of each Money Market Fund bears certain other miscellaneous expenses specific to that class (i.e., certain cash management, registration and transfer agency expenses).

                                 NET ASSET VALUE

Each of the Funds will compute its net asset value per share for each of its classes once daily on Monday through Friday as described under "Net Asset Value" in the relevant Prospectus, except that net asset value of any class need not be computed on a day in which no orders to purchase or redeem shares of such class have been received or on any day that the New York Stock Exchange (and the Federal Reserve Bank of New York) is closed for business.

All portfolio securities for each Money Market Fund will be valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value of $1.00 per share for each class of shares. No assurances can be given that this goal will be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 0.5% occurs between valuation based on the amortized cost method and valuation based on market value, the Directors will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average portfolio maturity or realizing gains or losses. See "Taxes".

Valuing the Money Market Funds' instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 of the 1940 Act. Rule 2a-7 prohibits money market funds that use the amortized cost method to value assets from investing more than 5% of their total assets in the securities of any single issuer, except obligations of the United States government and its agencies and instrumentalities. Each of the Money Market Funds intend to conduct their investment activities in a manner consistent with the requirements of Rule 2a-7. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of any of the Money Market Funds.

The Directors oversee the Advisor's adherence to the Securities and Exchange Commission's rules, and have established procedures designed to stabilize net asset value of each class of shares of each Money Market Fund at $1.00. Each day net asset value is computed, each class of shares of each Money Market Fund will calculate the net asset value of each class of their respective shares by using both the amortized cost method and market valuations. At such intervals as they deem appropriate, the Directors consider the extent to which net asset value as calculated by using market valuations would deviate from $1.00 per share. Immediate action will be taken by the Directors if the variance between market value and amortized cost exceeds 0.5%.

If the Directors believe that a deviation from a Money Market Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing net asset value by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, a Money Market Fund's yield based on amortized cost may be higher than the corresponding yields based on market valuations. Under these circumstances, a shareholder of any class of shares of any of the Money Market Funds would be able to obtain a somewhat higher yield than would result if that Money Market Fund used market valuations to determine its net asset value. The converse would apply in a period of rising interest rates.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Directors.

                                PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return (before and after taxes), or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

Yield Quotations. As required by regulations of the Securities and Exchange Commission, current yield for each class of shares of each of the Money Market Funds is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each class of shares of the Money Market Funds is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.


The current and effective seven-day yields for the Money Market Funds as of December 31, 2004 were as follows:


                                                   Current 7   Effective 7
                                                   Day Yield    Day Yield
                                                   ---------   -----------
Money Fund - Hamilton Shares                         2.01%        2.03%
Money Fund - Premier Shares                          1.76%        1.78%
Money Fund - Classic Shares                          1.51%        1.53%
Treasury Money Fund - Hamilton Shares                1.76%        1.78%
Treasury Money Fund - Premier Shares                 1.51%        1.53%
Treasury Money Fund - Classic Shares                 1.27%        1.27%
New York Tax-Exempt Money Fund - Hamilton Shares     1.61%        1.63%
New York Tax-Exempt Money Fund - Premier Shares      1.36%        1.37%
New York Tax-Exempt Money Fund - Classic Shares      1.12%        1.12%

The Retail Share class of each of the Money Fund and Treasury Money Fund commenced operations on or about the date hereof.

General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

From time to time, the yields and the total returns (including total returns after taxes on distributions and redemption) of each class of shares of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as, the views of the investment advisor as to current market, economic trade and interest rate trends, legislative, regulatory and monetary developments, investments strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-800-426-9363.

Comparative performance information may be used from time to time in advertising the Funds' shares, including, but not limited to, data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers indexes, the Frank Russell Indexes and other industry publications. Each of the Money Market Funds may compare the performance of each class of shares to Money Fund Report, a service of IBC Financial Data, Inc. as well as yield data reported in other national financial publications.

From time to time, the Funds may include in advertisements, sales literature and reports to shareholders general comparative information such as statistical data regarding inflation, securities indices or the features of performance of alternative investments. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, in such communications, the Advisor may offer opinions on current economic conditions.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Securities of a Fund typically are purchased via a domestic or foreign securities exchange, in the over-the-counter market or pursuant to an underwritten offering. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio Turnover. A Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.

Portfolio transactions for each of the Money Market Funds will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. Each of the Money Market Funds may engage in short-term trading consistent with their objectives.

Each of the Money Market Funds' policy of investing only in securities with maturities of less than 397 days will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments that the Money Market Funds make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Money Market Funds.


Portfolio securities will not be purchased from or through or sold to or through the Funds' Administrator, Distributor, Advisor or any "affiliated person", as defined in the 1940 Act, of the Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Funds will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor, or any of the affiliates of the Advisor is a member, except to the extent permitted by law.

On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including the other Funds, to the extent permitted by applicable laws and regulations, the Advisor may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor, in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


As of December 31, 2004, BNY Hamilton Funds, Inc. held equity securities and debt obligations of its regular broker-dealers, in the amounts indicated below:



Security                         Value (in thousands)
--------                         --------------------
Goldman Sachs Group, Inc.              $529,962
Citigroup Global Markets, Inc.         $513,924
Morgan Stanley                         $203,425
JP Morgan Chase & Co.                  $185,325
Deutsche Bank AG                       $181,272
Societe Generale                       $176,276
BNP Paribas SA                         $106,654
First Tennessee National Corp.         $ 80,000
UBS AG                                 $ 62,282
Bank of America Corp.                  $ 20,694
Merrill Lynch & Co., Inc.              $ 16,015
Bear Stearns & Cos., Inc.              $  9,705
Wachovia Corp.                         $  6,636
Legg Mason, Inc.                       $  4,227
Credit Suisse                          $  1,954
Lehman Brothers Holdings, Inc.         $    523
State Street Corp.                     $    174

                              DESCRIPTION OF SHARES

BNY Hamilton is a registered, open-end investment company organized under the laws of the State of Maryland on May 1, 1992. The Articles of Incorporation currently permit the Corporation to issue 56,000,000,000 shares of common stock, par value $0.001 per share, of which shares of the Money Market Funds have been classified as follows:

                                                     Number of Shares of
        Name of Series and Classes Thereof             Common Allocated
--------------------------------------------------   -------------------
BNY Hamilton Money Fund
   Institutional Shares                                 3,000,000,000
   Hamilton Shares                                      7,000,000,000
   Agency Shares                                        3,000,000,000
   Premier Shares                                       4,000,000,000
   Classic Shares                                       3,000,000,000
   Retail Shares                                        3,000,000,000
BNY Hamilton Treasury Money Fund
   Institutional Shares                                 3,000,000,000
   Hamilton Shares                                      2,000,000,000
   Agency Shares                                        3,000,000,000
   Premier Shares                                       3,000,000,000
   Classic Shares                                       2,000,000,000
   Retail Shares                                        3,000,000,000
BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Shares                                      2,000,000,000
   Premier Shares                                       2,000,000,000
   Classic Shares                                       2,000,000,000

Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable by BNY Hamilton. The rights of redemption and exchange are described in the appropriate Prospectus and elsewhere in this Statement of Additional Information.

The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successor; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

BNY Hamilton, if requested to do so by the holders of at least 10% of shareholders of all series aggregated as a class, will call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that under certain circumstances eliminates the personal liability of the Directors to BNY Hamilton or its shareholders. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

For information relating to mandatory redemption of Fund shares or, under certain circumstances, their redemption at the option of the Funds, see the applicable Prospectuses.


No single person beneficially owns 25% or more of the Corporation's voting securities. The following table sets forth the name, address and percentage of ownership of each person who is known by the Registrant to own, of record or beneficially, 5% or more of any class of BNY Hamilton's outstanding equity securities as of November 7, 2005:



                                               PERCENT OF THE CLASS TOTAL ASSETS
FUND/CLASS                                     HELD BY THE SHAREHOLDER
------------------------------------------     ---------------------------------

MONEY FUND - CLASSIC SHARES

Pershing, Inc.                                                       5.89%
One Pershing Plaza
Product Support - 14th Floor
Jersey City, NJ 07399

MONEY FUND - HAMILTON SHARES

Hare & Co.                                                          59.77%
Avenue Des Arts 35 Kunstlaan
Attn STIF Team
E. Syracuse, NY 13057

Chase Manhattan Bank Grange Primary Trust                            8.51%
600 Travis, 51st Floor
Houston, TX 77002

TFL Holdings                                                         8.49%
ATTN: Ms. Melissa Andrews
802 N. West Street
Wilmington, DE 19801

Aflac, Inc.                                                          6.23%
ATTN: Ms. Amanda Dobson
1932 Wynnton Road
Columbus, GA 31999

MONEY FUND - PREMIER SHARES

Hare & Co.                                                          72.53%
Avenue Des Arts 35 Kunstlaan
Attn STIF Team
E. Syracuse, NY 13057

NEW YORK TAX-EXEMPT MONEY FUND - CLASSIC SHARES

The Bank of New York                                                14.97%
Raymond Bell, Lucie Bell
26 Bradish Lane
West Islip, NY 11795

The Bank of New York                                                 7.25%
Meyer Ackerman, Marilyn Ackerman
406 Fairway Grn
Mamaroneck, NY

The Bank of New York                                                 6.99%
Modern Citrus LLC
375 Park Avenue
C/O GF Capital Management & Advisors
New York, NY

NEW YORK TAX-EXEMPT MONEY FUND - HAMILTON SHARES

The Bank of New York Collateral Hold                                21.46%
Maiden Lane Properties, LLC
1999 Marcus Avenue - Suite 310
Lake Success, NY 11042

Hare & Co.                                                          17.95%
111 Sanders Creek Parkwayd
ATTN: STIF/MASTER NOTE
E. Syracuse, NY 13057

GF Capital Management & Advisors LLC                                14.08%
ATTN: Neil Shapiro
375 Park Avenue, 17th Floor
New York, NY 10152

Kamran Hakim                                                        12.48%
Hakim Okamr
3 West 57th Street - 7th Floor
New York, NY 10019

The Bank of New York Collateral Hold                                 6.70%
155 W. 21st Street LLC
1999 Marcus Avenue - Suite 310
Lake Success, NY 11042

Daniel Brodsky                                                       6.06%
c/o Planned Development Management Corp.
400 West 59th Street
New York, NY 10019

WLRoss & Co LLC                                                      5.96%
WLRoss LLC
101 E.52nd Street - 19th Floor
New York, NY 10022

NEW YORK TAX-EXEMPT MONEY FUND - PREMIER SHARES

Hare & Co.                                                          57.77%
111 Sanders Creek Parkway
Attn STIF Dept.
E. Syracuse, NY 13057

The Bank of New York                                                10.34%
Mark Buller
125 Jericho Turnpike
C/O Sheft Kahn & Company LLP
Jericho, NY 11753

TREASURY MONEY FUND - CLASSIC SHARES

The Bank of New York                                                 7.03%
Sol Goldman Investments
640 5th Avenue - 3rd Floor
New York, NY 10286

TREASURY MONEY FUND - HAMILTON SHARES

Hare & Co.                                                          22.50%
111 Sanders Creek Parkway
Attn STIF Dept.
E. Syracuse, NY 13057

Ivy Asset Management Corp.                                          21.56%
Glenn P Cummins
One Jericho Plaza
Jericho, NY 11753

The Defenders Fund, LP                                              10.17%
Glenn P Cummins
One Jericho Plaza
Jericho, NY 11753

Ivy International, LLC                                               8.83%
Glenn P Cummins
One Jericho Plaza
Jericho, NY 11753

Suecia Holding Corporation                                           5.09%
25 Smith Street - Suite 305
Attn: Scott Gottesman
Nanuet, NY 10954

TREASURY MONEY FUND - PREMIER SHARES

Hare & Co.                                                          86.13%
Avenue Des Arts 35 Kunstlaan
Attn STIF Team
E. Syracuse, NY  13057

(67)

BNY Hamilton's officers and directors, taken as a group, own less than 1% of the shares of each of the Funds.

                                      TAXES

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") generally will be applied to each Fund separately, rather than BNY Hamilton as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for each Fund.

Each Fund intends to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Tax Code. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, United States Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed at least annually. If for any year any Fund does not qualify as a regulated investment company, all of its taxable income, including its net capital gain, will be subject to tax at the regular corporate rate, with no deduction for distributions to shareholders. Such distributions will generally be taxable to shareholders as qualified dividend income (as discussed below), and will generally result in a dividends received deduction for a corporate shareholder.

Under the Tax Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt-interest dividends distributed by either of the Tax-Exempt Fixed Income Funds, as described below) are generally taxable to shareholders of the Funds whether such distributions are taken in cash or reinvested in additional shares.

Dividends of net investments income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholder as ordinary income rates. Not all dividends from all Funds are expected to be qualified dividend income.

Distributions from the Funds will not be eligible for the 70% dividends-received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. Individual shareholders will be subject to federal income tax on distributions of net long-term capital gains recognized before June 1, 2009 at a maximum rate of 15% if designated as derived from a Fund's capital gains from property held for more than one year.

A gain or loss realized by a shareholder on the redemption, sale or exchange of shares held as a capital asset will be capital gain or loss and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Individual shareholders will be subject to federal income tax on long-term capital gain recognized before June 1, 2009 at a maximum rate of 15% in respect of shares held for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, a Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale price for the securities sold.

Under the Tax Code, gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by a Fund on forward currency contracts, options and futures contracts or on the underlying securities.

Certain options, futures and foreign currency contracts held by a Fund at the end of each fiscal year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss, regardless of how long the Fund has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income, unless an election under Section 988 (a) (1) (B) of the Tax Code is made, in which case the rule for options and futures contracts will apply.

It is expected that the Money Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gains in excess of net long-term losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a United States trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to United States individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to United States tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a foreign shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a non-resident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold United States federal income tax at the rate of 30% unless IRS Form W-8 is provided. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders in these Funds are urged to consult their own tax advisers with respect to the particular tax consequences.

Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for United States federal estate tax purposes.

The New York Tax-Exempt Money Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of their total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by that Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from that Fund. In view of the New York Tax-Exempt Money Fund's investment policies, it is expected that substantially all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains or other minor amounts of taxable income.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the New York Tax-Exempt Money Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of the Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Tax Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the New York Tax-Exempt Money Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders. The New York Tax-Exempt Money Fund is permitted to invest up to 20% of their respective assets in private activity bonds the interest from which is a preference item for purposes of alternative minimum tax. Moreover, exempt-interest dividends paid to a corporate shareholder by the Fund (whether or not from interest on private activity bonds) will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to .12% of a corporation's modified alternative taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on effectively connected earnings and profits
(with adjustments) of United States branches of foreign corporations.

Holders of shares of a class of the New York Tax-Exempt Money Fund who are subject to New York State and New York City personal income taxes on dividends will not be subject to such tax on distributions from the Fund to the extent that the distributions qualify as exempt-interest dividends and represent income attributable to federally tax-exempt obligations of the State of New York and its subdivisions, agencies and instrumentalities (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of Puerto Rico). To the extent that distributions from a class of the Fund are derived from other income, including long- and short-term capital gains and income from securities lending, such distributions will not be exempt from New York State or New York City personal income taxes.

Distributions from the New York Tax-Exempt Money Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

Annual statements as to the portion of distributions of the New York Tax-Exempt Money Fund that is attributable to interest that is exempt from federal income tax and New York State and City personal income tax will be provided to shareholders shortly after the end of the taxable year.

           SPECIAL CONSIDERATIONS RELATING TO INVESTMENTS IN NEW YORK
                              MUNICIPAL OBLIGATIONS

Appendix B contains the Annual Information Statement of the State of New York, as updated or supplemented to the date specified therein. The Annual Information Statement, as updated or supplemented, contains special factors affecting the New York Tax-Exempt Money Fund. Such information is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors as indicated in Appendix B. The Fund has no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The information in Appendix B does not purport to be a complete description of all considerations regarding investment in New York municipal obligations.

                              FINANCIAL STATEMENTS


The following financial information is hereby incorporated by reference to the pages of the Money Market Funds' Annual Report to shareholders dated December 31, 2004 indicated below, as well as to the Semi-Annual Report to shareholders dated June 30, 2005. The financial statements contained in the Money Market Funds' Semi-Annual Report include all adjustments, consisting of normal recurring adjustments, that management considers necessary for a fair presentation of such information for such period.


                                                                            Page
                                                                            ----
Questions & Answers                                                           4

BNY Hamilton Money Fund
Schedule of Investments                                                      19
Statement of Assets and Liabilities                                          26
Statement of Operations                                                      26
Statements of Changes in Net Assets                                          27
Financial Highlights                                                         28

BNY Hamilton Treasury Money Fund
Schedule of Investments                                                      31
Statement of Assets and Liabilities                                          33
Statement of Operations                                                      33
Statements of Changes in Net Assets                                          34
Financial Highlights                                                         35

BNY Hamilton New-York Tax Exempt Money Fund
Schedule of Investments                                                      38
Statement of Assets and Liabilities                                          46
Statement of Operations                                                      46
Statements of Changes in Net Assets                                          47
Financial Highlights                                                         48

Notes to Financial Statements                                                61

Report of Registered Independent Public Accounting Firm                      69

Directors and Officers                                                       70

                                   APPENDIX A

                        Description of Securities Ratings

S&P
Corporate and Municipal Bonds

AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.
BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.
BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

               .    Leading market positions in well established industries.
               .    High rates of return on funds employed.
               .    Conservative capitalization structures with moderate
                    reliance on debt and ample asset protection.
               .    Broad margins in earnings coverage of fixed financial
                    charges and high internal cash generation.
               .    Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                   Appendix B

   THE SECURITIES THAT THE NEW YORK TAX-EXEMPT MONEY FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR
    DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUNDS' REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR
                                    COMPLETE

     This Appendix contains the Annual Information Statement of the State of New York (AIS) and the Update to the Annual Information Statement (Update) released on the dates specified herein. The AIS and Update set forth information about the financial condition of the State of New York. The State intends to further update and supplement that Annual Information Statement as described therein.

     The AIS set forth in this Appendix is dated May 4, 2005 and contains information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," "Exhibit A" and "Exhibit B" are not included herein.

     The Update set forth in this Appendix is dated August 8, 2005 and contains information only through that date. This Appendix sets forth sections 1 - 3 of the Update containing extracts from the First Quarterly Update to the 2005-06 Fiancial Plan which the Divions of the Budget issued on August 1, 2005, a discussion of special considerations related to the State Financial Plan for the fiscal year 2005-06, and a summary of GAAP-basis results for the 2004-05 fiscal year. Sections 4 and 5 of the Update are not included herein.

     The entire AIS and Update, including such remaining sections, were filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or the New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS or Update are available on the Internet at http://www.budget.state.ny.us/.

                          Annual Information Statement
                                State of New York
                               Dated: May 4, 2005

Table of Contents

Annual Information Statement.............................................    B-1
   Introduction..........................................................    B-1
   Usage Notice..........................................................    B-2

Current Fiscal Year......................................................    B-3
   2005-06 Enacted Budget Financial Plan.................................    B-3
   Summary of Annual Disbursement Growth.................................    B-5
   All Funds Summary.....................................................   B-21
   General Fund Outyear Projections......................................   B-23
   Cash Flow.............................................................   B-25
   GAAP Financial Plans..................................................   B-25
   2005-06 Governmental Funds Financial Plan.............................   B-26
   (FUND TYPE)...........................................................   B-26
   Health Care Reform Act Financial Plan.................................   B-38
   The State's Fund Structure............................................   B-42
   Special Considerations................................................   B-67

[Subsequent Sections of the AIS Are Not Set Forth Herein]

Update to Annual Information Statment....................................   B-69

                          Annual Information Statement
                            of the State of New York

Introduction

     This Annual Information Statement ("AIS") is dated May 4, 2005 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

     In this AIS, readers will find:

          1. A section entitled the "Current Fiscal Year" that contains (a) extracts from the 2005-06 Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations." The first part of the Enacted Budget Financial Plan summarizes the major changes to the 2005-06 Executive Budget and the projected impact on operating results, annual spending growth, and the magnitude of future potential budget gaps; the second part provides detailed information on total receipts and disbursements projected in the State's governmental funds in 2005-06.

          2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

          3. The status of significant litigation that has the potential to adversely affect the State's finances.

     DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable. Information relating to matters described in the section entitled "Litigation" is furnished by the State Office of the Attorney General.

     During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

     The State plans to issue updates to this AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC), has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this AIS may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. OSC expects to issue the Basic Financial Statements for the 2004-05 fiscal year in July 2005. Copies may be obtained by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236 and will be available on its website at www.osc.state.ny.us.

Usage Notice

     The AIS has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

     An informational copy of this AIS is available on the DOB website (www.budget.state.ny.us). The availability of this AIS in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS on this website is not intended as a republication of the information therein on any date subsequent to its release date.

     Neither this AIS nor any portion thereof may be (i) included in a Preliminary Official Statement, Official Statement, or other offering document, or incorporated by reference in an Official Statement unless DOB has expressly consented thereto following a written request to the State of New York, Division of the Budget, State Capitol, Albany, NY 12224 or (ii) considered to be continuing disclosure in connection with any offering unless a CDA relating to the series of bonds or notes has been executed by DOB. Any such use, or incorporation by reference, of this AIS or any portion thereof in a Preliminary Official Statement, Official Statement, or other offering document or continuing disclosure filing or incorporated by reference in any Official Statement or other offering document or continuing disclosure filing without such consent and agreement by DOB is unauthorized and the State expressly disclaims any responsibility with respect to the inclusion, intended use, and updating of this AIS if so misused.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                               Current Fiscal Year

     The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. Subsequently, on April 12, 2005, the Legislature enacted certain amendments to the 2005-06 Enacted Budget. The 2005-06 Enacted Budget Financial Plan, extracts of which are set forth below, was prepared by the DOB and reflects the actions of the Legislature and Governor through April 12, 2005.

     The 2005-06 Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, Federal law changes, and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the 2005-06 Enacted Budget Financial Plan set forth herein.

2005-06 Enacted Budget Financial Plan

     The Legislature completed action on the Executive Budget appropriation and
Article VII bills for the 2005-06 fiscal year by March 31, 2005 (passing the debt service appropriation bill on March 8 and the remaining bills by the end of the month). On April 12, 2005, several amendments ("chapter amendments") to the 2005-06 budget were enacted that authorized, among other things, funding for the Temporary Assistance for Needy Families program (TANF), the Environmental Protection Fund (EPF), and the Help America Vote Act. The State's official Enacted Budget Financial Plan projections set forth here are based on the budget bills and chapter amendments enacted through April 12, 2005.

     The Executive Budget for 2005-06 presented a balanced General Fund Financial Plan that eliminated a projected budget gap of $4.2 billion. The Enacted Budget Financial Plan for 2005-06 is also balanced, the result of both new resources and the approval of roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. Reserves have been increased to $1.5 billion.

     The following table summarizes the net additions to the Executive Budget, the net available resources to finance them, and the impact on the State's General Fund operating forecast.

--------------------------------------------------------------------------------
                               General Fund Status
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                    2005-06   2006-07   2007-08
--------------------------------------------------------------------------------
Executive Budget 30-Day Budget Gaps                       0    (2,544)   (2,541)
--------------------------------------------------------------------------------

Net Available Resources (including reserves)          1,388     1,544     1,753
Net Additions                                        (1,388)   (2,167)   (3,338)

--------------------------------------------------------------------------------
Enacted Budget Budget Gaps                                0    (3,167)   (4,126)
--------------------------------------------------------------------------------

     As the table indicates, since the Executive Budget, $1.4 billion in new resources have been identified to finance $1.4 billion in net additions. The budget gaps total $3.2 billion in 2006-07, an increase of $623 million from the Executive Budget, and $4.1 billion in 2007-08, an increase of $1.6 billion. Detailed information on these changes is provided later.

     In summary, the Enacted Budget authorized approximately $1.8 billion of the $2.8 billion in spending restraint proposed with the Executive Budget, including
(a) roughly one-half of the $1.1 billion in proposed Medicaid provider and recipient cost containment and all $800 million in savings from financing certain Medicaid spending outside of the General Fund, (b) debt management initiatives to help reduce the growth in debt service costs ($150 million), and
(c) mental hygiene savings ($250 million). Revenue actions net of tax cuts total $605 million, or $72 million above the $533 million proposed with the Executive Budget. Finally, $889 million in one-time actions are authorized in the budget, an increase of $33 million above the Executive proposal.

     The Enacted Budget provides an $850 million school year increase in school aid, $324 million above the level recommended in the Executive Budget. The school aid program includes a new "sound basic education" (SBE) aid program, financed with Video Lottery Terminal (VLT) revenues, that will distribute aid through a formula that benefits high-need districts. The SBE program is part of the State's efforts to comply with a State Court of Appeals' ruling that found the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution./1/ The compliance plan also includes traditional school aid and Federal aid.

     The Enacted Budget includes funding, consistent with the Executive Budget, to permit the State to pay for the local share of Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million), to accelerate the full State takeover of the Family Health Plus (FHP) program ($25 million), and to provide enhanced aid for local governments ($61 million).

     The Enacted Budget Financial Plan projects General Fund spending, including transfers to other funds, will total $46.2 billion, an increase of $2.1 billion (4.7 percent) from 2004-05. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $70.3 billion, an annual increase of $4.9 billion (7.4 percent). All Governmental Funds spending (hereafter "All Funds"), which includes Federal grants, is estimated to increase by $4.4 billion (4.3 percent) for a total of $106.5 billion.

/1./ See the section entitled "Litigation" in this AIS for more information.

--------------------------------------------------------------------------------
                               Size of the Budget
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                     General    State     All
                                                      Fund      Funds    Funds
--------------------------------------------------------------------------------
2004-05 Preliminary Adjusted Actuals*                 44,127   65,404   102,101
--------------------------------------------------------------------------------

2005-06 30-Day Estimate                               45,070   69,057   105,162

Net Spending Additions                                 1,536    1,746     2,313
Net Spending Reductions/Reestimates                     (399)    (530)     (972)

--------------------------------------------------------------------------------
2005-06 Enacted Budget Estimate                       46,207   70,273   106,503
--------------------------------------------------------------------------------

Annual $ Change                                        2,080    4,869     4,402
Annual % Change                                          4.7%     7.4%      4.3%

Increase Above Executive Budget                        1,137    1,216     1,341
--------------------------------------------------------------------------------

Note: To provide a comparable basis for calculating annual change, the 2004-05 preliminary results have been increased to reflect the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments---consistent with the 2005-06 budget projections. The 2004-05 adjustment for HCRA is $925 million in State Funds and All Funds; the Medicaid county shares adjustment is $508 million in the General Fund, State Funds, and All Funds.

     The 2005-06 Financial Plan includes a fiscal stability reserve of $601 million. The State's general reserves are projected to total $1.5 billion in 2005-06, equivalent to roughly 3.2 percent of General Fund spending. As in any fiscal year, the Enacted Budget Financial Plan is subject to a variety of risks and uncertainties that could cause actual results to differ materially from current projections. For example, the State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield/2/ from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance the Health Care Reform Act (HCRA) programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

Summary of Annual Disbursement Growth

     DOB projects General Fund disbursements will total $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) over 2004-05 actual results. State Funds and All Funds disbursements are projected to reach $70.3 billion and $106.5 billion in 2005-06, an increase of $4.9 billion (7.4 percent) and $4.4 billion (4.3 percent) over the prior year.

     The largest All Funds spending increases are for Medicaid ($1.7 billion), school aid ($953 million), and higher education ($832 million), as summarized in the following table.

/2./ Referred to as "Empire" elsewhere in this AIS.

--------------------------------------------------------------------------------
                     Summary of Annual Disbursements Growth
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                     General    State     All
                                                       Fund     Fund     Funds
--------------------------------------------------------------------------------
2004-05 30-Day Estimate                               43,920   65,458   102,615
--------------------------------------------------------------------------------

Closeout Changes                                         207      (54)     (514)

--------------------------------------------------------------------------------
2004-05 Preliminary Adjusted Actuals                  44,127   65,404   102,101
--------------------------------------------------------------------------------

Medicaid                                                 (15)   1,641     1,729
School Aid                                               864      780       953
Other Education                                          178      194       316
Higher Education                                         222      824       832
Fringe Benefits (includes pensions & health
   insurance)                                            396      424       456
Transportation                                            (5)     563       517
Welfare/Children & Family Services                        52      109       288
Environmental Conservation                                 5      221       216
STAR                                                       0      163       163
World Trade Center                                         0        0    (1,194)
All Other                                                383      (50)      126

--------------------------------------------------------------------------------
2005-06 Enacted Budget Estimate                       46,207   70,273   106,503
--------------------------------------------------------------------------------

Annual $ Change                                        2,080    4,869     4,402
Annual % Change                                          4.7%     7.4%      4.3%
--------------------------------------------------------------------------------

     All Funds Medicaid spending in 2005-06 is projected to increase by $1.7 billion over the prior year primarily due to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. These trends account for over half of the annual growth. DOB's estimate is based on current experience in the State's Medicaid program and the Congressional Budget Office's national projections. In addition, the expiration in June 2004 of a temporary 2.95 percent Federal share increase will result in $109 million in higher State share spending in 2005-06. The remaining sources of growth include the continued phase-in of the State takeover of local government FHP costs ($60 million in 2004-05 growing to $252 million in 2005-06), the commencement of the State takeover of all local Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million) and various other changes, including the discontinuation of certain county shares adjustments.

     School aid spending in State fiscal year 2005-06 is projected to total $18.5 billion on an All Funds basis, an increase of $953 million above fiscal year 2004-05. The increase primarily reflects the balance of aid payable for the 2004-05 school year ($248 million), the fiscal year costs of the 2005-06 school year increase ($593 million), and higher Federal spending ($173 million). A decrease in capital projects spending partially offsets the annual growth ($39 million).

     Other education aid, including special education services and other targeted programs, is projected at $2.6 billion, an increase of $316 million from 2004-05. The annual growth consists of higher Federal funding under the Individuals with Disabilities Education Act program ($93 million), costs related to enrollment growth in the Preschool Special Education Program ($73 million), and funding for legislatively-directed education spending originally planned for 2004-05 but now expected to occur in 2005-06 (net change of $120 million over the two years).

     All Funds spending for higher education is projected at $7.6 billion, an increase of $832 million over 2004-05 primarily due to higher salaries, inflationary increases, and program growth at the State University of New York
(SUNY), the City University of New York (CUNY), and Higher Education Services Corporation (HESC) ($371 million), as well as higher capital spending for the public universities ($461 million).

     Spending for General State Charges in 2005-06 is expected to total $4.8 billion on an All Funds basis, an annual increase of $456 million. Higher costs for pensions ($262 million) and health insurance to State employees and retirees ($189 million) are responsible for most of the increase.

     All Funds spending for transportation is estimated at $5.7 billion in 2005-06, an increase of $517 million over 2004-05. Growth in capital spending financed from the Dedicated Highway and Bridge Trust Fund and a proposed "Rebuild and Renew New York" General Obligation Bond Act, as well as higher operating support for the Metropolitan Transportation Authority (MTA) and other transit systems, account for the annual change. The Bond Act is subject to the approval of the voters in November 2005.

     Federal aid to New York City in 2004-05 for the creation of a captive insurance company to address claims related to recovery efforts at the World Trade Center will not recur in 2005-06 ($1.2 billion)/3./ The aid "passes through" the State's All Funds Financial Plan and is counted as spending.

     Annual growth in welfare, children and family services, environmental conservation, and the School Tax Relief (STAR) program contribute to the remaining increases in spending from 2004-05.

EXECUTIVE BUDGET VS. ENACTED BUDGET GAP-CLOSING ACTIONS

     The Enacted Budget included nearly eighty percent of the $4.2 billion in gap-closing actions proposed in the 2005-06 Executive Budget. The Legislature also increased spending for several programs, including school aid. The additional costs were financed with additional resources identified since the time of the Executive Budget. The following table compares the gap-closing actions approved in the Enacted Budget against those proposed with the Executive Budget.

/3./ Includes $1 billion for captive insurance and $200 million in other Federal aid.

--------------------------------------------------------------------------------
             Executive vs. Enacted General Fund Gap-Closing Actions
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                    Executive   Enacted   Change
--------------------------------------------------------------------------------
TOTAL BUDGET ACTIONS                                  4,152      3,278     (874)
--------------------------------------------------------------------------------

Spending Cuts                                         1,820        844     (976)
                                                      -----      -----     ----
Medicaid:                                             1,103        546     (557)
   Family Health Plus Cost Containment                  227         74     (153)
   Health Care Provider Assessments                     234        146      (88)
   Nursing Home Cost Containment                        182          1     (181)
   Hospital Cost Containment                            201         75     (126)
   Pharmacy Cost Containment                             80         65      (15)
   Restructure dental/other optional benefits            66          0      (66)
   Reestimates                                            0        105      105
   All Other                                            113         80      (33)
Debt Management                                         150        150        0
Restructure TAP/Enhanced Loan Program                   135          5     (130)
SUNY/CUNY                                               137          0     (137)
All Other                                               295        143     (152)

Recommended Spending Initiatives                       (313)      (284)      29
                                                      -----      -----     ----
Cap Local MA Costs (State Costs/Local Savings)         (121)      (121)       0
Local MA relief (grant payment/FHP Takeover
   Acceleration)                                        (45)       (25)      20
Aid and Incentives for Municipalities                   (55)       (61)      (6)
All Other Adds                                          (92)       (77)      15

Offsets/Fund Shifts/Federal                           1,256      1,224      (32)
                                                      -----      -----     ----
Medicaid                                                795        795        0
Mental Hygiene (PIA/Federal Initiatives)                196        196        0
Transportation/Motor Vehicles                           163        163        0
All Other Offsets/Fund Shifts/Federal Actions           102         70      (32)

Revenue Actions                                         779        605     (174)
                                                      -----      -----     ----
Two Week Clothing Exemption at $250 (Local Share)       456        476       20
Power Authority PILOT Payments                           75         75        0
Corporation Franchise Taxes                              51         51        0
Close "Thrift" Loophole on REIT                          50          0      (50)
Eliminate Quick Draw Restrictions                        39          0      (39)
Increase Wine Tax                                        38          0      (38)
All Other Revenue                                        70          3      (67)

Tax Cuts                                               (246)         0      246
                                                      -----      -----     ----
PIT Top Tax Rate Decrease                              (190)         0      190
Corp Franchise Tax Cuts (SPUR)                          (30)         0       30
STAR Plus                                               (12)         0       12
All Other Tax Cuts                                      (14)         0       14

Nonrecurring Resources                                  856        889       33
                                                      -----      -----     ----
Pensions                                                321        152     (169)
Use 2004-05 Surplus                                     170        170        0
TANF                                                     61         61        0
Asset Sales                                              54         54        0
Mortgage Insurance Fund (Excess Balances)                50         50        0
Federal Medicaid for Non-Citizens                        42         42        0
Abandoned Property                                        0         90       90
Fund Balances                                             0        112      112
All Other One-Timers                                    158        158        0
--------------------------------------------------------------------------------

Note on abbreviations used in table: "MA" means Medicaid; "PIA" means the Patient Income Account; "REIT" means real estate investment tax; "PIT" means personal income tax; "STAR" means the School Property Tax Relief program; and "TANF" means the Temporary Assistance for Needy Families Program.

GENERAL FUND -- NET AVAILABLE RESOURCES ABOVE THE EXECUTIVE BUDGET

     DOB estimates that $1.4 billion in new resources above the Executive Budget forecast have become available for 2005-06, including $1.1 billion from projected higher tax collections in 2004-05 and 2005-06 (approximately $600 million has already been received through the end of the 2004-05 fiscal year), as summarized below.

--------------------------------------------------------------------------------
          Summary of Net Available Resources Above the 30-Day Estimate
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                     2005-06   2006-07   2007-08
                                                     -------   -------   -------

Recurring Resources                                   1,215     1,243     1,453
                                                      -----     -----     -----
Additional Revenues                                   1,061     1,105     1,305
Welfare Caseload Recast                                 115       115       115
All Other Spending Cuts/Reestimates                      39        23        33

Nonrecurring Resources                                  173       301       300
                                                      -----     -----     -----
Fund Balances                                           112         0         0
Abandoned Property                                       90         0         0
(Increase)/Use of Fiscal Stability Reserve              (29)      301       300

--------------------------------------------------------------------------------
Net Available Resources                               1,388     1,544     1,753
--------------------------------------------------------------------------------

     Additional Revenues: The Executive and Legislature reached consensus on the 2004-05 and 2005-06 revenue forecast on March 1, 2005. The consensus agreement projected higher revenues of $350 million in 2004-05 and $250 million in 2005-06 compared to the 30-day forecast. In addition, DOB now projects that annual revenues for 2004-05 and 2005-06 will exceed the consensus forecast by $461 million, based on the latest collections information, bringing the total revisions to $1.1 billion.

     Welfare Caseload Recast: Welfare caseload projections have been revised downward based on recent trends. In 2004-05, the total caseload is now expected to average 627,000 recipients, a decrease of 5,000 from the Executive Budget forecast. In 2005-06, it is projected at 620,000, a decrease of 29,000 recipients from the Executive forecast. The lower caseload levels are projected to reduce costs from previous estimates by $115 million annually.

     All Other Spending Cuts/Reestimates: Funding has been reduced or eliminated in the Enacted Budget for, among other things, the operating budgets of several agencies and shared-service grants to local governments.

     Fund Balances: Legislation was enacted to sweep $112 million in additional balances to the General Fund. Significant balances will be transferred from a Higher Education Services Corporation sole custody account ($51 million) and various special revenue funds ($57 million). The balances are summarized in more detail in the section entitled "Nonrecurring Resources" later in this Report.

     Abandoned Property: The State Comptroller has indicated that an additional $90 million in abandoned property resources will be available in 2005-06.

     Fiscal Stability Reserve: The 2005-06 budget includes a fiscal stability reserve of $601 million. It is currently projected that this reserve will guard against risks in 2005-06 and be used in equal installments to help close the outyear budget gaps.

GENERAL FUND -- NET ADDITIONS ABOVE THE EXECUTIVE BUDGET

     DOB estimates that additions to the 2005-06 Executive Budget total $1.4 billion, and grow to $2.2 billion in 2006-07 and $3.3 billion in 2007-08. In contrast to the new resources included in the Enacted Budget, which remain relatively flat after 2005-06, the additions, especially for Medicaid, higher education, and tax cuts, grow substantially. The following table summarizes DOB's estimate of the additions to the Executive Budget.

--------------------------------------------------------------------------------
         Summary of Net General Fund Additions Above the 30-Day Estimate
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                     2005-06   2006-07   2007-08
                                                     -------   -------   -------
Health                                                  557     1,184     1,453
Education                                               292       370       370
Higher Education                                        267       431       510
General Government/Local Assistance                     170      (116)      (45)
Human Services/Labor                                     61        73        81
Agriculture/Environmental Conservation/Housing           37        58        59
Public Protection                                        45        48        49
Mental Hygiene                                           12        12        12
Economic Development                                      8        10       (13)
Transportation                                            5         9        44
General Conference                                      (66)       88       818
                                                      -----     -----     -----
-- Member Item Funding                                    0       100       100
-- Reject Autospeed Enforcement                          15        33        33
-- Net Tax/Revenue Changes                              (81)      (45)      685
--------------------------------------------------------------------------------
Net Additions                                         1,388     2,167     3,338
--------------------------------------------------------------------------------

DETAILED SUMMARY OF LEGISLATIVE GENERAL FUND ADDITIONS BY CONFERENCE SUB
COMMITTEE

     This section provides more information on the specific additions approved by the Legislature, as compared to the Executive Budget Financial Plan. The information is organized by the legislative conference subcommittee responsible for recommending the additions.

Health and Medicaid

----------------------------------------------------------------------------------------
                                                                 Costs/(Savings) vs.
                                                                  Executive Budget
                                                             ---------------------------
                                                             2005-06   2006-07   2007-08
                                                             -------   -------   -------
Health and Medicaid                                            557      1,184     1,453
                                                               ---      -----     -----
Recipient Actions                                              246        472       495
   Modified FHP Cost Containment/Copay                         153        246       258
   No Adult Dental/Other Practitioner Benefit Changes           66        123       123
   No LTC Loophole Closures                                     27        103       114

Hospital Actions                                               214        335       405
   Partially Restore Hospital Assessment                        88        142       212
   No Hospital Inpatient Detox Rate Reduction                   45         73        73
   Trend Factor Rate Increase                                   41         74        74
   All Other Hospital Cost Containment                          40         46        46

Nursing Home Actions                                           181        232       490
   No Regional Pricing Methodology                              68         90        90
   No Revisions to Medicaid Case Mix Calculation                58         77        77
   Trend Factor Rate Increase                                   49         65        65
   Supplemental Quality Improvement Demo                         6          0         0
   Nursing Home Assessment at 6 percent for 2 years only         0          0       258

Pharmacy Actions                                               (15)         9        15
   Modify Preferred Drug Program                                 8         28        31
   Prior Authorization Program                                   7         14        17
   Savings Associated with 340-B Medicare/pharmacy rebates     (30)       (33)      (33)

All Other Medicaid Changes                                     (73)       (44)      (44)
No Local Takeover Transition Aid                               (20)       (10)        0
HCRA Tobacco Guarantee Payment                                   0        119         0
Denied GPHW Funding Structure Change                            10         22        34
Add Funding for Public Health Initiatives                       12         47        56
Add Funding for Aging                                            2          2         2
----------------------------------------------------------------------------------------

     The Enacted Budget authorized more than $500 million of the $1.1 billion in Medicaid cost containment actions advanced in the Executive Budget and all $800 million in proposals to finance certain Medicaid costs outside the General Fund. It also extended cost containment approved in prior years which was already assumed in the Executive Budget projections. In addition to continuing prior year cost containment, the most significant actions incorporated in the Enacted Budget include:

..    A preferred drug program, similar to programs underway in 37 other states, that will require prior authorization for certain drugs for which no price concession has been provided. In addition, the program will enhance patient safeguards and reduce inappropriate utilization of drugs, while allowing the physician the final determination of what drug is prescribed.

..    Modifications to the FHP benefit package that align vision benefits with the State employee package and increase co-payments for certain services, including primary care, dental care and pharmacy services.

..    A temporary increase in the reimbursable assessment on nursing home revenues to 6.0 percent from 5.0 percent in 2005-06 and 2006-07.

..    Nearly all the proposals that would finance certain Medicaid spending from
     HCRA instead of the General Fund, with no impact on services.

..    A reestimate of savings related to certain actions, including estimated lower pricing for certain drugs covered under the 340-B drug discount program, collection of "past due" pharmacy rebates from manufacturers, anti-fraud initiatives, and enrollment of Supplemental Security Income
     (SSI) eligible individuals in managed care.

     The Enacted Budget did not incorporate some of the cost containment proposals that would have further restrained growth in Medicaid spending, including:

..    Closing certain long-term care eligibility loopholes, further reductions to the FHP benefit package, and elimination of coverage for adult dental care and other services, including private duty nursing, audiology, podiatry, and clinical psychology.

..    Hospital cost containment initiatives including a proposed reduction to the reimbursement rate for inpatient detoxification services, and the elimination of the inflationary rate adjustments; and a 0.35 percent assessment on hospital revenues instead of the 0.7 percent assessment proposed in the Executive Budget.

..    Nursing home cost containment including revisions to the regional reimbursement methodology and the Medicaid-only case-mix calculation, and the elimination of the inflationary rate adjustment.

     While the Enacted Budget approved the Governor's plan to cap local Medicaid costs and accelerate the State takeover of FHP local costs in all counties outside of New York City, it did not authorize proposed direct local aid to offset Medicaid costs in the current year. It also added funding to maintain the General Public Health Works program under current reimbursement rules, and to support various public health and aging initiatives.

     Finally, as noted earlier, the Enacted Budget did not address ongoing litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation that may result in a loss of $1.8 billion in resources in both the General Fund and HCRA in 2005-06. Pursuant to court order the State Comptroller is currently holding all proceeds in escrow until a judgment is rendered. HCRA is counting on a total of $2.2 billion in Empire proceeds through June 30, 2007, the availability of which depends on successful resolution of the litigation and release of the moneys currently held in escrow. The Enacted Budget includes authorization that would halt nearly all spending for programs financed by HCRA effective July 1, 2005 until such Empire proceeds are received. Furthermore, the Enacted Budget did not authorize any additional insurance conversions./4/ The current HCRA plan assumes the availability of a total of $1.2 billion in additional insurance conversion proceeds through June 30, 2007. The current forecast assumes successful resolution of these issues and projects full year spending for all HCRA programs.

/4./ Conversion of other non-profit insurers to for-profit companies.

Education

--------------------------------------------------------------------------------
                                                         Costs/(Savings) vs.
                                                          Executive Budget
                                                     ---------------------------
                                                     2005-06   2006-07   2007-08
                                                     -------   -------   -------
Education                                              292       370       370
                                                       ---       ---       ---
School Aid (above Executive Budget)                    221       354       354
School Aid Database Update                              30         0         0
Legislative Directed Initiatives                        27         0         0
Funding for Other SED Programs                          14        16        16
--------------------------------------------------------------------------------

     The Enacted Budget authorized an $850 million increase in school aid on a school year basis, $324 million above the Executive Budget school year recommendation ($221 million on a State fiscal year basis). The budget provided funding for both Flex Aid and the SBE program (funded with VLT revenues) at the level recommended in the Executive Budget, as well as funding for BOCES, private excess cost aid, and categorical programs.

     In addition, the Budget included funding for additional 2004-05 school year costs payable in the 2005-06 fiscal year associated with the February 15, 2005 database update, legislatively-directed education-related programs ($27 million), and increased funding for State Education Department (SED) programs including public libraries, public broadcasting, and agency operations that was not recommended in the Executive Budget.

Higher Education

-------------------------------------------------------------------------------------
                                                              Costs/(Savings) vs.
                                                               Executive Budget
                                                          ---------------------------
                                                          2005-06   2006-07   2007-08
                                                          -------   -------   -------
Higher Education                                            267       431       510
                                                            ---       ---       ---
No TAP Reform Initiatives                                   130       265       338
Increased Funding for SUNY/CUNY Operating Aid                83        92        92
Increased Funding for Community College Base Aid             20        26        26
Increased Funding for HEOP/EOP/SEEK/CD                       19        27        27
Increased Funding for NYSTAR Programs                         4         4         4
Funding for New Loan Forgiveness Programs                     3         3         3
Debt Service for New SUNY/CUNY Capital Bonding                4        12        23
Reduced Higher Education Capital Matching Grant Program      (1)       (4)      (10)
All Other                                                     5         6         7
-------------------------------------------------------------------------------------

     The Enacted Budget provides a $115 per full-time student increase in SUNY and CUNY community college base aid, bringing total aid to $2,350 a year. In addition, $3 million is added to fund new student loan forgiveness programs for nursing faculty and social workers.

     It also added spending in several programs above Executive Budget levels, including supplemental financial aid provided through the Higher Education Opportunity Program, Educational Opportunity Program, Search for Education, Elevation and Knowledge, and College Discovery programs, as well as for the Office of New York Science, Technology and Academic Research for the CAT Development, Faculty Development, and Watson Investigator programs.

     An additional $810 million is provided for new capital appropriations of $550 million for SUNY and $260 million for CUNY. When coupled with the $323 million increase provided in the Executive Budget, new capital appropriations for SUNY and CUNY will total over $1.1 billion. In addition, the budget reflects a reduction in bonding authorization and spending recommendations for the Higher Education Facilities Capital Matching Grants program from $250 million for public and private colleges to $150 million for private colleges only.

     The Enacted Budget did not authorize either a tuition increase for SUNY and CUNY or reforms to the Tuition Assistance Program (TAP) that would have deferred one-half of the awards for first-time recipients to encourage timely graduation strengthened academic standards and eligibility criteria.

General Government/Local Assistance

--------------------------------------------------------------------------------
                                                         Costs/(Savings) vs.
                                                          Executive Budget
                                                     ---------------------------
                                                     2005-06   2006-07   2007-08
                                                     -------   -------   -------
General Government/Local Assistance                    170      (116)     (45)
                                                       ---      ----      ---
No Pension Reform Proposal/Permit Amortization         169       (87)     (16)
Amortize Judiciary Pension Contribution                (15)        2        2
No Court of Claims Interest Savings                      7         7        7
Reduce Performance-Based Unrestricted Aid                0       (49)     (49)
Add Funding for Unrestricted Aid                         8         8        8
Add Funding for Department of State                      6         6        6
Add Funding for OGS Green Power                          4         4        4
Add Funding for OSC School District Audits               1         3        3
Judiciary Lump Sum Cut                                 (10)      (10)     (10)
--------------------------------------------------------------------------------

     In the areas of pensions and local aid, the Executive Budget advanced several reforms that were not approved in the Enacted Budget, including:

..    Calculating the interest rate paid by the State for Court of Claims judgments at current market rates, rather than the current fixed rate of
     9.0 percent.

..    Requiring the State Comptroller to delay discretionary actuarial revisions to pension estimates, and implement such changes only after independent review and public comment. Instead the Legislature permitted the State to defer its 2005-06 pension contribution in excess of 9.5 percent of payroll (compared to a 7.0 percent contribution rate from the Executive's proposal), and pay such costs with interest over a ten year period.

     In addition, the Enacted Budget limited performance-based increases in unrestricted aid to one year (lowering costs by $49 million in the outyears) and cut funding for the Judiciary ($10 million).

Human Services and Labor

--------------------------------------------------------------------------------
                                            Costs/(Savings) vs. Executive Budget
                                            ------------------------------------
                                                2005-06   2006-07   2007-08
                                                -------   -------   -------
Human Services/Labor                               61        73        81
                                                  ---       ---       ---
No Full Family Sanctions                            9        26        26
No Work Participation Rate Penalities               4        25        25
No Strengthening Families Through
   Stronger Fathers                                (7)      (20)      (25)
Increased Spending of TANF Funds                   30         0         0
Increase State Supplement for SSI
   Recipients                                       4        20        34
Add Funding for Labor                              11        11        11
Add Funding for Children & Family
   Services                                         8         8         6
All Other                                           2         3         4
--------------------------------------------------------------------------------

     The Enacted Budget added funding for the following items:

..    An additional $30 million of TANF funding by accelerating TANF resources planned for use in future years in order to fund legislative initiatives, thereby reducing the amount available for the Earned Income Tax Credit program.

..    An increase to the State supplement for SSI recipients in adult care facilities. Cost projections assume that required technical amendments to legislation relating to SSI recipients in such facilities will be made prior to implementation.

..    Department of Labor programs for displaced homemakers, dislocated worker assistance, on the job training, workforce development institutes, and other programs.

..    Office of Children and Family Services (OCFS) programs for day care center workers, delinquency prevention, foster care providers, runaway and homeless youth, child advocacy centers, family preservation centers, domestic violence training, and maternity and early childhood services.

     The Executive Budget recommended several reform proposals, none of which were enacted, including:

..    Imposing full family sanctions and fiscal penalties on districts that fail to meet Family Assistance and Safety Net work participation rates.

..    Funding for a new "Strengthening Families Through Stronger Fathers" program that would have assisted unemployed and under-employed non-custodial parents in obtaining and retaining employment.

..    Mergers involving the Workers' Compensation Board, the Public Employment
     Relations Board/State Employment Relations Board, and the Vocational and Educational Services for Individuals with Disabilities Program with the Department of Labor.

Agriculture/Environmental Conservation/Housing

--------------------------------------------------------------------------------
                                                         Costs/(Savings) vs.
                                                          Executive Budget
                                                     ---------------------------
                                                     2005-06   2006-07   2007-08
                                                     -------   -------   -------
Agriculture/Environmental Conservation/Housing          37        58        59
                                                       ---       ---       ---
No DEC Hard-Dollar Capital Shift to EPF                  0        10        10
No Sweep from SPIF to General Fund                       0        10        10
Restore/Add Funding for Agriculture & Markets           11        11        11
Restore/Add Funding for Environmental Conservation       8         8         8
Reduce All Terrain Vehicle Fee Increase                  6         8         8
Add for Neighborhood Preservation Program                5         5         5
Add for Rural Preservation Program                       2         2         2
Add for Parks Programs                                   5         2         2
Debt Service for New Housing Capital Bonding             0         2         3
--------------------------------------------------------------------------------

     The Enacted Budget contained the following:

..    Financing $10 million in Environmental Conservation capital spending from the General Fund rather than the EPF in 2005-06 only.

..    Adding funding for various programs in the Department of Agriculture and
     Markets including grants to Cornell University and other entities, and rejecting Article VII proposals related to inspections for pet dealers and food safety.

..    Adding funding for Environmental Conservation programs including Jamaica
     Bay and Whitney Point water quality projects, and a new Invasive Species Eradication program.

..    Reducing the proposed All Terrain Vehicle registration fee from $45 to $25.

..    Adding spending in Housing for the Neighborhood Preservation Program, the
     Rural Preservation Program, and in Parks for the Historic and Independence Trails.

..    Authorizing for one year a planned transfer from the State Park
     Infrastructure Fund (SPIF) to the General Fund.

     The Enacted Budget added capital spending of $10 million for the Affordable Housing Corporation, $10 million for the Housing Trust Fund, and $5 million for other housing programs that is expected to add $2 million in annual debt service costs beginning in 2006-07.

Public Protection

--------------------------------------------------------------------------------
                                                         Costs/(Savings) vs.
                                                           Executive Budget
                                                      ---------------------------
                                                      2005-06   2006-07   2007-08
                                                      -------   -------   -------
Public Protection                                        45        48        49
                                                        ---       ---       ---
No Correctional Facilities Closures                      22        25        26
Funding for Westchester Policing Program                  3         3         3
Increased Parole Field Staff                              2         3         3
Increased Funding for State Police                        2         2         2
Funding for Attorney General/Department of Law            9         9         9
General Fund Support to Replace Federal Byrne Grant       3         3         3
All Other                                                 4         3         3
--------------------------------------------------------------------------------

     The Enacted Budget added funding for the following:

..    Continued operation of correctional facilities at Camp Pharsalia, Camp
     McGregor, Fulton Work Release Facility, Groveland Annex, and Greene and Watertown Special Housing Units, all of which were slated to be closed under the Executive Budget because of underutilization.

..    Westchester County for policing of the Parkways.

..    Parole field staff that the Executive Budget recommended reducing due to a decline in the parolee population.

..    16 State Police troopers assigned to security at the Empire State Plaza and
     Capitol, and denial of the Executive proposal to establish a new aggregate weight standard for laboratory analysis of illegal drug evidence.

..    General Fund support to offset a reduction in Federal Byrne Grant Funding for anti-drug, anti-violence, crime control, prevention and treatment programs; and in the Department of Law for personal service costs, a document management and anti-crime and anti-fraud initiative.

     The Enacted Budget did not include the proposed merger of the Division of Probation and Correctional Alternatives into the Division of Criminal Justice Services.

Mental Hygiene

--------------------------------------------------------------------------------
                                            Costs/(Savings) vs. Executive Budget
                                            ------------------------------------
                                                 2005-06   2006-07   2007-08
                                                 -------   -------   -------
Mental Hygiene                                      12        12        12
                                                   ---       ---       ---
OMH Local Restorations and Program Adds              6         6         6
OASAS Local Restorations and Program Adds            5         5         5
OMRDD Program Adds                                   1         1         1
--------------------------------------------------------------------------------

     The Enacted Budget authorized the use of $196 million in additional patient income account revenues resulting from enhanced trend factors, Medicaid rate adjustments, additional revenue for inpatient billings, and Medicare cost settlements, as proposed in the Executive Budget. It also approved the closure of the Middletown Psychiatric Center on April 1, 2006, the merger of the Office of Advocate for Persons with Disabilities and Commission on Quality of Care for the

Mentally Disabled to strengthen advocacy for all persons with disabilities and the transfer of the State's Compulsive Gambling program from the Office of Mental Health (OMH) to the Office of Alcoholism and Substance Abuse Services (OASAS).

     The Enacted Budget restored partial funding for certain local services cuts in OMH and OASAS, and added funding for programs in all three mental hygiene agencies. In OMH, additions included partial restoration of funding for adult and children consumer oriented services and the alternative rate methodology, funding for Nathan Kline Institute research positions and rate increases for children's day treatment programs and other legislative member initiatives. OASAS additions included partial restoration of funding for statewide community treatment and chemical dependence prevention in NYC schools and other legislative member initiatives.

Economic Development

--------------------------------------------------------------------------------
                                                        Costs/(Savings) vs.
                                                         Executive Budget
                                                   -----------------------------
                                                    2005-06   2006-07   2007-08
                                                    -------   -------   -------
Economic Development                                   8         10       (13)
                                                     ---        ---       ---
No Funding for NY Sports/Convention Center             0          0       (23)
Add Funding for Economic Development Programs          8         10        10
--------------------------------------------------------------------------------

     The Enacted Budget revised the Empire Zones program to add twelve new zones, modify zone boundary requirements and enhance zone benefits in distressed areas. It also added funding for various Economic Development programs including the Metropolitan Development Association Essential New York initiative, and American-Axle Tonawanda Forge.

     In addition, the Budget included a $90 million Capital Projects Fund appropriation that was originally proposed in the Executive Budget for Operation Strategic Partnership for Upstate Resurgence, as well as a $250 million capital appropriation for Technology and Development Program. Funds can be used to advance high technology and emerging technology projects, as well as projects that enhance the competitiveness of traditional industries. A newly created New York State Foundation for Science, Technology and Innovation will administer programs that could be supported from these sources.

     The Enacted Budget did not authorize $300 million for the New York Sports and Convention Center proposed with the Executive Budget, resulting in lower debt service costs beginning in 2007-08.

Transportation

--------------------------------------------------------------------------------
                                                        Costs/(Savings) vs.
                                                         Executive Budget
                                                   -----------------------------
                                                    2005-06   2006-07   2007-08
                                                    -------   -------   -------
Transportation                                         5         9         44
                                                     ---       ---        ---
Debt Service for New Transportation Bond Act           0         9         30
Hold Sales Tax to MTOA Harmless                        0         0         14
Add Funding for High Speed Rail Study                  5         0          0
--------------------------------------------------------------------------------

     Both the State's five-year transportation and transit plans are being renewed in 2005. The new plan authorizes $35.8 billion in total commitments over five years to be divided equally between MTA and the Department of Transportation (DOT) programs ($17.9 billion each) and proposed a $2.9 billion bond act with resources to be divided equally between MTA and DOT programs ($1.45 billion each). Effectively, this adds $455 million above the Executive Budget DOT proposal and $1.9 billion above the Executive Budget MTA proposal. The proposed bond act is expected to add $4.5 billion in total debt service costs, with annual costs beginning in 2006-07.

     To partially finance the new plans, the Enacted Budget authorized certain tax and fee actions including a 1/8 cent increase in the MTA region sales tax, a Mortgage Recording Tax increase of 5 cents per $100 of recorded mortgage in the MTA region, and increases in various Motor Vehicles fees.

     A comprehensive five-year transportation program and financial plan with detail on programs, projects or commitment schedules is expected to be finalized later this year. Additional resources still need to be developed in the outyears of the plan to support the MTA, DOT, and DMV. The Executive Budget proposed a public/private partnership initiative to provide additional resources which has not yet been enacted.

     Finally, the Enacted Budget added funding for a study on the implementation and operation of high speed rail routes in New York State.

General Conference Committee

--------------------------------------------------------------------------------
                                                        Costs/(Savings) vs.
                                                         Executive Budget
                                                   -----------------------------
                                                    2005-06   2006-07   2007-08
                                                    -------   -------   -------
General Conference Committee                          (66)       88       818
                                                      ---       ---       ---
Funding for Member Items                                0       100       100
No Automated Speed Enforcement                         15        33        33

Denied/Modified Revenue Actions                       (86)      (82)      566
                                                      ---       ---       ---
Two Week Clothing Exemption                           (20)      (20)      605
Eliminate Quick Draw Restrictions                      39        57        57
Close "Thrift" Loophole on REIT                        50        50        50
Increase Wine Tax                                      38        44        45
Empire Zone Reforms                                     0        25        25
Premium Tax Exclusion for Mutual Insurance
   Companies                                           18        18        18
PIT Top Tax Rate Decrease                            (190)     (130)        0
SPUR                                                  (35)      (50)      (50)
STAR Plus                                               8       (42)      (99)
Co-STAR Initiative                                      0       (67)     (146)
All Other                                               6        33        61

New Revenue Actions                                     5        37       119
                                                      ---       ---       ---
Empire Zones                                            0        22        44
Single Sales Factor                                     0        26        80
Native American Regulations                             0       (16)      (16)
All Other                                               5         5        11
--------------------------------------------------------------------------------

     The Enacted Budget added a $200 million lump sum appropriation from the Community Projects Fund for legislative initiatives, commonly referred to as "member items," which will be financed in two $100 million installments from the General Fund in 2006-07 and 2007-08. It is expected that the member item fund, which had a balance of $325 million at the close of 2004-05, will have sufficient existing resources to finance member item spending in 2005-06.

     The budget did not authorize the use of cameras to monitor speeding in work-zones or the expansion of a program to use cameras to identify violators who disobey traffic signals.

     The Enacted Budget rejected, modified, and proposed a series of revenue actions resulting in a net savings of $81 million in 2005-06 and $45 million in 2006-07, and a net cost of $685 million in 2007-08. Significant net revenue actions include:

..    Approval of two sales-tax free weeks on clothing and footwear purchases under $110 through March 31, 2007 (versus the permanent change of $250 proposed in the Executive Budget).

..    Not accelerating the phase-out of the temporary PIT surcharge.

..    The denial of the inflation adjustment to STAR benefits for the residents of school districts that comply with the proposed cap on spending growth (i.e., the lesser of 4 percent or 120 percent of the increase in the current year Consumer Price Index).

..    The denial of the Co-STAR initiative which was intended to provide tax relief to residents of counties and NYC that kept their annual General Fund spending growth at or below the proposed Medicaid spending cap.

Debt/Capital

     The Enacted Budget added capital spending which will be financed with new debt, including:

..    $2.9 billion in proposed General Obligation Debt;
..    $810 million for SUNY and CUNY projects; and
..    $25 million for a variety of housing programs.

     The Enacted Budget did not authorize the Executive Budget recommended $300 million in bond financing to support a sports and convention center in New York City. In addition, the Enacted Budget reduced the proposed $250 million Higher Education Facilities Capital Matching Grants program for public and private colleges to $150 million for private colleges only.

     The net impact of all of these changes will increase State debt levels and outyear debt service costs. A separate report, "The Enacted Budget Capital Program and Financing Plan," provides updated five-year forecasts on the capital spending and debt levels based on the Enacted Budget.

GENERAL FUND -- NONRECURRING RESOURCES

     The Enacted Budget included a total of $889 million in nonrecurring actions, an increase of $33 million above the level proposed in the Executive Budget. The net increase consists of additional abandoned property revenues ($90 million) and additional sweeps of available fund balances ($112 million); offset by a reduction in the pension savings initiative proposed in the Executive Budget ($169 million).

--------------------------------------------------------------------------------
                         2005-06 NonRecurring Resources
                              (millions of Dollars)
--------------------------------------------------------------------------------
Fund Balances                                                                236
Use 2004-05 Surplus                                                          170
Pension Amortization                                                         152
Abandoned Property                                                            90
TANF Reprogramming                                                            61
Proceeds from Sale of Property                                                54
Mortgage Insurance Fund (Excess Balance)                                      50
Federal Medicaid Participation for Aliens                                     42
All Other                                                                     34
--------------------------------------------------------------------------------
Total Nonrecurring Resources                                                 889
--------------------------------------------------------------------------------

     Fund balances of $236 million include available balances in the Revenue Arrearage Account ($45 million), various Special Revenue Accounts in Health ($29 million), Welfare ($24 million), and Motor Vehicles ($21 million). One-time available fund balances used to offset spending include the HESC sole custody account ($51 million) and the Department of Health (DOH) Quality of Care account ($15 million).

All Funds Summary

SUMMARY OF RECEIPTS CHANGE FROM EXECUTIVE BUDGET
TO ENACTED BUDGET

     Total receipts in 2005-06 are projected to be $46.8 billion in the General Fund, $70.1 billion in State Funds, and $106.5 billion in All Funds, an annual increase of $2.5 billion (5.7 percent), $4.4 billion (6.8 percent) and $4.5 billion (4.4 percent).

--------------------------------------------------------------------------------
                        Summary of Annual Receipts Growth
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                     General    State     All
                                                       Fund     Funds    Funds
--------------------------------------------------------------------------------
2004-05 30-Day Estimate                               44,374   65,334   102,555
--------------------------------------------------------------------------------

Closeout Changes                                        (106)     314      (546)

--------------------------------------------------------------------------------
2004-05 Preliminary Actuals                           44,268   65,648   102,009
--------------------------------------------------------------------------------

Taxes                                                  2,377    3,477     3,477
Miscellaneous Receipts                                  (377)     961       820
Federal Grants                                            (5)      (5)      203
Transfers From Other Funds                               536        0         0

--------------------------------------------------------------------------------
2005-06 Enacted Budget Estimate                       46,799   70,081   106,509
--------------------------------------------------------------------------------

Annual $ Change                                        2,531    4,433     4,500
Annual % Change                                          5.7%     6.8%      4.4%
--------------------------------------------------------------------------------

     Receipts in the 2005-06 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.5 billion in the General Fund, $959 million in State Funds, and $1.1 billion in All Funds.

SUMMARY OF DISBURSEMENTS CHANGE FROM THE EXECUTIVE BUDGET TO ENACTED BUDGET

     Estimated disbursements in the 2005-06 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.1 billion in the General Fund, $1.2 billion in State Funds and $1.3 billion in All Funds. The major components of these disbursement changes are summarized in the following table, and are explained in more detail below.

--------------------------------------------------------------------------------
                        Summary of 2005-06 Disbursements
              Executive Budget (w/30-Day Changes) to Enacted Budget
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                     General    State     All
                                                       Fund     Funds    Funds
--------------------------------------------------------------------------------
2005-06 30-Day Estimate                              45,070    69,057   105,162
--------------------------------------------------------------------------------

Spending Additions                                    1,536     1,746     2,313
                                                     ------    ------   -------
Health and Medicaid                                     598       684     1,241
Education                                               292       289       289
Higher Education                                        264       231       231
General Government/Local Assistance                     170       190       190
Human Services/Labor                                     64        64        74
Agriculture/Environmental Conservation/Housing           43        83        83
Public Protection                                        44        44        44
Mental Hygiene                                           12        12        12
Economic Development                                      8         8         8
Transportation                                            5       252       252
General Conference                                       36      (111)     (111)

Spending Avails                                        (208)     (161)     (192)
                                                     ------    ------   -------
Welfare Reestimates                                    (115)     (115)     (165)
Fund Balances                                           (70)      (19)        0
Spending Cuts/Reestimates                               (23)      (27)      (27)

Timing-Related Changes from 2004-05/Reestimates        (191)     (369)     (780)

--------------------------------------------------------------------------------
2005-06 Enacted Budget Estimate                      46,207    70,273   106,503
--------------------------------------------------------------------------------

Increase Above Executive Budget                       1,137     1,216     1,341
--------------------------------------------------------------------------------

     The Legislature's additions and available resources beyond the Executive Budget affect both revenues and spending. The Enacted Budget provided significant spending additions for Medicaid, education, higher education, and transportation. Available resources that lower spending include the expected decline in the welfare caseload, the use of fund balances to offset disbursements, spending cuts, and 2004-05 closeout savings.

     Timing-related changes include $390 million in lower spending in 2005-06 from the pre-payment of Medicaid and HCRA liabilities in 2004-05, offset by $126 million in projected higher spending for legislatively-directed education spending, settlement of certain collective bargaining agreements, and member items spending from the Community Projects Fund. General Fund reestimates include $78 million in higher school aid spending primarily due to a lower VLT revenues use to offset spending. The estimate for VLT revenues has been reduced due to the delay in VLT operations at the Yonkers Racetrack from February 2005 to April 2005.

     DOB has lowered its State Funds and All Funds spending projections on the basis of historical spending trends and 2004-05 year-end results in the Special Revenue Funds and Capital Projects Funds.

General Fund Outyear Projections

     At the beginning of the 2005-06 budget cycle, the State faced potential General Fund budget gaps of $5.8 billion in 2006-07 and $5.6 billion in 2007-08. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $2.5 billion in both years.

     Compared to Executive Budget projections, the General Fund budget gaps for the 2006-07 and 2007-08 fiscal years have increased in the Enacted Budget, and now are estimated at roughly $3.2 billion in 2006-07 and $4.1 billion in 2007-08. For planning purposes, the current budget gap estimates reflect the use of the Fiscal Stability Reserve to reduce the outyear gaps in equal amounts.

--------------------------------------------------------------------------------
                      Projected General Fund Outyear Gaps
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                               2006-07   2007-08
                                                               -------   -------
2005-06 Baselevel Budget Gaps                                  (5,844)   (5,571)

   Proposed Executive Budget Actions                            3,300     3,030

2005-06 Executive Budget Gaps                                  (2,544)   (2,541)

   Net Additions                                               (2,167)   (3,338)
   Available Resources                                          1,243     1,453
   Use Fiscal Stability Reserve                                   301       300

2005-06 Enacted Budget Gaps                                    (3,167)   (4,126)
--------------------------------------------------------------------------------

     It should be noted that the current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, Federal budget changes and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

SOURCES OF PROJECTED GENERAL FUND OUTYEAR GAPS

     The projected gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, as well as the loss of nonrecurring resources used to help balance the budget in 2005-06. The largest spending increases are in the areas of Medicaid and school aid, as described below and in the Executive Budget outyear forecast. The school year projections assume annual increases of roughly $500 million in traditional school aid in 2006-07 and 2007-08 and increased funding for SBE equal to the level of VLT revenues.

     The major sources of the 2006-07 budget gap are described in more detail below.

--------------------------------------------------------------------------------
                   Sources of 2006-07 General Fund Budget Gap
                                Savings / (Costs)
                              (billions of Dollars)
--------------------------------------------------------------------------------
                                                                         2006-07
                                                                         -------
Revenue Growth                                                            3,125
Loss of Nonrecurring Actions                                               (889)
PIT/Sales Tax Temporary Surcharge Phase-out                              (1,026)
All Other Revenue Changes                                                   (35)
Medicaid Growth (including Takeover)                                     (2,670)
School Aid                                                                 (461)
State Operations                                                           (592)
Fringe Benefits                                                            (375)
All Other Spending Growth                                                  (244)
--------------------------------------------------------------------------------
2006-07 Projected Budget Gap                                             (3,167)
--------------------------------------------------------------------------------

OUTYEAR RECEIPTS

     General Fund receipts in 2006-07 are projected to increase by $1.5 billion from the current year. Underlying revenue growth of $3.1 billion (6.1 percent) in 2006-07 is offset by the loss of several one-time revenues ($531 million), the phase-out of the personal income tax (PIT) surcharge and a one-quarter percent increase in sales tax ($1.0 billion), lower transfers from the Revenue Bond Tax Fund (RBTF) due to increasing debt service costs ($180 million), and higher transfers to finance the STAR program ($188 million).

OUTYEAR DISBURSEMENTS

     Spending is projected to increase by $4.7 billion in 2006-07. Medicaid growth of $2.7 billion in 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, growth related to the State takeover of local FHP costs are estimated to rise by $235 million, and the loss of resources from Empire proceeds to support Medicaid costs ($200 million) and HCRA ($500 million) that are expected to help finance 2005-06 General Fund costs are no longer available in 2006-07. The proposed cap on local Medicaid costs is expected to increase General Fund spending by $510 million in 2006-07 (from a total of $121 million in 2005-06 to $631 million in 2006-07).

     On a State fiscal year basis, school aid spending is projected to grow by $461 million in 2006-07. The projections assume growth in expense-based programs and other selected aid categories. The Financial Plan projections assume that VLT revenues will be used to continue to finance the State's SBE program. The SBE program is part of the State's efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

     State Operations spending is projected to increase by $592 million in 2006-07. This growth is primarily due to the cost of collective bargaining agreements with many of the State's employee unions and the anticipated settlements with the remaining unions (approximately $250 million), normal salary step increases and non-personal service increases (roughly $120 million), and the decline in patient income revenues available to finance General Fund spending ($200 million).

     General State Charges is expected to increase by $375 million in 2006-07 (excluding the pension amortization savings in 2005-06) and is primarily due to higher costs for pensions ($98 million) and health insurance for State employees and retirees ($259 million).

     All other spending growth is comprised of inflationary spending increases across numerous local assistance programs and is consistent with 2004-05 and 2005-06 growth trends.

Cash Flow

     In 2005-06, the General Fund is projected to have quarterly-ending balances of $4.5 billion in June 2005, $4.6 billion in September 2005, $2.7 billion by the end of December 2005, and $1.8 billion at the end of March 2006. The lowest projected month-end cash flow balance is $1.8 billion in November 2005. DOB's monthly cash flow projections for 2005-06 are set forth in the section "Financial Plan Tables" later.

     The Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments through the State's Short-Term Investment Pool (STIP), which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds and Private Purpose Trust Funds), as well as several sole custody funds including the Tobacco Settlement Fund.

     The Comptroller is authorized to make temporary loans from STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year, based on legislation submitted with the Executive Budget. Loans may be granted only for amounts that the Director of the Budget certifies are "receivable on account" or can be repaid from the current operating receipts of the fund (i.e., loans cannot be granted in expectation of future revenue enhancements).

GAAP Financial Plans

     DOB also prepares the General Fund and All Funds Financial Plans on a GAAP basis in accordance with Governmental Accounting Standards Board (GASB) regulations. Tables comparing the cash basis and GAAP basis General Fund Financial Plans are provided at the end of this Report. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2003-04. The GAAP projections comply with GASB Statement 34, which has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. The GASB 34 results for 2003-04 show the State in a net positive overall financing condition of $39.1 billion.

     In 2004-05, the General Fund GAAP Financial Plan shows total revenues of $38.4 billion, total expenditures of $45.7 billion, and net other financing sources of $8.2 billion, resulting in an operating surplus of $970 million and a projected accumulated surplus of $689 million. This operating result reflects higher revenues offset by the use of the 2003-04 surplus and the remaining tobacco resources in 2004-05.

     In 2005-06, the General Fund GAAP Financial Plan shows total revenues of $38.4 billion, total expenditures of $48.1 billion, and net other financing sources of $9.4 billion, resulting in an operating deficit of $394 million and a projected accumulated surplus of $295 million. These changes are due primarily to the use of 2004-05 resources in 2005-06 partially offset by $601 million in the Fiscal Stability Reserve.

     The accumulated surplus of $295 million at the end of 2005-06 is an improvement of $576 million from the 2003-04 actual results, primarily reflecting the multi-year increase in reserves.

2005-06 Governmental Funds Financial Plan

(FUND TYPE)

     This section summarizes the 2005-06 Financial Plan from the perspective of each of the four major fund types that comprise the All Funds budget: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds.

GENERAL FUND

     In 2005-06, the General Fund is projected to end the fiscal year with a $1.8 billion fund balance, consisting of $872 million in the Tax Stabilization Reserve Fund (TSRF), $601 million in the Fiscal Stability Reserve, $316 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund.

     The State projects General Fund receipts, including transfers from other funds, to total $46.8 billion in 2005-06, an increase of $3.0 billion (6.9 percent) from the current year. Projected growth in personal income and sales taxes, resulting from temporary tax actions taken in the 2004-05 Enacted Budget and the economic recovery, are primarily responsible for the growth.

--------------------------------------------------------------------------------
                              General Fund Receipts
                              (millions of dollars)
--------------------------------------------------------------------------------
                               2004-05  2005-06  Annual $  Annual %    Change
                               Actuals  Enacted   Change    Change   from 30-Day
                               -------  -------  --------  --------  -----------
Personal Income Tax(1)          18,677   21,118    2,441     13.1%      1,087
User Taxes and Fees              8,731    8,601     (130)    -1.5%        (21)
Business Taxes                   4,069    4,283      214      5.3%        167
Other Taxes                        926      778     (148)   -16.0%          0
Miscellaneous Receipts           2,217    2,348      131      5.9%         (3)
Federal Grants                       9        4       (5)   -55.6%          0
Transfers From Other Funds
   Revenue Bond Fund             5,981    6,338      357      6.0%        145
   LGAC Fund                     2,182    2,306      124      5.7%          6
   Clean Water/Clean Air Fund      516      510       (6)    -1.2%          0
   All Other                       452      513       61     13.5%        105
--------------------------------------------------------------------------------
Total Receipts                  43,760   46,799    3,039      6.9%      1,486
--------------------------------------------------------------------------------

(1) The personal income tax amounts are after the refund reserve transactions.

     The significant revenue increase experienced in fiscal year 2004-05 (almost 12 percent in base growth) was supported by a number of positive economic and tax policy related factors acting in concert. These factors supported higher than expected receipts growth throughout the fiscal year and included:

..    a better than anticipated growth in incomes, particularly from high income taxpayers;

..    an associated increase in PIT from taxpayers subject to the temporary tax surcharge on incomes about $150,000;

..    a rapid appreciation in real estate values, especially in downstate New
     York which supported higher real estate transfer and PIT collections;

..    an unusually large number of significant estate tax payments over the fiscal year; and

..    a large increase in corporate tax payments reflecting both improved business profitability and a reduction in refunds requested from overpayments of prior year liability.

     The Enacted Budget receipt estimates detailed below assume continued strong growth in the underlying base, but a return to growth rates more consistent with historical averages during an economic expansion. Overall, base revenue growth is expected to increase by 7 percent for the 2005-06 fiscal year.

Personal Income Tax

     General Fund PIT receipts are projected to increase by $2.4 billion (13.1 percent) from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the PIT refund reserve account. This amount is offset by a larger deposit to the RBTF.

     General Fund PIT receipts, including refund reserve transactions, are revised upward by $1.1 billion from the Executive Budget estimate. This reflects the combination of an increase to base collection estimates due to stronger 2004-05 actuals, changes to tax actions proposed with the Budget, and additional resources from the refund reserve account deposited at the start of 2005-06 fiscal year largely reflecting higher than expected 2004-05 results.

User Taxes and Fees

     User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2005-06 are projected to total $8.6 billion, a decrease of $130 million (1.5 percent) from reported 2004-05 collections.

     The projected decline in sales tax cash receipts of $125 million (15 percent) is largely attributable to the sunset of the temporary increase in the overall tax rate from 4.25 percent to 4 percent effective June 1, 2005. The Enacted Budget postponed the exemption on items of clothing and footwear for two years, until May 31, 2007, and replaced it with two temporary one-week exemptions with the same $110 thresholds. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 6.0 percent.

     The decline in General Fund cigarette tax receipts of $5 million from the prior year is the result of a continuation of the long-term consumption decline in cigarettes.

     User taxes and fees are revised downward by $21 million from the Executive Budget estimates. This decline mainly reflects proposed tax actions that differ from those contained in the Enacted Budget.

Business Taxes

     Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2005-06 are projected to total $4.3 billion, an increase of $214 million (5.3 percent) from 2004-05 collections. This increase is primarily due to an expectation of continued strength in the corporate franchise tax.

     Business tax receipts for 2005-06 have been revised up by $167 million from the Executive Budget, to reflect anticipated increases in audit collections, as well as continued strength in corporate franchise tax and the insurance premiums tax payments.

Other Taxes

     Other tax receipts are now projected to total $778 million, which is $148 million below last year's amount, but unchanged from the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

Miscellaneous Receipts

     Miscellaneous receipts are expected to reach nearly $2.3 billion, an increase of $131 million from the 2004-05 results. This increase is primarily due to the receipt of $523 million from the local government revenue and disbursement program partially offset by the loss of several one-time receipts received in 2004-05.

     Miscellaneous receipts from the Executive Budget is a negative $3 million resulting largely from the net impact of reestimates and the legislative rejection of several proposed increases in licenses and fees.

Transfers From Other Funds

     Transfers from other funds are expected to total $9.7 billion, an increase of $536 million from 2004-05. This annual increase comprises primarily higher transfers from the RBTF ($357 million), the Local Government Assistance Corporation (LGAC) Fund ($124 million), and all other funds ($61 million) offset by lower transfers from the Clean Water/Clean Air (CW/CA) Fund ($6 million).

     Transfers to the General Fund from PIT receipts deposited to the RBTF in excess of debt service payable on State PIT Bonds are projected to total $6.3 billion in 2005-06, an increase of $357 million from 2004-05. The annual increase is attributable to overall growth in PIT ($519 million), partially offset by an increase in debt service costs on PIT bonds ($162 million).

     Transfers to the General Fund of sales tax receipts deposited to the LGAC fund in excess of debt service due on LGAC bonds are projected to total $2.3 billion in 2005-06, an increase of $124 million from the prior year. This growth is due to overall growth in sales tax receipts ($149 million), partially offset by a modest increase in debt service costs ($25 million).

     Transfers to the General Fund from the real estate transfer tax deposited to the CW/CA Debt Service Fund in excess of debt service due on those general obligation bonds are projected to total $510 million in 2005-06. The decrease of $6 million is due to growth in real estate transfer taxes ($9 million) more than offset by an increase in debt service costs ($15 million).

     All other transfers are projected to total $513 million in 2005-06, an annual increase of $61 million primarily due to the timing of deposits to Tribal State Compact Revenue account ($103 million) and a net increase in fund sweeps ($109 million), offset by nonrecurring transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($151 million).

Revenue Actions

     The 2005-06 Enacted Budget contains nearly $825 million in All Funds net revenue actions in the 2005-06 State fiscal year, including:

Revenue Enhancements:

..    Additional abandoned property collections ($90 million);

..    Extended the higher Limited Liability Corporation fees under the PIT for two years ($22 million in 2005-06 and 2006-07, $0 thereafter);

..    Replaced the permanent clothing exemption with two $110 weeks ($476 million in 2005-06 and $605 million in 2006-07);

..    Increased the fee when a dealer issues a temporary motor vehicle registration ($1 million in 2005-06, $2 million annually thereafter);

..    Increased the Dealer/Transporter registration fee ($600,000 in 2005-06, $1 million annually thereafter);

..    Increased the Salvage Vehicle Inspection fee ($800,000 in 2005-06, $2
     million annually thereafter);

..    Increased motor vehicle title fees ($63 million in 2005-06, $125 million annually thereafter);

..    Expanded the motor vehicle fee Insurance Buyback program ($4 million in
     2005-06, $7.9 million annually thereafter);

..    Increased the MTA sales and compensating use tax ($157 million in 2005-06,
     $267 million fully effective);

..    Increased the capital base under the corporate franchise tax ($26 million annually beginning in 2005-06); and

..    Adopted tax shelter provisions ($25 million in 2005-06, $50 million in
     2006-07).

In addition, several revenue actions with outyear implications were included in the 2005-06 Enacted Budget, including:

..    Allowed the Tax Department to enter into reciprocal offset agreements with other states ($1 million in 2006-07, $2 million in 2007-08, and $3 million annually thereafter);

..    Changed the way non-residents and part year residents compute the PIT long-term care insurance credit ($2 million in 2006-07 and $7 million fully effective); and

..    Enacted the Native American cigarette and motor fuel regulations ($60 million annually beginning in 2006-07);

Tax Reductions:

..    Created a refundable PIT credit for individual payers of the Nursing Home assessment ($10 million in 2005-06, $40 million annually thereafter);

..    Expanded the corporate franchise tax Qualified Emerging Technology Credit
     ($5 million in 2005-06, $10 million annually thereafter);

..    Reduced the corporate franchise tax rate for small businesses ($5 million annually beginning in 2005-06);

..    Extended the Power For Jobs program for one year ($35 million in 2006-07 only);

..    Expanded the green buildings corporate franchise tax credit ($1 million in
     2006-07, $2 million in 2007-08);

..    Created a single sales factor for all taxpayers under the corporate franchise tax ($26 million in 2006-07, $130 million fully effective);

..    Expanded and reforms the Empire Zones program ($22 million in 2006-07, $88 million fully effective);

..    Extended the low income housing credit ($2 million annually beginning in
     2006-07); and

..    Established a fourth phase of the CAPCO program ($6 million annually for ten years beginning in 2007-08).

Disbursements

     The State projects General Fund disbursements, including transfers to other funds, of $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) from the current year. Increases in Grants to Local Governments ($1.4 billion), State Operations ($502 million), and General State Charges ($396 million), offset by a decrease in transfers to other funds ($265 million) account for the change. The major reasons for the disbursement changes are summarized below. For more information on the changes to the General Fund, see the section entitled "Detailed Summary of Legislative Addition by Conference Committee."

--------------------------------------------------------------------------------
                           General Fund Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------
                             2004-05
                             Adjusted  2005-06  Annual $  Annual %     Change
                              Actuals  Enacted   Change    Change   from 30-Day
                             --------  -------  --------  --------  ------------
Grants to Local Governments   30,001    31,448   1,447       4.8%        860
State Operations               7,565     8,067     502       6.6%         13
General State Charges          3,653     4,049     396      10.8%        154
Transfers to Other Funds
   Debt Service                1,731     1,667     (64)     -3.7%          0
   Capital Projects              197       229      32      16.2%          8
   All Other                     980       747    (233)    -23.8%        102
--------------------------------------------------------------------------------
Total Disbursements           44,127    46,207   2,080       4.7%      1,137
--------------------------------------------------------------------------------

Grants to Local Governments

     Grants to Local Governments include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Local assistance spending is projected at $31.4 billion in 2005-06, an increase of $1.4 billion (4.8 percent) from the current year. Growth in school aid ($864 million) and CUNY operating costs (mainly for salary growth and increases in fixed costs) and CUNY/SUNY community college enrollment growth ($179 million) are partially offset by savings from Medicaid cost containment and a patient income revenue reclassification described below.

State Operations

     State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $8.1 billion in 2005-06, an increase of $502 million (6.6 percent) from the prior year. Personal service costs (e.g., State employee payroll) comprise 72 percent of State Operations spending. The remaining 28 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

     The projected annual increase in State Operations is affected by the use of $400 million in patient income revenues in 2005-06 to offset local assistance spending, instead of offsetting State Operations spending as was done in 2004-05. The change results in a $400 million annual increase in State operations costs financed by the General Fund and a comparable decrease in local assistance spending. Adjusting for this reclassification, State Operations is projected to increase by $102 million from 2004-05. The growth is comprised of scheduled wage increases under current labor contracts, normal salary creep, and salary grade changes (roughly $350 million) offset by savings in agency operations ($158 million), the use of alternate sources of revenue to fund operations and the removal of the 27th institutional payroll.

     DOB projects the Executive branch workforce will total 191,891 in 2005-06, an increase of 2,245 over 2004-05. Of the 79 agencies that comprise the Executive Branch workforce, 68 project an annual increase in their workforce and 11 agencies project a reduction in their workforce in 2005-06.

General State Charges

     General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

     General Fund spending for General State Charges is projected to be $4.0 billion in 2005-06, an increase of $396 million (10.8 percent) over the prior year. The annual increase is due mostly to rising costs of employee health benefits ($189 million), higher costs related to employer pension contributions ($247 million) and fringe benefit increases for unsettled collective bargaining agreements (roughly $40 million). Higher fringe benefit cost reimbursements to the General Fund which are payable from other funds, thus reducing General Fund costs, partially offset the growth ($105 million).

Transfers to Other Funds

     Transfers to other funds are projected to total $2.6 billion in 2005-06 and include General Fund transfers to support debt service ($1.7 billion), capital projects ($229 million), and other funds ($747 million).

     General Fund transfers for debt service decline by $64 million (3.7 percent) from 2004-05 primarily due to $150 million in projected savings from debt management actions, offset by higher debt service on existing bonds for corrections and CUNY, and the accounting treatment of the PIT Revenue Bond program which reduces General Fund costs and increases costs in State Funds. Transfers to support capital projects increase by $32 million mainly from a reestimate of the timing of capital spending based on 2004-05 actuals. All other transfers are projected to decrease by $233 million in 2005-06 due primarily to a nonrecurring transfer to the HCRA Special Revenue Fund to reflect a prepayment of General Fund support originally planned in 2005-06 but paid in 2004-05 ($200 million).

SPECIAL REVENUE FUNDS

     Special Revenue Funds receive State and Federal revenues dedicated to finance specific activities. Special Revenue Funds are intended to be self-supporting, with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's STIP to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received).

     In 2005-06 the Special Revenue Funds Financial Plan projects total receipts of $53.4 billion, total disbursements of $54.1 billion, and net other financing sources of $413 million, resulting in an operating deficit of $288 million.

Receipts

--------------------------------------------------------------------------------
                          Special Revenue Funds Receipt
                              (millions of dollars)
--------------------------------------------------------------------------------
                             2004-05
                             Adjusted  2005-06  Annual $  Annual %     Change
                              Actuals  Enacted   Change    Change   from 30-Day
                             --------  -------  --------  --------  ------------
Taxes                          5,420     5,843      423      7.8%        178
Miscellaneous Receipts        11,480    12,974    1,494     13.0%       (450)
Federal Grants                34,491    34,570       79      0.2%        167
--------------------------------------------------------------------------------
Total Receipts                51,391    53,387    1,996      3.9%       (105)
--------------------------------------------------------------------------------

     Total Special Revenue Fund receipts are projected to total $53.4 billion in 2005-06, an increase of $2.0 billion (3.9 percent) over 2004-05. The major components of these receipt changes are summarized below.

Taxes

     Tax receipts in Special Revenue Funds are projected to total $5.8 billion, an increase of $423 million (7.8 percent) over 2004-05. The annual growth is driven primarily by taxes dedicated to support the STAR program resulting from increased participation by taxpayers and local tax levy growth ($163 million), and higher tax receipts dedicated to support the MTOA/5/ Fund ($217 million) and the Dedicated Mass Transportation Trust Fund ($44 million).

Miscellaneous Receipts

     Miscellaneous receipts are projected to be $13.0 billion, an annual increase of $1.5 billion (13.0 percent) over 2004-05. The annual growth is primarily due to the additional transfers from HCRA, including projected Empire conversion proceeds, to support State Medicaid and other public health costs ($1.7 billion), increased receipts from assessments on hospital, home care and nursing home revenues ($180 million), and higher receipts under the Tribal State Compact agreement due to the timing of deposits ($132 million). DOB has lowered its receipts projections on the basis of historical trends and 2004-05 preliminary results which offset the increases described above ($600 million).

Federal Grants

     Federal grants are projected to total $34.6 billion in 2005-06, a modest increase of $79 million (0.2 percent) from 2004-05. Changes to Federal grants generally correspond to changes in federally-reimbursed spending. However, since Federal reimbursement is assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances result. Spending for World Trade Center activities ($1.2 billion)/6/ and Children and Families ($170 million) are expected to decline from 2004-05 levels. These declines are partially offset by growth in welfare ($314 million), federally supported education costs ($304 million), elections ($148 million), mental hygiene ($131 million), homeland security ($96 million) and Medicaid ($88 million).

/5./ Mass Transportation Operating Assistance.
/6./ Includes $1 billion for captive insurance and $200 million in other Federal aid.

Disbursements

--------------------------------------------------------------------------------
                          Special Revenue Funds Receipt
                              (millions of dollars)
--------------------------------------------------------------------------------
                           2004-05
                          Adjusted   2005-06   Annual $   Annual %      Change
                           Actuals   Enacted    Change     Change    from 30-Day
                          --------   -------   --------   --------   -----------
Grants to Local
   Governments             43,569     45,076    1,507        3.5%        515
State Operations            8,095      8,238      143        1.8%       (267)
General State Charges         712        772       60        8.4%         (6)
Capital Projects               11          2       (9)     -81.8%         (1)
--------------------------------------------------------------------------------
Total Disbursements        52,387     54,088    1,701        3.2%        241
--------------------------------------------------------------------------------

     Total Special Revenue Fund disbursements are projected to be $54.1 billion, an increase of $1.7 billion (3.2 percent) from 2004-05. The major changes in disbursements are summarized below.

Grants to Local Governments

     Grants to local government are projected at $45.1 billion, an annual increase of $1.5 billion (3.5 percent) from 2004-05. Sources of growth include higher spending for State Medicaid financed by HCRA and health care provider assessments ($1.8 billion); the reclassification of "offset" spending from State Operations to local assistance ($400 million); grants for transit systems ($351 million), Federal aid for education for instructional support, IDEA and the School Lunch programs ($229 million); STAR due to increased participation by taxpayers and local tax levy growth ($163 million); and implementation of the Help America Vote Act ($118 million). The expected decline in World Trade Center spending ($1.2 billion) and DOB downward adjustments to reflect historical spending trends and 2004-05 year end results ($700 million) partially offsets the growth in other areas.

State Operations

     State Operations disbursements are projected to be $8.2 billion, an increase of $143 million (1.8 percent) from 2004-05. Spending increases primarily result from collective bargaining agreements, performance advances, and inflation (roughly $200 million), as well as an increase in revenues available to finance State Operations in the mental hygiene programs attributable to Federal revenue initiatives ($234 million). The reclassification of the Patient Income Account "offset" spending from State Operations to local assistance partially offsets the growth in these areas ($400 million).

General State Charges

     Disbursements for General State Charges are projected to be $772 million, an increase of $60 million (8.4 percent) from the prior year. Growing pension and health insurance costs account for most of the annual growth in General State Charges.

Other Financing Sources/(Uses)

--------------------------------------------------------------------------------
                          Special Revenue Funds Receipt
                              (millions of dollars)
--------------------------------------------------------------------------------
                           2004-05   2005-06   Annual $   Annual %      Change
                           Actuals   Enacted    Change     Change    from 30-Day
                           -------   -------   --------   --------   -----------

--------------------------------------------------------------------------------
Transfers From Other
   Funds                     3,613     3,537      (76)      -2.1%        102
Transfers To Other
   Funds                    (2,796)   (3,124)    (328)      11.7%        (98)
--------------------------------------------------------------------------------
Net Other Financing
   Sources (Uses)              817       413     (404)     -49.4%          4
--------------------------------------------------------------------------------

     Transfers from other funds are projected to total $3.5 billion in 2005-06, a decrease of $76 million (2.1 percent) from 2004-05. The decrease is primarily due to nonrecurring transfers in 2004-05 to support HCRA ($200 million) offset by increases in patient care revenues, net of debt service on outstanding Mental Hygiene bonds ($143 million), and a nonrecurring General Fund transfer to the HCRA Fund to finance a prior year excess medical malpractice loan ($45 million).

Transfers to other funds are estimated to be $3.1 billion, an increase of $328 million (11.7 percent) from 2004-05. The annual growth is due to an increase in Federal Medicaid reimbursement for Mental Hygiene services before payment of debt service ($292 million), transfers under the Tribal State Compact ($102 million), and a net increase in fund sweeps ($85 million) partially offset by nonrecurring transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($151 million).

CAPITAL PROJECTS FUNDS

     The receipt and disbursement tables for capital projects reflect accounting adjustments for capital projects activity for anticipated spending delays and certain capital spending that is not reported by the State Comptroller in actual cash spending results, although it is reflected in the State's GAAP Financial Statements. The spending is related to programs which are financed in the first instance by bond proceeds, rather than with a short-term loan from STIP or cash from the General Fund. Such capital spending is projected at $937 million in 2004-05 and over $1.2 billion in 2005-06.

Receipts

     Capital Projects Fund receipts include dedicated tax receipts from highway-related taxes deposited to the Dedicated Highway and Bridge Trust Fund, and real estate transfer taxes deposited to the EPF. Miscellaneous receipts include bond proceeds that finance capital projects across all functional areas, as well as other fees, including State park fees, industry-specific environmental fees and receipts from the sale of surplus land.

--------------------------------------------------------------------------------
                         Capital Projects Funds Receipts
                              (millions of dollars)
--------------------------------------------------------------------------------
                           2004-05   2005-06   Annual $   Annual %      Change
                           Actuals   Enacted    Change     Change    from 30-Day
                           -------   -------   --------   --------   -----------
Taxes                       1,862     1,860        (2)      -0.1%          2
Miscellaneous Receipts      2,696     3,567       871       32.3%         94
Federal Grants              1,721     1,850       129        7.5%         18
                            -----    ------      ----       ----        ----
Total Receipts              6,279     7,277       998       15.9%        114
GAAP Adjustment              (937)   (1,234)     (297)      31.7%        (74)
Spending Delays                 0      (759)     (759)        --        (259)
--------------------------------------------------------------------------------
Financial Plan Receipts     5,342     5,284       (58)      -1.1%       (219)
--------------------------------------------------------------------------------

     Total Capital Project Fund receipts (prior to adjustments) are projected at $7.3 billion, an increase of $998 million from 2004-05. The increase is primarily attributable to projected increases in economic development ($257 million) and education ($440 million) programs financed with authority bond proceeds. The table below summarized the main categories of receipts.

Disbursements

     Spending for the Capital Project Fund (prior to adjustments) is projected to total almost $7 billion in 2005-06, an increase of $1.3 billion. The majority of the projected increase is for education ($438 million), parks and environment ($242 million), transportation ($232 million), and economic development ($221 million).

--------------------------------------------------------------------------------
                      Capital Projects Funds Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------
                           2004-05   2005-06   Annual $   Annual %      Change
                           Actuals   Enacted    Change     Change    from 30-Day
                           -------   -------   --------   --------   -----------
Transportation              3,468     3,700       232        6.7%         98
Education                     581     1,019       438       75.4%        101
Parks and Environment         480       722       242       50.4%        130
Economic Development          381       602       221       58.0%          8
Mental Health                 281       286         5        1.8%          0
Public Protection             204       244        40       19.6%          3
Health and Social
   Welfare                    103       175        72       69.9%         26
General Government/Other      135       227        92       68.1%         39
                            -----    ------     -----      -----        ----
Total Disbursements         5,633     6,975     1,342       23.8%        405
GAAP Adjustment              (937)   (1,234)     (297)     100.0%        (74)
Spending Delays                 0      (759)     (759)        --        (259)
--------------------------------------------------------------------------------
Financial Plan
   Disbursements            4,696     4,982       286        6.1%         72
--------------------------------------------------------------------------------

Other Financing Sources/(Uses)

--------------------------------------------------------------------------------
              Capital Projects Funds Other Financing Sources (Uses)
                              (millions of dollars)
--------------------------------------------------------------------------------
                           2004-05   2005-06   Annual $   Annual %      Change
                           Actuals   Enacted    Change     Change    from 30-Day
                           -------   -------   --------   --------   -----------
Transfers From Other
   Funds                      217      266         49       22.6%          7
Transfers To Other
   Funds                   (1,006)    (945)        61       -6.1%         (8)
Bond Proceeds                 178      279        101       56.7%        134
--------------------------------------------------------------------------------
Net Other Financing
   Sources (Uses)            (611)    (400)       211      -34.5%        133
--------------------------------------------------------------------------------

     Transfers from other funds to the Capital Projects Fund are estimated at $266 million in 2005-06, an increase of $49 million from 2004-05. The change is primarily attributable to an increase in the transfer from the General Fund to the Capital Project Fund to pay-as-go capital spending in a variety of agencies.

     Transfers to other funds from the Capital Project Fund decrease by $61 million. A decrease in the transfer of receipts from the Dedicated Highway and Bridge Trust Fund to reimburse the General Debt Service Fund for debt service on Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program bonds ($172 million) and $32 million for the reclassification of the Hazardous Waste Remedial Fund to a Special Revenue Fund, offset by increases in the transfer to the General Fund from the EPF and SPIF ($40 million) and a new transfer from the Suburban Transportation Fund to the Mass Transportation Assistance Account

($39 million) for projected mortgage recording taxes deposited in that fund account for the change.

     Bond proceeds increased by $101 million in 2005-06 primarily due to the proposed General Obligation Bond Act.

DEBT SERVICE FUNDS

     The following section briefly summarizes activity in the Debt Service Funds type. All tax-financed State debt service on long-term debt and payments on certain lease-purchase and other contractual obligations are paid from Debt Service Funds.

Receipts

--------------------------------------------------------------------------------
                           Debt Service Funds Receipts
                              (millions of dollars)
--------------------------------------------------------------------------------
                           2004-05   2005-06   Annual $   Annual %      Change
                           Actuals   Enacted    Change     Change    from 30-Day
                           -------   -------   --------   --------   -----------
Taxes                        9,371    10,049      678        7.2%        153
Miscellaneous Receipts         768       656     (112)     -14.6%          0
--------------------------------------------------------------------------------
Total Receipts              10,139    10,705      566        5.6%        153
--------------------------------------------------------------------------------

     Total Debt Service Fund receipts are projected to be $10.7 billion, an increase of $566 million (5.6 percent) from 2004-05. The annual growth is due to increases in dedicated taxes ($678 million) offset by a reduction in miscellaneous receipts ($112 million).

Disbursements

--------------------------------------------------------------------------------
                           Debt Service Funds Receipts
                              (millions of dollars)
--------------------------------------------------------------------------------
                           2004-05   2005-06   Annual $   Annual %      Change
                           Actuals   Enacted    Change     Change    from 30-Day
                           -------   -------   --------   --------   -----------
General Debt Service
   Fund                     3,122     3,106      (16)       -0.5%         13
LGAC                          312       337       25         8.0%          9
Mental Health                 256       307       51        19.9%          5
All Other                     109       119       10         9.2%        (26)
--------------------------------------------------------------------------------
Total Disbursements         3,799     3,869       70         1.8%          1
--------------------------------------------------------------------------------

     Total disbursements from the Debt Service Fund are projected to increase from $3.8 billion in 2004-05 to $3.9 billion in 2005-06. The $70 million increase (1.8 percent) is due to growth in debt service costs from previous and planned bond sales, offset by $150 million in projected savings from debt management efforts. In addition, the restructuring of the Dedicated Highway and Bridge Trust Fund bonds will more closely align the schedule for principal amortization to the useful lives of the financed projects.

Other Financing Sources/(Uses)

--------------------------------------------------------------------------------
                Debt Service Funds Other Financing Sources (Uses)
                              (millions of dollars)
--------------------------------------------------------------------------------
                           2004-05   2005-06   Annual $   Annual %      Change
                           Actuals   Enacted    Change     Change    from 30-Day
                           -------   -------   --------   --------   -----------
Transfers From Other
   Funds                     5,134     5,221       87       1.7%           9
Transfers To Other Funds   (11,464)  (12,046)    (582)      5.1%        (150)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Other Financing
   Sources (Uses)           (6,330)   (6,825)    (495)      7.8%        (141)
--------------------------------------------------------------------------------

     The $87 million increase in transfers from other funds compared to 2004-05 reflects reduced transfers from the General Fund and various other dedicated funds, including the Dedicated Highway and Bridge Trust Fund and the Centralized Services Fund, to the General Debt Service Fund ($75 million) offset by increased transfers from the Federal Health and Human Services Special Revenue Funds and the General Fund to the Mental Health Debt Service Fund ($275 million), and a net decrease in all other transfers of $114 million.

     The $582 million increase in transfers to other funds from 2004-05 reflects primarily the excess beyond the debt service due on State PIT Revenue Bonds from the RBTF ($357 million) and the Local Government Assistance Tax Fund ($124 million), as well as increased transfers in excess of Special Revenue Funds from the Mental Health and the Health Debt Service Funds ($130 million), offset by lower transfers to the General Fund from the Clean Water Debt Service Fund ($6 million), and modest decreases in all other transfers ($22 million).

Health Care Reform Act Financial Plan

     The following provides a summary of the HCRA 2005-06 Financial Plan. The estimates of receipts and disbursements are detailed on a quarterly basis in the Financial Plan tables.

     The 2005-06 Financial Plan adds roughly 25 percent of spending ($912 million) financed through HCRA that in 2004-05 was "off budget" (i.e., outside the All Funds Financial Plan). Thus, all HCRA spending is included in the State Financial Plan and can be found in the following areas of the budget: Medicaid; Health; the State Office for the Aging; and OMH.

OVERVIEW

     HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs including FHP, Healthy New York, and workforce recruitment and retention rate enhancements, and provided additional funding for the expansion of existing programs such as Child Health Plus (CHP). HCRA has been extended through June 30, 2007.

     Historically, HCRA cash balances have been significant as revenues have generally accumulated more rapidly than expenditures for new programs that often take time to implement and reach projected full annual expenditure levels. Recently, spending levels in many major programs, such as FHP and Elderly Pharmaceutical Insurance Coverage (EPIC), have significantly increased, outpacing the growth in recurring revenues, thereby reducing the historically high HCRA balances. The HCRA cash balance on March 31, 2005 was $164 million.

     Prior to the actions included in the 2005-06 Enacted Budget, DOB projected a cash deficit in HCRA of roughly $500 million by June 30, 2005. Absent any actions this deficit would have required General Fund support through the Tobacco Revenue Guarantee Fund pursuant to Chapters 62 and 686 of the Laws of 2003, which provides for the replenishment of HCRA up to the level of tobacco settlement dollars otherwise available to HCRA had these revenues not been securitized.

     To mitigate HCRA's reliance on the General Fund and to improve the fiscal viability of HCRA in the outyears, the Enacted Budget includes a series of actions that produce a State Financial Plan benefit of roughly $750 million in 2005-06. These actions include changes to the FHP program to modify benefits and require higher co-payments, proceeds from other insurance conversions from a non-profit to a for-profit organization similar to the Empire conversion; an increase in hospital and clinic surcharges on net patient service revenues from
8.85 percent to 8.95 percent and a $50 million increase in the covered lives assessment (effective January 2006).

HCRA Receipts

--------------------------------------------------------------------------------
                                  HCRA Receipts
                              (millions of dollars)
--------------------------------------------------------------------------------
                           2004-05   2005-06   Annual $   Annual %     Change
                           Actuals   Enacted    Change     Change    from 30-Day
                           -------   -------   --------   --------   -----------
Empire Conversion
   Proceeds                     0     1,842     1,842        0.0%          0
Surcharges                  1,601     1,591       (10)      -0.6%         (3)
Covered Lives Assessment      724       737        13        1.8%          0
Cigarette Tax/1/              683       670       (13)      -1.9%          0
New Insurance Conversion
   Proceeds                     0       400       400        0.0%          0
Other                         606       323      (283)     -46.7%         71
Hospital Assessment
   (1 percent)                232       192       (40)     -17.2%          0
--------------------------------------------------------------------------------
Total Receipts              3,846     5,755     1,909       49.6%         68
--------------------------------------------------------------------------------

/1/ Includes a transfer of cigarette tax revenue from New York City, appears under miscellaneous receipts in the Financial Plan Tables.

     DOB projects total HCRA receipts at $5.8 billion in 2005-06, an increase of $1.9 billion (49.6 percent) over the current year forecast and $68 million from the 30-Day projections. Total 2005-06 receipts are comprised primarily of surcharges, Empire conversion proceeds, covered lives assessment, cigarette taxes, additional insurance conversion proceeds, Federal funds, and hospital assessments of 1 percent.

     As described earlier in this Report, the receipt of $1.8 billion in Empire conversion proceeds planned in 2004-05 (including $200 million that will support General Fund Medicaid spending) have been delayed pending the resolution of ongoing litigation that is currently expected to occur in 2005-06. The availability of these funds depends on successful resolution of ongoing litigation and the release of proceeds currently held in escrow. The Enacted Budget includes authorization that would halt nearly all spending for programs financed by HCRA effective July 1, 2005 unless such Empire proceeds are received. In addition, another $400 million in proceeds from other insurance company conversions from not-for-profit to for-profit is expected in 2005-06, although legislation authorizing such conversions has not yet been enacted.

     The annual decline in other resources is primarily attributable to nonrecurring Federal reimbursement for State only expenses used to support HCRA ($308 million) and the Community Health Care Conversion Demonstration Project waiver renewal ($218 million).

HCRA Disbursements

--------------------------------------------------------------------------------
                               HCRA Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                            2004-05   2005-06   Annual $   Annual %      Change
                                            Actuals   Enacted    Change     Change    from 30-Day
                                            -------   -------   --------   --------   -----------
Medicaid/Public Health Support                 932     2,024      1,092     117.2%        119
Hospital Indigent Care                         831       853         22       2.6%          0
Elderly Pharmaceutical Insurance Coverage      462       570        108      23.4%          0
Graduate Medical Education                     452       353        (99)    -21.9%        (27)
Family Health Plus                             302       426        124      41.1%        112
Child Health Plus                              301       349         48      15.9%          0
Workforce Recruitment and Retention            306       416        110      35.9%         64
All Other                                      526       574         48       9.1%        (41)
-------------------------------------------------------------------------------------------------
Total Disbursements                          4,112     5,565      1,453      35.3%        227
-------------------------------------------------------------------------------------------------

     Total disbursements of $5.7 billion are projected in 2005-06, an increase of $1.4 billion (35.3 percent) over the current year estimates and $227 million from the 30-Day projections. The 2005-06 Enacted Budget and Financial Plan includes all HCRA spending, including roughly $912 million that was previously "off-budget."

     HCRA financed programs primarily include support for various Medicaid and public health costs, hospital indigent care, EPIC, FHP, CHP, provider workforce recruitment and retention funds paid through Medicaid rates, and mental health programs. The remaining spending previously excluded from the State Budget is comprised of Graduate Medical Education, excess medical malpractice, Healthy New York, subsidy payments to the Roswell Park Cancer Institute, as well as various programs including anti-tobacco and cancer related programs.

     The annual growth in HCRA spending is primarily attributable to additional Medicaid support in 2005-06 resulting from the series of actions described earlier, and program spending growth for FHP, workforce recruitment and retention, EPIC, CHP, and various other programs.

     Based on DOB projections of receipts and disbursements the cash balance at the end of 2005-06 is expected to be $354 million, declining to approximately $170 million on June 30, 2007, when the HCRA statute expires.

     Additional detail on quarterly receipts and disbursements is contained in the Financial Plan tables.

IMPACT OF 2005-06 ENACTED BUDGET ON STATE WORKFORCE

     The All Funds State employee workforce level was 189,600 at the end of the 2004-05 fiscal year, approximately 1,300 positions below our initial 2004-05 estimate. The workforce is projected to total 191,900 by the end of fiscal year 2005-06. This estimate includes an additional 475 positions associated with Legislative increases to the 2005-06 Executive Budget, and the anticipated filling of some positions that were vacant at year end.

     The projected 2005-06 workforce level represents a decrease of 19,300 positions, or more than 9 percent since January 1995. In recent years, the State workforce has remained relatively stable through the use of a hiring freeze which allows the State to maintain staffing of critical positions.

IMPACT OF 2005-06 ENACTED BUDGET ON LOCAL GOVERNMENTS

     The 2005-06 Enacted State Budget will provide nearly $1.4 billion in savings and new assistance to local governments statewide.

--------------------------------------------------------------------------------
                              2005-06 Local Impact
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                               Other     School
                                    Total   Countries   NYC   Locals   Districts
                                    -----   ---------   ---   ------   ---------
Medicaid Cap/Other                    409       143     266      0          0
AIM Program                            57         0       0     57          0
School Aid                            593         0     227      0        366
Revenues                              273        85     188                 0
All Other Impacts                      59        30      12     14          3
--------------------------------------------------------------------------------
Total                               1,391       258     693     71        369
--------------------------------------------------------------------------------

     Major initiatives include:

..    Medicaid Cap and Cost Containment: To address the rising costs of Medicaid, the Enacted Budget will cap local Medicaid expenditures for New York City and county governments as of January 2006, using an annual inflator of 3.5 percent, 3.25 percent and 3 percent thereafter. This cap, along with cost containment and other actions, will save counties and New York City more than $409.2 million in SFY 2005-06, and $679.0 million in SFY 2006-07.

..    Aid and Incentives for Municipalities: The 2005-06 Enacted Budget increases
     State support for local governments by $57 million under the new Aid and Incentives for Municipalities (AIM) Program. AIM will provide State aid increases of 3.75 percent for all towns and villages, and 12.75 percent for all upstate cities. As a condition of receiving this increase, cities will agree to minimize property tax growth, develop three-year financial plans and seek operational efficiencies through various initiatives like shared services agreements.

..    Shared Municipal Services Incentive (SMSI) Program: Along with the AIM initiative, this Budget introduces the SMSI Program which will provide competitive grants of up to $100,000 to cities, towns, villages, counties and school districts to help fund cooperative cost saving efforts such as shared services (e.g. transportation, snowplowing, or payroll) undertaken by two or more municipalities. This program is funded at $2.75 million in SFY 2005-06.

..    Education: The Enacted Budget provides an $850 million increase in the
     State's school aid programs.

..    Revenues: Reinstituting a permanent sales tax on clothing and footwear, while allowing two sales-tax free weeks on items costing less than $110, will generate a net revenue benefit of over $272 million statewide in SFY 2005-06, and over $329 million in SFY 2006-07.

..    Local Transit Assistance: The Enacted Budget also includes over $25 million in increased operating assistance for Downstate and New York City local transportation operations.

The State's Fund Structure

     The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects
Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

     The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:

     The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

     Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

     Capital Project Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

     Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

--------------------------------------------------------------------------------
                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2005-2006 and 2007-2008
                              (millions of dollars)
--------------------------------------------------------------------------------
                                               2005-2006   2006-2007   2007-2008
                                                Enacted    Projected   Projected
                                               ---------   ---------   ---------
Receipts:

Taxes:
   Personal income tax                          21,118      21,289      22,821
   User taxes and fees                           8,601       8,891       8,759
   Business taxes                                4,283       4,445       4,512
   Other taxes                                     778         872         920
Miscellaneous receipts                           2,348       2,291       4,346
Federal Grants                                       4           4           4
Transfers from other funds:
   PIT in excess of Revenue Bond debt
      service                                    6,338       6,483       6,833
   Sales tax in excess of LGAC debt
      service                                    2,306       2,407       2,348
   Real estate taxes in excess of CW/CA
      debt service                                 510         521         528
   All other                                       513         228         241
                                                ------      ------      ------
   Total receipts                               46,799      47,431      51,312
                                                ======      ======      ======

Disbursements:
Grants to local governments                     31,448      34,992      39,423
State operations                                 8,067       8,659       8,946
General State charges                            4,049       4,576       4,838
Transfers to other funds:
   Debt service                                  1,667       1,691       1,681
   Capital projects                                229         244         241
   Other purposes                                  747         787         659
                                                ------      ------      ------
   Total disbursements                          46,207      50,949      55,788
                                                ======      ======      ======

Deposit to/(use of) Fiscal Stability
   Reserve Fund                                    601        (301)       (300)
                                                ======      ======      ======

Deposit to/(use of) Community Projects
   Fund                                             (9)        (50)        (50)
                                                ======      ======      ======

Margin                                               0      (3,167)     (4,126)
                                                ======      ======      ======

----------
Source: NYS DOB

--------------------------------------------------------------------------------
                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                             2004-2005 and 2005-2006
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                 2004-2005   2005-2006   Annual
                                                   Actual     Enacted    Change
                                                 ---------   ---------   ------
Personal income tax                                18,677      21,118     2,441
                                                   ------      ------     -----

User taxes and fees:                                8,731       8,601      (130)
                                                   ------      ------     -----
Sales and use tax                                   8,094       7,969      (125)
Cigarette and tobacco taxes                           406         401        (5)
Motor vehicle fees                                      4           0        (4)
Alcoholic beverages taxes                             185         186         1
Alcoholic beverage control license fees                42          45         3

Business taxes:                                     4,069       4,283       214
                                                   ------      ------     -----
Corporation franchise tax                           1,858       2,024       166
Corporation and utilities tax                         617         643        26
Insurance taxes                                     1,007       1,031        24
Bank tax                                              587         585        (2)

Other taxes:                                          926         778      (148)
                                                   ------      ------     -----
Estate tax                                            895         752      (143)
Gift tax                                                3           0        (3)
Real property gains tax                                 1           0        (1)
Pari-mutuel taxes                                      26          25        (1)
Other taxes                                             1           1         0

Total Taxes                                        32,403      34,780     2,377
                                                   ------      ------     -----
Miscellaneous receipts                              2,217       2,348       131
                                                   ------      ------     -----

Federal grants                                          9           4        (5)
                                                   ------      ------     -----

Total                                              34,629      37,132     2,503
                                                   ======      ======     =====

----------
Source: NYS DOB

--------------------------------------------------------------------------------
                                    CASHFLOW
                                  GENERAL FUND
                                    2005-2006
                              (dollars in millions)
--------------------------------------------------------------------------------

                               2005
                              April     May     June    July   August   September   October
                              -----   ------   -----   -----   ------   ---------   -------
Opening fund balance          1,218    5,623   3,873   4,543    4,597     4,372      4,582
                              =====   ======   =====   =====    =====     =====     ======

Receipts:
   Taxes
      Personal income tax     4,852      681   2,104   1,255    1,355     1,970        595
      User taxes and fees       657      662     931     663      633       866        825
      Business taxes            149      149     927      72       39       892         45
      Other taxes                63       69      71      56       65        58         69
   Miscellaneous receipts       142       77     148      90       86       149        170
   Federal Grants                 0        0       0       0        0         0          0
   Transfers from other
      funds
      PIT in excess of
         Revenue Bond
         debt service         1,173      200     701     417      369       678        166
      Sales tax in excess
         of LGAC debt
         service                178      185     292     198      191       193        188
      Real estate taxes
         in excess of
         CW/CA debt
         service                 50       49      49      50       39        53         52
      All Other                   0      135      21      46       25        10          0
                              -----    -----   -----   -----    -----     -----     ------
      Total receipts          7,264    2,207   5,244   2,847    2,802     4,869      1,910
                              =====   ======   =====   =====    =====     =====     ======

Disbursements:
   Grants to local
      governments
      School Aid                 75    1,854   1,379     145      320       922        475
      Medicaid                  781      582   1,043     424      778       635        619
      Welfare                   142      142      83     142      142        74        142
      All Other                 408      303     724     992      601       636        977
   State operations
      Personal Service          577      566     719     563      570       596        431
      Non-Personal Service      120      125     176     206      200       158        186
   General State charges        404      191     171     250      340     1,173        264
   Transfers to other funds
   Debt Service                 230      145     213      23       28       300         49
   Capital Projects              21       19      26      26       27        81          2
   Other purposes               101       30      40      22       21        84         47
                              -----   ------   -----   -----    -----     -----     ------
      Total disbursements     2,859    3,957   4,574   2,793    3,027     4,659      3,192
                              =====   ======   =====   =====    =====     =====     ======

Change in fund balance        4,405   (1,750)    670      54     (225)      210     (1,282)
                              =====   ======   =====   =====    =====     =====     ======

Closing fund balance          5,623    3,873   4,543   4,597    4,372     4,582      3,300
                              =====   ======   =====   =====    =====     =====     ======

                                                     2006
                              November   December   January   February    March    Total
                              --------   --------   -------   --------   ------   ------
Opening fund balance            3,300      2,116     2,746      6,431     7,179    1,218
                               ======      =====     =====      =====    ======   ======

Receipts:
   Taxes
      Personal income tax         561      1,757     3,377      2,020       591   21,118
      User taxes and fees         625        897       693        533       816    8,601
      Business taxes                5        849        54         21     1,081    4,283
      Other taxes                  67         68        64         66        62      778
   Miscellaneous receipts         383        212       178        176       537    2,348
   Federal Grants                   0          0         0          0         4        4
   Transfers from other
      funds
      PIT in excess of
         Revenue Bond
         debt service              12        617     1,124        382       499    6,338
      Sales tax in excess
         of LGAC debt
         service                  189        280       209          2       201    2,306
      Real estate taxes
         in excess of
         CW/CA debt
         service                   46         39        34         29        20      510
      All Other                     0         20        57          0       199      513
                               ------      -----     -----      -----    ------   ------
      Total receipts            1,888      4,739     5,790      3,229     4,010   46,799
                               ======      =====     =====      =====    ======   ======

Disbursements:
   Grants to local
      governments
      School Aid                  467      1,140       318        589     5,939   13,623
      Medicaid                    550        566       314        524       945    7,761
      Welfare                     142         74       142        111        38    1,374
      All Other                   534      1,063       466        627     1,359    8,690
   State operations
      Personal Service            689        365       381        210       148    5,815
      Non-Personal Service        179        179       184        196       343    2,252
   General State charges          275        247       271        134       329    4,049
   Transfers to other funds
   Debt Service                   183        379        17         26        74    1,667
   Capital Projects                30         69       (10)        43      (105)     229
   Other purposes                  23         27        22         21       309      747
                               ------      -----     -----      -----    ------   ------
      Total disbursements       3,072      4,109     2,105      2,481     9,379   46,207
                               ======      =====     =====      =====    ======   ======

Change in fund balance         (1,184)       630     3,685        748    (5,369)     592
                               ======      =====     =====      =====    ======   ======

Closing fund balance            2,116      2,746     6,431      7,179     1,810    1,810
                               ======      =====     =====      =====    ======   ======

----------
Source: NYS DOB

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2005-2006
                              (millions of dollars)

                                                  Special    Capital     Debt
                                        General   Revenue   Projects   Service    (MEMO)
                                          Fund     Funds      Funds     Funds     Total
                                        -------   -------   --------   -------   -------
Opening fund balance                     1,218     2,006      (206)        184     3,202
                                        ======    ======     =====     =======   =======

Receipts:
Taxes                                   34,780     5,843     1,860      10,049    52,532
Miscellaneous receipts                   2,348    12,965     1,574         656    17,543
Federal grants                               4         1         0           0         5
                                        ------    ------     -----     -------   -------
   Total receipts                       37,132    18,809     3,434      10,705    70,080
                                        ======    ======     =====     =======   =======

Disbursements:
Grants to local governments             31,448    13,990     1,053           0    46,491
State operations                         8,067     5,155         0          26    13,248
General State charges                    4,049       552         0           0     4,601
Debt service                                 0         0         0       3,843     3,843
Capital projects                             0         2     2,088           0     2,090
                                        ------    ------     -----     -------   -------
   Total disbursements                  43,564    19,699     3,141       3,869    70,273
                                        ======    ======     =====     =======   =======

Other financing sources (uses):
Transfers from other funds               9,667     1,136       266       5,221    16,290
Transfers to other funds                (2,643)     (417)     (936)    (12,046)  (16,042)
Bond and note proceeds                       0         0       279           0       279
                                        ------    ------     -----     -------   -------
   Net other financing sources (uses)    7,024       719      (391)     (6,825)      527
                                        ======    ======     =====     =======   =======

Change in fund balance                     592      (171)      (98)         11       334
                                        ======    ======     =====     =======   =======

Closing fund balance                     1,810     1,835      (304)        195     3,536
                                        ======    ======     =====     =======   =======

----------
Source: NYS DOB

                               CASH FINANCIAL PLAN
                              ALL GOVERNMENT FUNDS
                                    2005-2006
                              (millions of dollars)

                                                  Special    Capital     Debt
                                        General   Revenue   Projects   Service    (MEMO)
                                          Fund     Funds      Funds     Funds     Total
                                        -------   -------   --------   -------   -------
Opening fund balance                     1,218     2,005      (454)        184     2,953
                                        ======    ======     =====     =======   =======

Receipts:
Taxes                                   34,780     5,843     1,860      10,049    52,532
Miscellaneous receipts                   2,348    12,974     1,574         656    17,552
Federal grants                               4    34,570     1,850           0    36,424
                                        ------    ------     -----     -------   -------
   Total receipts                       37,132    53,387     5,284      10,705   106,508
                                        ======    ======     =====     =======   =======

Disbursements:
Grants to local governments             31,448    45,076     1,282           0    77,806
State operations                         8,067     8,238         0          26    16,331
General State charges                    4,049       772         0           0     4,821
Debt service                                 0         0         0       3,843     3,843
Capital projects                             0         2     3,700           0     3,702
                                        ------    ------     -----     -------   -------
   Total disbursements                  43,564    54,088     4,982       3,869   106,503
                                        ======    ======     =====     =======   =======

Other financing sources (uses):
Transfers from other funds               9,667     3,537       266       5,221    18,691
Transfers to other funds                (2,643)   (3,124)     (945)    (12,046)  (18,758)
Bond and note proceeds                       0         0       279           0       279
                                        ------    ------     -----     -------   -------
   Net other financing sources (uses)    7,024       413      (400)     (6,825)      212
                                        ======    ======     =====     =======   =======

Change in fund balance                     592      (288)      (98)         11       217
                                        ======    ======     =====     =======   =======

Closing fund balance                     1,810     1,717      (552)        195     3,170
                                        ======    ======     =====     =======   =======

----------
Source: NYS DOB

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                             2004-2005 and 2005-2006
                              (millions of dollars)

                                                  2004-2005   2005-2006   Annual
                                                    Actual     Enacted    Change
                                                  ---------   ---------   ------
Personal income tax                                 27,997      31,121    3,124
                                                   -------     -------    -----

User taxes and fees:                                13,036      13,785      749
                                                   -------     -------    -----
Sales and use taxes                                 11,016      11,219      203
Cigarette and tobacco taxes                            406         962      556
Motor fuel tax                                         530         533        3
Motor vehicle fees                                     666         635      (31)
Highway use tax                                        151         163       12
Alcoholic beverages taxes                              185         186        1
Alcoholic beverage control license fees                 42          46        4
Auto rental tax                                         40          41        1

Business taxes:                                      5,806       6,109      303
                                                   -------     -------    -----
Corporation franchise tax                            2,110       2,280      170
Corporation and utilities taxes                        827         844       17
Insurance taxes                                      1,108       1,147       39
Bank tax                                               676         693       17
Petroleum business taxes                             1,085       1,145       60

Other taxes:                                         1,656       1,517     (139)
                                                   -------     -------    -----
Estate tax                                             895         752     (143)
Gift tax                                                 3           0       (3)
Real property gains tax                                  1           0       (1)
Real estate transfer tax                               730         739        9
Pari-mutuel taxes                                       26          25       (1)
Other taxes                                              1           1        0

Total Taxes                                         48,495      52,532    4,037
                                                   -------     -------    -----

Miscellaneous receipts                              15,860      17,552    1,692
                                                   -------     -------    -----

Federal grants                                      36,221      36,424      203
                                                   -------     -------    -----

Total                                              100,576     106,508    5,932
                                                   =======     =======    =====

----------
Source: NYS DOB

                               GAAP FINANCIAL PLAN
                                  GENERAL FUND
                             2004-2005 and 2005-2006
                              (millions of dollars)

                                                2004-2005
                                               Preliminary   2005-2006
                                                 Actuals      Enacted    Change
                                               -----------   ---------   ------
Receipts:
Taxes:
      Personal income tax                         20,001       20,594       593
      User taxes and fees                          8,900        8,625      (275)
      Business taxes                               4,174        4,300       126
      Other taxes                                    874          798       (76)
Miscellaneous receipts                             4,445        4,042      (403)
Federal grants                                        11            4        (7)
                                                  ------       ------    ------
      Total revenues                              38,405       38,363       (42)
                                                  ======       ======    ======

Expenditures:
Grants to local governments                       32,255       34,033     1,778
State operations                                  10,248       10,603       355
General State charges                              3,156        3,447       291
Debt service                                          24           25         1
Capital projects                                       0            0         0
                                                  ------       ------    ------
      Total expenditures                          45,683       48,108     2,425
                                                  ======       ======    ======

Other financing sources (uses):
Transfers from other funds                        12,597       13,421       824
Transfers to other funds                          (4,983)      (5,041)      (58)
Proceeds from financing arrangements/
   advance refundings                                634          971       337
                                                  ------       ------    ------
      Net other financing sources (uses)           8,248        9,351     1,103
                                                  ======       ======    ======

(Excess) deficiency of revenues
   and other financing sources
   over expenditures and other
   financing uses                                    970         (394)   (1,364)
                                                  ======       ======    ======

Accumulated Surplus                                  689          295
                                                  ======       ======
----------
Source: NYS DOB

                               GAAP FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2005-2006
                              (millions of dollars)

                                                     Special    Capital    Debt
                                           General   Revenue   Projects   Service    (MEMO)
                                             Fund     Funds      Funds     Funds     Total
                                           -------   -------   --------   -------   -------
Revenues:
Taxes                                       34,317     5,840     1,859     10,058    52,074
Patient fees                                     0         0         0        326       326
Miscellaneous revenues                       4,042     5,876       312         23    10,253
Federal grants                                   4    36,382     1,850          0    38,236
                                            ------    ------     -----     ------   -------
      Total revenues                        38,363    48,098     4,021     10,407   100,889
                                            ======    ======     =====     ======   =======

Expenditures:
Grants to local governments                 34,033    42,745     1,269          0    78,047
State operations                            10,603     1,714         0         26    12,343
General State charges                        3,447       299         0          0     3,746
Debt service                                    25         0         0      3,038     3,063
Capital projects                                 0         2     3,336          0     3,338
                                            ------    ------     -----     ------   -------
      Total expenditures                    48,108    44,760     4,605      3,064   100,537
                                            ======    ======     =====     ======   =======

Other financing sources (uses):
Transfers from other funds                  13,421       289       242      5,241    19,193
Transfers to other funds                    (5,041)   (3,712)     (981)   (12,565)  (22,299)
Proceeds of general obligation bonds             0         0       276          0       279
Proceeds from financing arrangements/
advance refundings                             971         0       934          0     1,905
                                            ------    ------     -----     ------   -------
      Net other financing sources (uses)     9,351    (3,423)      474     (7,324)     (922)
                                            ======    ======     =====     ======   =======

(Excess) deficiency of revenues
   and other financing sources
   over expenditures and other
   financing uses                             (394)      (85)     (110)        19      (570)
                                            ======    ======     =====     ======   =======

----------
Source: NYS DOB

                               CASH FINANCIAL PLAN
                      HEALTH CARE REFORM ACT RESOURCES FUND
                             2004-2005 AND 2005-2006
                              (millions of dollars)

                                                    2004-2005   2008-2006   Annual
                                                     Actual      Enacted    Change
                                                    ---------   ---------   ------
Opening fund balance                                    430         164       (266)
                                                      =====       =====      =====

Receipts:
Cigarette taxes                                         573         561        (12)
Miscellaneous receipts                                3,273       5,194      1,921
                                                      -----       -----      -----
      Total receipts                                  3,846       5,755      1,909
                                                      =====       =====      =====

Disbursements:
Hospital Indigent Care Fund                             831         853         22
Professional Education/Graduate Medical Education       452         353        (99)
Elderly Pharmaceutical Insurance Coverage (EPIC)        462         570        108
Child Health Plus (CHP)                                 301         349         48
Family Health Plus (FHP)                                302         455        153
Workforce Recruitment and Retention                     306         416        110
Public Health                                           101         142         41
Mental Health                                            91          88         (3)
Roswell Park Cancer Institute                            78          78          0
Physician Excess Medical Malpractice                     55          49         (6)
Transfer To Medicaid:
      Pharmacy Costs                                    396       1,232        836
      Physician Costs                                    85          85          0
      Health Insurance Demonstration Project             39          69         30
      Supplemental Medical Insurance                     68          68          0
      All Other Medicaid                                243         399        156
All Other                                               302         359         57
                                                      -----       -----      -----
      Total disbursements                             4,112       5,565      1,453
                                                      =====       =====      =====

Change in fund balance                                 (266)        190        456
                                                      =====       =====      =====

Closing fund balance                                    164         354        190
                                                      =====       =====      =====

----------
Source: NYS DOB

                               CASH FINANCIAL PLAN
                      HEALTH CARE REFORM ACT RESOURCES FUND
                         2005-2006 THROUGH JUNE 30,2007
                              (millions of dollars)

                                                                      2007-2008
                                                                        April
                                            2005-2006   2006-2007   Through June
                                             Enacted    Projected     Projected
                                            ---------   ---------   ------------
Opening fund balance                            164         354           30
                                              =====       =====          ===
Receipts:
Cigarette taxes                                 561         579          158
Miscellaneous receipts                        5,194       3,639          656
                                              -----       -----          ---
      Total receipts                          5,755       4,218          814
                                              =====       =====          ===

Disbursements:
Hospital Indigent Care Fund                     853         853          276
Professional Education/Graduate Medical
   Education                                    353         390          135
Elderly Pharmaceutical Insurance Coverage
   (EPIC)                                       570         654            0
Child Health Plus (CHP)                         349         369           97
Family Health Plus (FHP)                        426         517            0
Workforce Recruitment and Retention             416         416            0
Public Health                                   142         141           36
Mental Health                                    88          87           22
Roswell Park Cancer Institute                    78          78           20
Physician Excess Medical Malpractice             49          65           16
Transfer To Medicaid:
      Pharmacy Costs                          1,261          79            0
      Physician Costs                            85          85            0
      Health Insurance Demonstration
         Project                                 69          69            0
      Supplemental Medical Insurance             68          68            0
      All Other Medicaid                        399         260            0
All Other                                       359         411           72
                                              -----       -----          ---
      Total disbursements                     5,565       4,542          674
                                              =====       =====          ===

Change in fund balance                          190        (324)         140
                                              =====       =====          ===

Closing fund balance                            354          30          170
                                              =====       =====          ===

----------
Source: NYS DOB

                                    CASH FLOW
                      HEALTH CARE REFORM ACT RESOURCES FUND
                                    2005-2006
                              (millions of dollars)

                                               First         Second        Third         Fourth
                                              Quarter       Quarter       Quarter       Quarter        Total
                                            (Projected)   (Projected)   (Projected)   (Projected)   (Projected)
                                            -----------   -----------   -----------   -----------   -----------
Opening fund balance                            164           132            153           938           164
                                                ===           ===          =====         =====         =====

Receipts:
Cigarette taxes                                 147           141            141           132           561
Miscellaneous receipts                          538           702          2,569         1,385         5,194
                                                ---           ---          -----         -----         -----
     Total receipts                             685           843          2,710         1,517         5,755
                                                ===           ===          =====         =====         =====

Disbursements:
Hospital Indigent Care Fund                     285           212            214           142           853
Professional Education/Graduate Medical
   Education                                    129            72             75            77           353
Elderly Pharmaceutical Insurance Coverage
   (EPIC)                                         0             0            229           341           570
Child Health Plus (CHP)                         116            44            110            79           349
Family Health Plus (FHP)                          0            88            178           160           426
Workforce Recruitment and Retention              24           120            152           120           416
Public Health                                    38            13             44            47           142
Mental Health                                    29             0             29            30            88
Roswell Park Cancer Institute                    26             0             24            28            78
Physician Excess Medical Malpractice              0             0             49             0            49
Transfer To Medicaid:
      Pharmacy Costs                              0           148            402           711         1,261
      Physician Costs                             0            27             53             5            85
      Health Insurance Demonstration
         Project                                  0            17             35            17            69
      Supplemental Medical Insurance              0             0             34            34            68
      All Other Medicaid                          0            27            144           228           399
All Other                                        70            54            153            82           359
                                                ---           ---          -----         -----         -----
      Total disbursements                       717           822          1,925         2,101         5,565
                                                ===           ===          =====         =====         =====

Change in fund balance                          (32)           21            785          (584)          190
                                                ===           ===          =====         =====         =====

Closing fund balance                            132           153            938           354           354
                                                ===           ===          =====         =====         =====

----------
Source: NYS DOB

                         CASH DISBURSEMENTS BY FUNCTION
                                  GENERAL FUND
                             (thousands of dollars)

                                                         2004-2005
                                                          Adjusted   2005-2006    Annual
                                                          Actuals     Enacted     Change
                                                         ---------   ---------   -------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                      42,384      48,103     5,719
Alcoholic Beverage Control                                       0           0         0
Banking Department                                               0         250       250
Consumer Protection Board                                      315           0      (315)
Economic Development, Department of                         38,683      37,199    (1,484)
Empire State Development Corporation                         3,682      80,598    76,916
Energy Research and Development Authority                        0           0         0
Housing Finance Agency                                           0      74,010    74,010
Housing and Community Renewal, Division of                  67,895           0   (67,895)
Insurance Department                                             0           0         0
Olympic Regional Development Authority                       9,050      50,834    41,784
Public Service, Department of                                    0       7,350     7,350
Science, Technology and Academic Research, Office of        44,950           0   (44,950)
                                                         ---------   ---------   -------
   Functional Total                                        206,959     298,344    91,385
                                                         ---------   ---------   -------

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                       4,271       4,408       137
Environmental Conservation, Department of                  111,359     115,872     4,513
Environmental Facilities Corporation                             0           0         0
Parks, Recreation and Historic Preservation, Office of     106,659     109,348     2,689
                                                         ---------   ---------   -------
   Functional Total                                        222,289     222,289     7,339
                                                         ---------   ---------   -------

TRANSPORTATION
Motor Vehicles, Department of                                4,244           0    (4,244)
Thruway Authority                                                0           0         0
Transportation, Department of                              113,408     108,140    (5,268)
                                                         ---------   ---------   -------
   Functional Total                                        117,652     108,140    (9,512)
                                                         ---------   ---------   -------

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of              717           0      (717)
Aging, Office for the                                       66,237      79,013    12,776
Children and Family Services, Office of                  1,319,397   1,436,930   117,533
Health, Department of                                    8,264,088   8,316,976    58,888
                                                         ---------   ---------   -------
   Medical Assistance                                    7,461,096   7,445,597   (15,499)
   Medicaid Administration                                 115,975     119,950     3,975
   All Other                                               687,017     751,429    64,412
Human Rights, Division of                                   13,492      13,142      (350)
Labor, Department of                                         9,182      16,176     6,994
Prevention of Domestic Violence, Office of                   2,697       2,415      (282)

----------
To provide a comparable basis for calculating annual change, the 2004-05 amounts have been increased for Medicaid spending to comply with Federal policy changes related to certain county shares adjustments ($508 million).

                         CASH DISBURSEMENTS BY FUNCTION
                                  GENERAL FUND
                             (thousands of dollars)

                                                               2004-2005
                                                                Adjusted     2005-2006    Annual
                                                                 Actuals      Enacted     Change
                                                               ----------   ----------   ---------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of                  1,516,738    1,451,257     (65,530)
                                                               ----------   ----------   ---------
      Welfare Assistance                                        1,135,586    1,000,969    (134,599)
      Welfare Administration                                      304,281      371,550      67,269
      All Other                                                    76,938       78,738       1,800
Welfare Inspector General, Office of                                  674          754          80
Workers' Compensation Board                                             0            0           0
                                                               ----------   ----------   ---------
      Functional Total                                         11,193,271   11,316,663     123,392
                                                               ----------   ----------   ---------

MENTAL HEALTH
Mental Health, Office of                                        1,334,032    1,337,781       3,749
Mental Hygiene. Department of                                           0            0           0
Mental Retardation and Developmental Disabilities, Office of      860,922      831,992     (28,930)
Alcohol and Substance Abuse Services, Office of                   298,962      298,127        (834)
Developmental Disabilities Planning Council                             0            0           0
Quality of Care for the Mentally Disabled, Commission on            2,861        4,263       1,402
                                                               ----------   ----------   ---------
      Functional Total                                          2,496,776    2,472,163     (24,613)
                                                               ----------   ----------   ---------

PUBLIC PROTECTION
Capital Defenders Office                                           11,335       10,916        (489)
Correction, Commission of                                           2,511        2,510          (1)
Correctional Services, Department of                            2,057,270    1,995,345     (61,925)
Crime Victims Board                                                 2,794        3,314         520
Criminal Justice Services, Division of                             88,398      106,592      18,194
Homeland Security                                                   6,968        5,219      (1,749)
Investigation, Temporary State Commission of                        3,151        3,463         312
Judicial Commissions                                                2,647        2,703          56
Military and Naval Affairs, Division of                            28,892       26,167      (2,725)
Parole, Division of                                               175,770      183,489       7,719
Probation and Correctional Alternatives, Division of               68,903       78,596       9,693
Public Security, Office of                                              0            0           0
State Police, Division of                                         331,811      352,235      20,424
                                                               ----------   ----------   ---------
      Functional Total                                          2,780,450    2,770,549      (9,901)
                                                               ----------   ----------   ---------

EDUCATION
Arts, Council on the                                               44,758       42,705      (2,053)
City University of New York                                       753,615      928,826     175,211
Education, Department of                                       14,170,210   15,212,855   1,042,645
                                                               ----------   ----------   ---------
      School Aid                                               12,759,113   13,623,270     864,157
      STAR Property Tax Relief                                          0            0           0
      Handicapped                                                 835,884      908,473      72,589
      All Other                                                   575,213      681,112     105,899
Higher Education Services Corporation                             928,159      889,478     (38,681)
State University Construction Fund                                      0            0           0
State University of New York                                    1,273,698    1,359,162      85,464
                                                               ----------   ----------   ---------
      Functional Total                                         17,170,440   18,433,026   1,262,586
                                                               ==========   ==========   =========

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been increased for Medicaid spending to comply with Federal policy changes related to certain county shares adjustments ($508 million).

                         CASH DISBURSEMENTS BY FUNCTION
                                  GENERAL FUND
                             (thousands of dollars)

                                             2004-2005
                                             Adjusted     2005-2006     Annual
                                              Actuals      Enacted      Change
                                             ---------   ----------   ----------

GENERAL GOVERNMENT
Audit and Control, Department of               156,540      167,367      10,827
Budget, Division of the                         24,689       28,185       3,496
Civil Service, Department of                    21,658       24,199       2,541
Elections, State Board of                        3,374        3,594         220
Employee Relations, Office of                    3,215        3,580         365
Executive Chamber                               13,521       15,480       1,959
General Services, Office of                    121,141      148,686      27,545
Inspector General, Office of                     4,136        4,579         443
Law, Department of                             114,458      125,637      11,179
Lieutenant Governor, Office of the                 378          485         107
Lottery, Division of                                 0            0           0
Racing and Wagering Board, State                     0            0           0
Real Property Services, Office of               20,837       21,197         360
Regulatory Reform, Governor's Office of          3,458        3,554          96
State Labor Relations Board                      3,394        3,357         (37)
State, Department of                            16,375       20,523       4,148
Tax Appeals, Division of                         2,781      306,876     304,095
Taxation and Finance, Department of            309,622        2,994    (306,628)
Technology, Office for                          20,212       20,076        (136)
TSC Lobbying                                     1,034          909        (125)
Veterans Affairs, Division of                   10,235       12,089       1,854
                                            ----------   ----------   ---------
      Functional Total                         851,058      913,367      62,309
                                            ----------   ----------   ---------

ALL OTHER CATEGORIES

Legislature                                    206,711      206,672         (39)
Judiciary (excluding fringe benefits)        1,356,498    1,392,500      36,002
World Trade Center                                   0            0           0
Local Government Assistance                    969,352    1,028,900      59,548
Long-Term Debt Service                       1,730,861    1,666,548     (64,313)
Capital Projects                               197,293      228,597      31,304
General State Charges/Miscellaneous          4,627,469    5,142,286     514,817
                                            ----------   ----------   ---------
      Functional Total                       9,088,184    9,665,503     577,319
                                            ----------   ----------   ---------

TOTAL GENERAL FUND SPENDING                 44,127,079   46,207,383   2,080,304
                                            ==========   ==========   =========

----------
Source: NYS DOB

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been increased for Medicaid spending to comply with Federal policy changes related to certain county shares adjustments ($508 million).

                         CASH DISBURSEMENTS BY FUNCTION
                                   STATE FUNDS
                             (thousands of dollars)

                                                               2004-2005
                                                                Adjusted     2005-2006    Annual
                                                                 Actual       Enacted     Change
                                                               ----------   ----------   ---------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of                  1,577,445    1,547,289     (30,156)
                                                               ==========   ==========   =========
     Welfare Assistance                                         1,135,568    1,000,969    (134,599)
     Welfare Administration                                       304,281      371,550      67,269
     All Other                                                    137,598      174,770      37,147
Welfare Inspector General, Office of                                  674          754          80
Workers' Compensation Board                                       129,676      144,188      14,512
                                                               ----------   ----------   ---------
     Functional Total                                          16,255,461   18,438,372   1,915,911
                                                               ----------   ----------   ---------

MENTAL HEALTH
Mental Health, Office of                                        1,606,697    1,628,638      21,941
Mental Hygiene, Department of                                           0        4,800       4,800
Mental Retardation and Developmental Disabilities, Office of      951,343      936,748     (14,595)
Alcohol and Substance Abuse Services, Office of                   340,301      336,347      (3,954)
Developmental Disabilities Planning Council                             0            0           0
Quality of Care for the Mentally Disabled, Commission on            2,861        4,565       1,704
                                                               ----------   ----------   ---------
     Functional Total                                           2,901,202    2,911,098       9,896
                                                               ----------   ----------   ---------

PUBLIC PROTECTION
Capital Defenders Office                                           11,335       10,916        (419)
Correction, Commission of                                           2,511        2,510          (1)
Correctional Services, Department of                            2,237,651    2,184,850     (52,801)
Crime Victims Board                                                23,718       30,890       7,172
Criminal Justice Services, Division of                             97,934      130,803      32,869
Homeland Security                                                  17,880       20,143       2,263
Investigation, Temporary State Commission of                        3,288        3,652         364
Judicial Commissions                                                2,647        2,703          56
Military and Naval Affairs, Division of                            44,016       45,611       1,595
Parole, Division of                                               175,773      183,589       7,816
Probation and Correctional Alternatives, Division of               68,903       78,596       9,693
Public Security, Office of                                              0            0           0
State Police, Division of                                         472,177      511,980      39,803
                                                               ----------   ----------   ---------
     Functional Total                                           3,157,833    3,206,243      48,410
                                                               ----------   ----------   ---------

EDUCATION
Arts, Council on the                                               44,758       43,405      (1,353)
City University of New York                                       978,988    1,451,318     472,330
Education, Department of                                       19,605,955   20,743,413   1,137,458
                                                               ----------   ----------   ---------
     School Aid                                                15,049,065   15,829,014     779,949
     STAR Property Tax Relief                                   3,058,940    3,222,000     163,060
     Handicapped                                                  835,884      908,473      72,589
     All Other                                                    662,066      783,926     121,860
Higher Education Services Corporation                             998,350    1,029,192      30,842
State University Construction Fund                                  9,139       10,480       1,341
State University of New York                                    4,558,232    4,868,832     320,000
                                                               ----------   ----------   ---------
     Functional Total                                          26,195,422   28,156,640   1,961,216
                                                               ----------   ----------   ---------

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.

                         CASH DISBURSEMENTS BY FUNCTION
                                   STATE FUNDS
                             (thousands of dollars)

                                            2004-2005
                                            Adjusted     2005-2006     Annual
                                             Actual       Enacted      Change
                                           ----------   ----------   ----------
GENERAL GOVERNMENT
Audit and Control, Department of              211,261      247,988       36,727
Budget, Division of the                        32,214       43,399       11,185
Civil Service, Department of                   22,408       25,199        2,791
Elections, State Board of                       3,374        3,594          220
Employee Relations, Office of                   3,231        3,768          537
Executive Chamber                              13,521       15,580        2,059
General Services, Office of                   211,609      242,312       30,703
Inspector General, Office of                    5,082        6,017          935
Law, Department of                            153,069      164,656       11,587
Lieutenant Governor, Office of the                378          485          107
Lottery, Division of                          175,823      177,264        1,441
Racing and Wagering Board, State               14,656       17,902        3,246
Real Property Services, Office of              47,492       51,299        3,807
Regulatory Reform, Governor s Office of         3,458        3,554           96
State Labor Relations Board                     3,394        3,943          549
State, Department of                           61,523      156,188       94,665
Tax Appeals, Division of                        2,781        2,994          213
Taxation and Finance, Department of           343,692      343,506         (186)
Technology, Office for                         20,212       20,076         (136)
TSC Lobbying                                    1,273        1,376          103
Veterans Affairs, Division of                  10,235       12,089        1,854
                                           ----------   ----------   ----------
   Functional Total                         1,340,686    1,543,189      202,503
                                           ----------   ----------   ----------

ALL OTHER CATEGORIES
Legislature                                   206,711      207,622          911
Judiciary (excluding fringe benefits)       1,503,555    1,618,566      115,011
World Trade Center                                  0            0            0
Local Government Assistance                   959,352    1,028,900       59,548
Long-Term Debt Service                      3,788,884    3,842,725       53,841
General State Charges/Miscellaneous         4,254,797    5,094,826      840,029
GAAP/Other Adjustments                       (937,000)  (2,534,000)  (1,597,000)
                                           ----------   ----------   ----------
   Functional Total                         9,786,299    9,258,639     (527,660)
                                           ----------   ----------   ----------

TOTAL STATE FUNDS SPENDING                 65,404,616   70,273,400    4,868,784
                                           ==========   ==========   ==========

----------
Source: NYS DOB

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.

                         CASH DISBURSEMENTS BY FUNCTION
                                   STATE FUNDS
                             (thousands of dollars)

                                                          2004-2005
                                                          Adjusted     2005-2006     Annual
                                                           Actual       Enacted      Change
                                                         ----------   ----------   ---------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                       67,055       77,099      10,044
Alcoholic Beverage Control                                    9,992       11,471       1,479
Banking Department                                           57,375       80,566      23,191
Consumer Protection Board                                     2,193        2,575         382
Economic Development, Department of                         294,773      329,144      34,371
Empire State Development Corporation                         32,970      270,798     237,828
Energy Research and Development Authority                    26,135       26,006        (129)
Housing Finance Agency                                            0            0           0
Housing and Community Renewal, Division of                  183,935      201,325      17,390
Insurance Department                                        121,655      149,444      27,789
Olympic Regional Development Authority                        9,282        7,750      (1,532)
Public Service, Department of                                49,268       55,395       6,127
Science, Technology and Academic Research, Office of         50,547       67,834      17,287
                                                         ----------   ----------   ---------
   Functional Total                                         905,180    1,279,407     374,227
                                                         ----------   ----------   ---------

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                        4,271        4,408         137
Environmental Conservation, Department of                   564,405      785,269     220,864
Environmental Facilities Corporation                         14,653       12,664      (1,989)
Parks, Recreation and Historic Preservation, Office of      201,134      244,728      43,594
                                                         ----------   ----------   ---------
   Functional Total                                         784,463    1,047,069     262,606
                                                         ----------   ----------   ---------

TRANSPORTATION
Motor Vehicles, Department of                               199,277      255,630      56,403
Thruway Authority                                             1,473        4,000       2,527
Transportation, Department of                             3,610,370    4,173,113     562,743
                                                         ----------   ----------   ---------
   Functional Total                                       3,811,070    4,432,743     621,673
                                                         ----------   ----------   ---------

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of               859            0        (859)
Aging, Office for the                                        66,238       82,074      15,836
Children and Family Services, Office of                   1,335,412   1,474,7668     139,256
Health, Department of                                    13,304,458   15,075,307   1,770,849
                                                         ----------   ----------   ---------
   Medical Assistance                                    10,085,068   11,725,847   1,640,779
   Medicaid Administration                                  115,975      119,950       3,975
   All Other                                              3,103,415    3,229,510     126,095
Human Rights, Division of                                    13,492       13,148        (344)
Labor, Department of                                         91,510       98,499       6,989
Prevention of Domestic Violence, Office of                    2,697        2,445        (252)

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                                          2004-2005
                                                          Adjusted     2005-2006     Annual
                                                           Actual       Enacted      Change
                                                         ----------   ----------   ---------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                       77,489       92,639      15,150
Alcoholic Beverage Control                                   10,016       11,471       1,455
Banking Department                                           57,375       80,566      23,191
Consumer Protection Board                                     2,193        2,575         382
Economic Development, Department of                         294,849      329,489      34,640
Empire State Development Corporation                         32,970      270,798     237,828
Energy Research and Development Authority                    26,135       26,006        (129)
Housing Finance Agency                                            0            0           0
Housing and Community Renewal, Division of                  246,400      237,600      (8,800)
Insurance Department                                        121,655      149,444      27,789
Olympic Regional Development Authority                        9,282        7,750      (1,532)
Public Service, Department of                                50,374       56,800       6,426
Science, Technology and Academic Research, Office of         54,675       73,495      18,784
                                                         ----------   ----------   ---------
   Functional Total                                         983,413    1,338,597     355,184
                                                         ----------   ----------   ---------

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                        4,847        4,758         (89)
Environmental Conservation, Department of                   752,331      968,063     215,732
Environmental Facilities Corporation                         14,653       12,664      (1,989)
Parks, Recreation and Historic Preservation, Office of      207,308      250,000      42,692
                                                         ----------   ----------   ---------
   Functional Total                                         979,139    1,235,485     256,346
                                                         ----------   ----------   ---------

TRANSPORTATION
Motor Vehicles, Department of                               213,422      281,335      67,913
Thruway Authority                                             1,473        4,000       2,527
Transportation, Department of                             5,219,130    5,735,736     516,606
                                                         ----------   ----------   ---------
   Functional Total                                       5,434,025    6,021,071     587,046
                                                         ----------   ----------   ---------

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of             1,124            0      (1,124)
Aging, Office for the                                       174,414      185,763      11,349
Children and Family Services, Office of                   3,126,575    3,095,010     (31,565)
Health, Department of                                    34,739,253   36,630,384   1,891,131
                                                         ----------   ----------   ---------
   Medical Assistance                                    29,862,681   31,592,054   1,729,373
   Medicaid Administration                                  565,309      589,500      24,191
   All Other                                              4,311,263    4,448,830     137,567
Human Rights, Division of                                    14,692       15,119         427
Labor, Department of                                        621,191      676,736      55,545
Prevention of Domestic Violence, Office of                    2,805        2,445        (360)

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                                              2004-2005
                                                              Adjusted     2005-2006     Annual
                                                               Actual       Enacted      Change
                                                             ----------   ----------   ---------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of                4,359,329    4,678,874     319,545
                                                             ----------   ----------   ---------
      Welfare Assistance                                      3,133,225    3,312,576     179,351
      Welfare Administration                                    304,281      371,550      67,269
      All Other                                                 921,823      994,748      72,925
Welfare Inspector General, Office of                              1,031        1,184         153
Workers' Compensation Board                                     132,004      144,954      12,950
                                                             ----------   ----------   ---------
   Functional Total                                          43,172,418   45,430,469   2,258,051
                                                             ----------   ----------   ---------

MENTAL HEALTH
Mental Health, Office of                                      2,191,230    2,240,056      48,826
Mental Hygiene, Department of                                     1,739        4,800       3,061
Mental Retardation and Development Disabilities, Office of    2,820,474    2,906,993      86,519
Alcohol and Substance Abuse Services, Office of                 489,746      486,682      (3,064)
Developmental Disabilities Planning Council                       3,444        3,679         235
Quality of Care for the Mentally Disabled, Commission on         10,628       13,492       2,864
                                                             ----------   ----------   ---------
   Functional Total                                           5,517,261    5,655,702     138,441
                                                             ----------   ----------   ---------

PUBLIC PROTECTION
Capital Defenders Office                                         11,335       10,916        (419)
Correction, Commission of                                         2,527        2,610         (17)
Correctional Services, Department of                          2,252,305    2,244,388      (7,917)
Crime Victims Board                                              61,521       62,678         957
Criminal Justice Services, Division of                          345,932      468,964     123,032
Homeland Security                                                17,880       21,743       3,863
Investigation, Temporary State Commission of                      3,288        3,652         364
Judicial Commissions                                              2,647        2,703          56
Military and Naval Affairs, Division of                         108,240      144,950      36,710
Parole, Division of                                             180,063      184,789       4,726
Probation and Correctional Alternatives, Division of             68,908       78,596       9,688
Public Security, Office of                                            0            0           0
State Police, Division of                                       485,987      515,866      29,879
                                                             ----------   ----------   ---------
   Functional Total                                           3,540,633    3,741,555     200,922
                                                             ----------   ----------   ---------

EDUCATION
Arts, Council on the                                             45,466       44,134      (1,332)
City University of New York                                     978,988    1,451,318     472,330
Education, Department of                                     22,898,301   24,330,682   1,432,381
                                                             ----------   ----------   ---------
      School Aid                                             17,580,504   18,533,881     953,377
      STAR Property Tax Relief                                3,085,940    3,222,000     163,060
      Handicapped                                             1,413,453    1,579,373     165,920
      All Other                                                 845,404      995,428     150,024
Higher Education Services Corporation                         1,016,771    1,039,686      22,915
State University Construction Fund                                9,139       10,480       1,341
State University of New York                                  4,724,776    5,061,032     336,256
                                                             ----------   ----------   ---------
   Functional Total                                          29,673,441   31,937,332   2,263,891
                                                             ==========   ==========   =========

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                           2004-2007
                                            Adjusted     2005-2006      Annual
                                             Actual       Enacted       Change
                                          -----------   -----------   ----------
GENERAL GOVERNMENT
Audit and Control, Department of              211,261       247,988       36,727
Budget, Division of the                        32,214        43,399       11,185
Civil Service, Department of                   22,408        25,199        2,791
Elections, State Board of                       3,374       151,525      148,151
Employee Relations, Office of                   3,231         3,768          537
Executive Chamber                              13,521        15,580        2,059
General Services, Office of                   281,939       246,778       27,839
Inspector General, Office of                    5,082         6,017          935
Law, Department of                            176,635       186,945       12,310
Lieutenant Governor, Office of the                378           485          107
Lottery, Division of                          175,823       177,264        1,441
Racing and Wagering Board, State               14,656        17,902        3,246
Real Property Services, Office of              47,492        51,299        3,807
Regulatory Reform, Governor's Office of         3,458         3,554           96
State Labor Relations Board                     3,394         3,943          549
State, Department of                          116,456       236,223      119,767
Tax Appeals, Division of                        2,781         2,994          213
Taxation and Finance, Department of           343,791       343,784           (7)
Technology, Office for                         20,212        20,076         (136)
TSC Lobbying                                    1,273         1,376          103
Veterans Affairs, Division of                  11,198        13,520        2,322
                                          -----------   -----------   ----------
   Functional Total                         1,425,577     1,799,619      374,042
                                          -----------   -----------   ----------

ALL OTHER CATEGORIES
Legislature                                   206,711       207,622          911
Judiciary (excluding fringe benefits)       1,507,117     1,626,166      119,049
World Trade Center                          1,380,430       149,000   (1,231,430)
Local Government Assistance                   969,352     1,028,900       59,548
Long-Term Debt Service                      3,788,884     3,842,725       53,841
General State Charges/Miscellaneous         4,459,120     5,322,679      863,559
GAAP/Other Adjustments                       (937,000)   (2,834,000)  (1,897,000)
                                          -----------   -----------   ----------
   Functional Total                        11,374,614     9,343,092   (2,031,522)
                                          -----------   -----------   ----------

TOTAL ALL GOVERNMENTAL FUNDS SPENDING     102,100,521   106,502,922    4,402,401
                                          ===========   ===========   ==========

----------
Source: NYS DOB

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.

                         WORKFORCE IMPACT SUMMARY REPORT
                                    ALL FUNDS
                           2003-2004 THROUGH 2005-2006

                                               2003-2004     2004-2005     2005-06
                                                 Actual       Actual      Estimate
Major Agencies                                 (03/31/04)   (03/31/05)   (03/31/06)
--------------                                 ----------   ----------   ----------
Audit and Control                                 2,184         2,214       2,325
Children and Family Services                      3,834         3,730       3,754
Correctional Services                            30,599        31,101      31,383
Education                                         2,995         2,988       3,034
Environmental Conservation                        3,256         3,261       3,352
General Services                                  1,646         1,634       1,709
Health                                            5,802         5,854       5,962
Labor                                             4,075         4,065       3,953
Law                                               1,697         1,739       1,735
Mental Health                                    16,297        16,100      16,135
Mental Health Memo (1)                           16,297        16,100      16,735
Mental Retardation                               21,364        21,537      21,659
Mental Retardation Memo (1)                      21,364        21,537      22,859
Motor Vehicles                                    2,812         2,694       2,762
Parks, Recreation and Historic Preservation       1,578         1,612       1,566
Parole                                            2,072         2,011       2,069
State Police                                      5,448         5,642       5,713
Temporary and Disability Assistance               2,229         2,192       2,532
Taxation and Finance                              4,875         4,757       4,766
Transportation                                    9,631         9,597       9,475
Workers' Compensation Board                       1,518         1,523       1,539
   SUBTOTAL - Major Agencies                    123,912       124,251     125,423

All Other Agencies (Minor)                       11,437        11,429      12,041

SUBTOTAL                                        135,349       135,680     137,464

TOTAL                                           135,349       135,680     137,464

Universities and Off-Budget Agencies
City University                                  10,409        10,642      11,211
Industrial Exhibit Authority                         43            43          46
Roswell Park Cancer Institute                     1,996         2,280       2,280
State University Construction Fund                  106            98         125
State Insurance Fund                              2,637         2,656       2,665
State University                                 37,362        38,247      38,100

GRAND TOTAL                                     187,902       189,646     191,891

(1) Memo #'s are used to represent each agency's authorized fill, but are not counted in the total lines.

----------
Source: NYS DOB

                         WORKFORCE IMPACT SUMMARY REPORT
                                    ALL FUNDS
                           2003-2004 THROUGH 2005-2006

                                             2003-2004    2004-2005     2005-06
                                              Actual       Actual      Estimate
Major Agencies                              (03/31/04)   (03/31/05)   (03/31/06)
                                            ----------   ----------   ----------
Adirondack Park                                   62           63           59
Advocate for Disabled                             15           13            0
Aging                                            126          119          135
Agriculture and Markets                          508          546          558
Alcoholism and Substance Abuse                   916          916          956
Alcoholic Beverage Control                       146          145          156
Arts Council                                      52           49           55
Banking                                          546          550          587
Budget                                           326          336          330
Capital Defender                                  59           57           59
Civil Service                                    571          563          575
Consumer Protection                               26           30           29
Correction Commission                             33           32           35
Quality of Care and Advocacy for Disabled         84           84          105
Criminal Justice Service                         706          686          692
Crime Victims                                     98           95          103
Deferred Compensation                              4            4            4
Economic Development                             215          212          215
Elections                                         42           38           47
Employee Relations                                70           73           72
Environmental facilities Corporation             101           98           92
Executive Chamber                                143          145          153
Financial Control Board                           17           16           17
Higher Education Service                         715          678          725
Homeland Security                                 54           60           86
Housing and Community Renewal                    913          915          935
Hudson River Park Trust                            4            4            5
Human Rights                                     180          179          203
inspector General                                 66           60           68
Insurance                                        882          903          916
Interest on Lawyer Account                         8            8            9
Judicial Commissions                              27           28           28
Labor Management Committees                       51           52           53
Lieutenant Governor                                4            4            5
Lottery                                          316          323          341
Military and Naval Affairs                       542          526          584
Northeastern Queens Nature and Historical          2            2            2
NYSTAR                                            29           29           30
Prevention of Domestic Violence                   30           28           33
Probation and Correctional Alternatives           31           32           28
Public Service                                   530          530          545
Racing and Wagering                              110          123          135
Real Property Services                           398          386          401
Regulatory Reform                                 35           36           36
State Labor Relations Board                       38           32           37
State                                            779          810          853
Tax Appeals                                       29           30           31
Technology                                       623          598          699
TSC Investigation                                 27           30           31
TSC Lobbying                                      18           18           18
Veteran Affairs                                  111          104          113
Welfare inspector General                         10           10           10
Wireless Network                                   9           21           45

SUBTOTAL - Minor Agencies                     11,437       11,429       12,041

----------
Source: NYS DOB

                         WORKFORCE IMPACT SUMMARY REPORT
                                  GENERAL FUND
                           2003-2004 THROUGH 2005-2006

                                                2003-04     2004-2005    2005-2006
                                                Actual       Actual      Estimate
Major Agencies                                (03/31/04)   (03/31/05)   (03/31/06)
--------------                                ----------   ----------   ----------
Audit and Control                                 1,342        1,388        1,434
Children and Family Services                      3,254        3,139        3,110
Correctional Services                            29,917       30,428       30,079
Education                                           408          385          382
Environmental Conservation                        1,151        1,154        1,144
General Services                                  1,049        1,044        1,062
Health                                            2,086        2,099        2,073
Labor                                                11           11           16
Law                                               1,136        1,171        1,123
Mental Health                                    16,206       16,038       16,036
Mental Health Memo (1)                           16,206       16,038       16,212
Mental Retardation                               21,346       21,520       21,641
Mental Retardation Memo (1)                      21,346       21,520       22,841
Motor Vehicles                                       11            0            0
Parks, Recreation and Historic Preservation       1,324        1,341        1,282
Parole                                            2,072        2,011        2,069
State Police                                      4,940        5,088        5,113
Temporary and Disability Assistance                 482          463          463
Taxation and Finance                              4,840        4,720        4,342
SUBTOTAL - Major Agencies                        91,575       92,000       91,369

All Other Agencies (Minor)                        4,902        4,708        4,813

SUBTOTAL                                         96,477       96,708       96,182

TOTAL                                            96,477       96,708       96,182

Universities and Off-Budget Agencies
State University                                 22,241       22,650       22,600

GRAND TOTAL                                     118,718      119,358      118,782

(1) Memo #'s are used to represent each agency's authorized fill, but are not counted in the total lines.

----------
Source: NYS DOB

                         WORKFORCE IMPACT SUMMARY REPORT
                                  GENERAL FUND
                           2003-2004 THROUGH 2005-2006

                                              2003-04     2004-2005    2005-2006
                                              Actual       Actual      Estimate
Minor Agencies                              (03/31/04)   (03/31/05)   (03/31/06)
                                            ----------   ----------   ----------
Adirondack Park                                   62           63           59
Advocate for Disabled                             12            9            0
Aging                                             28           27           28
Agriculture and Markets                          367          366          387
Alcoholism and Substance Abuse                   823          821          850
Arts Council                                      45           41           47
Budget                                           305          317          297
Capital Defender                                  59           57           59
Civil Service                                    338          333          344
Consumer Protection                                8            8            0
Correction Commission                             33           32           35
Quality of Care and Advocacy for Disabled         34           32           46
Criminal Justice Service                         592          556          539
Crime Victims                                     62           61           64
Economic Development                             207          202          201
Elections                                         42           38           39
Employee Relations                                41           40           39
Executive Chamber                                143          145          153
Higher Education Service                           0            0            3
Homeland Security                                 23           26           42
Housing and Community Renewal                    349          377          333
Hudson River Park Trust                            4            4            5
Human Rights                                     180          179          203
Inspector General                                 54           50           51
Judicial Commissions                              27           28           28
Labor Management Committees                       51           52           53
Lieutenant Governor                                4            4            5
Military and Naval Affairs                       233          230          247
Northeastern Queens Nature and Historical          2            2            2
NYSTAR                                            29           29           30
Prevention of Domestic Violence                   30           28           33
Probation and Correctional Alternatives           26           26           24
Real Property Services                           147           14            0
Regulatory Reform                                 35           36           36
State Labor Relations Board                       38           32           37
State                                            188          170          201
Tax Appeals                                       29           30           31
Technology                                        98           92          105
TSC Investigation                                 27           30           31
TSC Lobbying                                      18           18           15
Veteran Affairs                                   99           93          101
Welfare Inspector General                         10           10           10

SUBTOTAL - Minor Agencies                      4,902        4,708        4,813

----------
Source: NYS DOB

Special Considerations

     Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the section entitled "Economics and Demographics," in this AIS.

     The State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance HCRA programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

     The Financial Plan projections assume that VLT revenues will be used to continue to finance the State's SBE program. The SBE program is part of the State's efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid. The State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding.

     As of the close of 2004-05, DOB projects balances in the State's general reserves to guard against unbudgeted risks will total $1.5 billion. The reserves include $872 million in the TSRF, $601 million in a new fiscal stability reserve fund, and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of 1 percent to five-tenths of 1 percent of spending. The Fund is at its statutory maximum balance of 2 percent and can only increase as the size of the budget increases.

     Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

Federal Issues

     An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

     In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

     It is unclear at this time what impact, if any, Federal actions may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                             Annual Information Statement Update, August 8, 2005

                  Update to Annual Information Statement (AIS)
                                State of New York
                                 August 8, 2005

     This quarterly update to the AIS of the State of New York is dated August 8, 2005 (the "AIS Update"), and contains information only through that date. It is the first quarterly update to the AIS of the State of New York, dated May 4, 2005. This AIS Update should be read in its entirety, together with the AIS issued in May.

     In this AIS Update, readers will find:

          1. Extracts from the First Quarterly Update to the 2005-06 Financial Plan (the "Updated Financial Plan"), which the Division of the Budget ("DOB") issued on August 1, 2005. The Updated Financial Plan includes (a) revised Financial Plan projections for fiscal years 2005-06, 2006-07, and 2007-08, (b) operating results for the first quarter of fiscal year 2005-06, (c) an updated economic forecast, (d), the Generally Accepted Accounting Principles
               (GAAP)-basis Financial Plan projections for 2005-06, and (e) a summary on debt and capital management. It is available on the DOB website, www.budget.state.ny.us.

          2. A discussion of special considerations related to the State Financial Plan for fiscal year 2005-06.

          3. A summary of GAAP-basis results for the 2004-05 fiscal year (the full statements are available on the State Comptroller's website, www.osc.state.ny.us).

          4.   Updated information regarding the State Retirement Systems.

          5. The status of significant litigation that has the potential to adversely affect the State's finances.

     DOB is responsible for organizing and presenting the information that appears in this AIS Update on behalf of the State. In preparing the AIS Update, DOB relies on information drawn from other sources, such as the Office of the State Comptroller ("OSC"). Information relating to matters described in the section entitled "Litigation" is furnished by the State Office of the Attorney General.

     During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in the AIS. Investors and other market participants should, however, refer to the AIS, as revised, updated, or supplemented, for the most current official information regarding the financial condition of the State.

     The State plans to issue updates to the AIS on a quarterly basis and may issue AIS supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an AIS update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS Update in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, AIS updates and AIS supplements by contacting Mr. Louis A. Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS Update with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas
MAC), has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized


                                  Update B-69

                             Annual Information Statement Update, August 8, 2005

Municipal Securities Information Repositories (NRMSIRs). An official copy of this AIS Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR.

Usage Notice

     The AIS Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

     An informational copy of this AIS Update is available on the DOB website (www.budget.state.ny.us). The availability of this AIS Update in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS Update on this website is not intended as a republication of the information therein on any date subsequent to its release date.

     Neither this AIS Update nor any portion thereof may be (i) included in a Preliminary Official Statement, Official Statement, or other offering document, or incorporated by reference in a Preliminary Official Statement, Official Statement, or other offering document unless DOB has expressly consented thereto following a written request to the State of New York, Division of the Budget, State Capitol, Albany, NY 12224 or (ii) considered to be continuing disclosure in connection with any offering unless a CDA relating to the series of bonds or notes has been executed by DOB. Any such use, or incorporation by reference, of this AIS Update or any portion thereof in a Preliminary Official Statement, Official Statement, or other offering document or continuing disclosure filing or incorporated by reference in any Preliminary Official Statement, Official Statement, or other offering document or continuing disclosure filing without such consent and agreement by DOB is unauthorized and the State expressly disclaims any responsibility with respect to the inclusion, intended use, and updating of this AIS Update if so misused.

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                                  Update B-70

                             Annual Information Statement Update, August 8, 2005

Update to the 2005-06 Financial Plan

     Note: DOB issued the Updated Financial Plan, extracts of which are set forth below, on August 1, 2005. The Updated Financial Plan noted that a planned restructuring of certain transportation-related debt had not been finalized. Since that time, the issues surrounding the restructuring have been resolved. Accordingly, the extracts that follow have omitted reference to these issues.

     The Updated Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained therein.

     The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). The Financial Plan tables sort all State projections and results by fund and category. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund --the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is required to be balanced, the focus of the State's budget discussion is often weighted toward the General Fund.

     The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds ("All Funds"), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State.

     Fund types of the State include: the General Fund; State special revenue funds (SRFs), which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal SRFs, which receive Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

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                                  Update B-71

                             Annual Information Statement Update, August 8, 2005

INTRODUCTION

     DOB has revised the 2005-06 Financial Plan based on (a) actual operating results through the first quarter of the 2005-06 fiscal year, (b) an updated economic forecast, and (c) a review of program trends. Except where noted, the Financial Plan information herein is presented on a cash basis of accounting, in accordance with the State Constitution and State Finance Law.

     In this AIS Update, readers will find:

..    An explanation of the first quarterly revisions to the 2005-06 Enacted
     Budget Financial Plan and updated projections for 2006-07 and 2007-08;

..    A revised economic forecast for the nation and State;

..    A review of first quarter revenue and spending results;

..    Updated monthly General Fund cash flow projections for 2005-06;

..    Revised GAAP projections;

..    A discussion of Financial Plan risks and reserves;

..    Updated 2005-06 receipts and disbursements estimates for programs budgeted as part of the Health Care Reform Act (HCRA); and,

..    Updated information on the State's debt measures.

     Financial Plan tables appear at the end of this Updated Financial Plan that summarize (a) the General Fund, State Funds, and All Funds Cash-basis Financial Plans, (b) the monthly General Fund cash flow projections, (c) the quarterly HCRA cash flow projections, (d) GAAP Financial Plans, (e) General Fund, State Funds, and All Funds spending by agency and major program, and (f) updates to State workforce totals.

     The current Financial Plan projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: business tax collections; calendar year economic results; year-end financial sector bonus income; periodic school aid database updates that affect the distribution of certain aid; and quarterly Medicaid and welfare cycle trend analyses. Historically, many of these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results that differ from the current projections.

     The Enacted Budget estimates cited in this Updated Financial Plan were originally published in the "2005-06 Enacted Budget Report," issued by DOB on April 18, 2005.

     Both this Updated Financial Plan and the Enacted Budget Report are available on-line at www.budget.state.ny.us or by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705.

EXECUTIVE SUMMARY

     In the Enacted Budget Financial Plan, DOB projected a balanced General Fund Financial Plan for the 2005-06 fiscal year (the "current year") and potential operating gaps in the range of $3.2 billion in 2006-07 and $4.1 billion in 2007-08. As updated for this first quarterly modification, DOB is projecting slightly improved operations in the current year, and gaps declining to $2.9 billion in 2006-07 and $3.9 billion in 2007-08. DOB believes that the


                                  Update B-72

                             Annual Information Statement Update, August 8, 2005

revenue forecast for the 2005-06 fiscal year is based on conservative assumptions, and that upward revisions to the forecast are possible as the year progresses. The table below summarizes the first quarterly revisions to the State's Financial Plan.

--------------------------------------------------------------------------------
                         General Fund Operating Forecast
                     Better/(Worse) -- (millions of dollars)
--------------------------------------------------------------------------------
                                                     2005-06   2006-07   2007-08
                                                     -------   -------   -------
Enacted Budget Surplus/(Gap)                             0     (3,167)   (4,126)

Revenue Results/New Forecast                           375        457       538
Medicaid/Health                                        (72)      (100)     (176)
State Police                                           (95)       (61)      (61)
School Aid                                              21        (28)       (7)
Mental Hygiene                                         (10)       (14)      (20)
All Other Spending Changes                             (86)       (84)     (112)
Postpone Asset Sales                                   (54)        54         0

(Increase Reserves)/Use in Outyears                    (79)        39        40

First Quarterly Update Surplus/(Gap)                     0     (2,904)   (3,924)
--------------------------------------------------------------------------------

First Quarter Spending Revisions

     DOB projects General Fund disbursements, including transfers to other funds, will now total $46.4 billion in 2005-06, an increase of $242 million over the Enacted Budget estimate. State Funds disbursements, which include spending financed from other state revenue sources as well as the General Fund, are projected to reach $70.5 billion in 2005-06, an increase of $179 million since budget enactment. All Funds spending, which includes Federal grants and is the broadest measure of the State budget, is projected to total $106.7 billion in 2005-06, up $148 million from the Enacted Budget forecast. The table below summarizes revisions to the 2005-06 All Funds spending plan.

--------------------------------------------------------------------------------
                     Summary of 2005-06 Disbursement Changes
                  Increase/(Decrease) -- (millions of dollars)
--------------------------------------------------------------------------------
                                          General Fund   State Funds   All Funds
                                          ------------   -----------   ---------
2005-06 Enacted Budget                       46,207        70,273       106,503

Medicaid/Health                                  72            84           186
State Police                                     95           109           109
Mental Hygiene                                   10            10            10
School Aid                                      (21)          (21)          (21)
State Board of Elections                          0             0          (114)
All Other Changes                                86            (3)          (22)
                                             ------        ------       -------
Subtotal                                        242           179           148

2005-06 First Quarterly Update               46,449        70,452       106,651
--------------------------------------------------------------------------------

General Fund

     Medicaid/Health: Continued strong utilization, medical price increases, and refinements to the Enacted Budget forecast account for the upward revisions. In addition, General Fund spending for public health programs is projected to modestly exceed the Enacted Budget forecast, reflecting stronger claiming by county health departments under the General Public Health Works program ($8 million annually), and the pace of grant awards to health care facilities under the HEAL NY program ($6 million in 2005-06 growing to $17 million in 2006-07). Slower projected growth in the State's Early Intervention program ($10 million annually) is expected to partially offset the growth in public health spending.


                                  Update B-73

                             Annual Information Statement Update, August 8, 2005

     State Police: DOB projects that labor settlements and arbitration awards with State Troopers, Officers, and Investigators will add $95 million in costs to the current fiscal year and $61 million annually in the two subsequent fiscal years. The Troopers and Officers settlement extends through the end of 2006-07, while the Investigators arbitration award covers the period through the end of 2004-05.

     Mental Hygiene: State Operations spending in the Office of Mental Health
(OMH) is expected to exceed Enacted Budget projections by $6 million, due mainly to increased spending for overtime and fixed costs (drugs and utilities). The Office of Mental Retardation and Developmental Disabilities (OMRDD) has also experienced unanticipated costs ($2 million in 2005-06) related to implementation of the employee fingerprinting initiative.

     School Aid: The modest spending revisions are based primarily on the latest (May 2005) school aid database update.

     All Other Changes: Spending for the State's Homeland Security program originally budgeted from SRFs is now expected to occur in the General Fund ($59 million). The spending will be fully financed by a redirection of cellular surcharge revenues to the General Fund, resulting in no impact on General Fund operations.

     Other revisions include the partial prepayment of certain 2006-07 pension liabilities ($10 million), increased State Operations costs for the State University of New York and the City University of New York ($7 million), and assistance grants for Erie County and the City of Buffalo totaling $10 million annually in each of 2006-07 and 2007-08, that are expected to be delivered through the newly created Erie County Fiscal Stability Authority.

All Funds

     Based on program experience to date, Federal aid related to implementation of the Federal Help America Vote Act is now expected in 2006-07, rather than in the current year as initially planned ($114 million). In addition, the Medicaid revisions in the General Fund produce a corresponding increase in Federal matching aid.

First Quarter Revenue Revisions

     General Fund receipts, including transfers from other funds, are now projected to total $46.3 billion in 2005-06, an increase of $321 million from the Enacted Budget estimate. The upward revision is primarily due to increases in the settlement portion of the Personal Income Tax (PIT). Downward revisions to the estimates for sales and the corporation and utilities taxes, based on collections to date, partially offset the income tax increase.

     All Funds tax receipts are projected to total nearly $52 billion in the current year, an increase of $194 million from Enacted Budget estimates. The change reflects the increases in the PIT estimate and decreases in the corporation and utilities and sales tax projections described above.

     DOB believes the revisions to the receipts forecast are conservative given positive results to date and, as a result, the potential exists for future positive changes to the revenue forecast. However, much of the increase in collections through June 2005 was in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, the corporate franchise tax and bank tax. Should the upward trend in these taxes continue to be positive, DOB expects to revise the receipts forecast upward in future updates.


                                  Update B-74

                             Annual Information Statement Update, August 8, 2005

--------------------------------------------------------------------------------
                       Summary of 2005-06 Receipt Changes
                  Increase/(Decrease) -- (millions of dollars)
--------------------------------------------------------------------------------
                                          General Fund   State Funds   All Funds
                                          ------------   -----------   ---------
2005-06 Enacted Budget *                     46,023        69,304       105,732

Personal Income Tax (including RBTF)            415           389           389
Sales Tax                                       (68)         (124)         (124)
Corporate & Utilities Taxes                     (60)          (62)          (62)
Miscellaneous Receipts                           83          (196)         (196)
Federal Grants                                    5             5           (16)
All Other Changes                               (54)          (10)           (9)
                                             ------        ------       -------
Net Change from Enacted Budget                  321             2           (18)

2005-06 First Quarterly Update               46,344        69,306       105,714
--------------------------------------------------------------------------------

     *Enacted Budge receipts have been adjusted to reflect changes to the reporting of the Refund Reserve transaction. See discussion in text.

PIT/Revenue Bond Tax Fund

     Compared to the Enacted Budget estimate, All Funds PIT receipts are projected to increase by 1.3 percent. The increase is primarily attributable to stronger-than-anticipated growth in estimated tax payments ($610 million) and higher payments on 2004 liability in the form of better-than-expected final and extended returns ($144 million). These increases are offset by a modest reduction in the estimates for withholding ($125 million), and higher refunds on 2004 liability paid in the current fiscal year ($241 million). Compared to 2004-05, All Funds PIT receipts are projected to increase by $2.6 billion or 9.4 percent, reflecting growth in withholding of $1 billion (4.5 percent), estimated taxes of $2 billion (28 percent) and higher refunds of $493 million (10.6 percent).

     Both the Financial Plan projections and reported actual results now reflect a new reporting format for the annual refund reserve transaction. The goal is to more accurately reflect the impact of the transaction on PIT receipts. Under the new format, the balances held in the refund reserve account will now be displayed distinctly as part of the General Fund opening and closing balances, not as refunds paid out of PIT receipts. For presentation purposes, money in the refund reserve is divided into two categories, general reserves and restricted balances. General reserves include money that the State can use for budget-balancing purposes. Restricted balances represent amounts that are set aside for existing liabilities, including the payment of tax refunds. The new format eliminates distorting the annual change in PIT receipts, more accurately reflects the actual amount of All Funds tax receipts, and presents a fairer picture of total General Fund resources. This presentation change has no impact on net results, and the Financial Plan tables herein reflect the new presentation.

Business Taxes

     Compared to the Enacted Budget, 2005-06 utility taxes collections in the General Fund are expected to decrease by $60 million, reflecting the decline in receipts in the business tax category. DOB has revised the estimate based on actual collections experience through June 2005. Higher than anticipated revenue losses resulting from the elimination of taxes on transmission and distribution of electric and gas utility services to nonresidential customers and on the commodity portion on the sale of energy (effective January 1, 2005) are responsible for the variance.

     Estimated General Fund tax receipts for 2005-06 for the corporate franchise, bank and insurance taxes remain unchanged from the Enacted Budget. Although receipts through June for the corporate and bank taxes reflect higher than expected audit and compliance receipts, it is not yet evident if underlying growth in liability will result in collections that exceed the Enacted Budget estimates. Higher than expected receipts from the premiums tax imposed on excess lines brokers under the Insurance Law is expected to compensate for downward revision to the 2005-06 insurance tax estimate.


                                  Update B-75

                             Annual Information Statement Update, August 8, 2005

User Taxes and Fees

     Projected General Fund sales and use taxes in 2005-06 have been reduced by $124 million from the Enacted estimate. Of this amount, $68 million represents a reduced sales and use tax estimate for the General Fund and $55 million as a reduced estimate of transfers to the General Fund from the Local Government Assistance Corporation (LGAC).

     On an All Funds basis, the receipts projection for user taxes and fees has been reduced by $131 million in 2005-06, based on collections experience to date for the sales and use tax and the cigarette tax.

Other Taxes

     All Funds and General Funds receipts estimates for other taxes are essentially unchanged for 2005-06. While the estate tax had an exceptional first quarter performance, this tax source is extremely volatile and more experience is typically required in making accurate revisions.

Miscellaneous Receipts

     General Fund miscellaneous receipts estimates have been increased by $83 million in 2005-06 compared to the Enacted Budget estimate. A portion of the revision is attributable to an increase in the receipts estimates for licenses and fees based on collections experience to date, and the remainder is due a redirection of cellular surcharge revenues to the General Fund to support Homeland Security.

ECONOMIC OUTLOOK

The National Economy

     Consistent with the Enacted Budget forecast, the national economy continued to grow at a pace well above its long-term trend growth rate at the beginning of 2005, following a very strong performance in 2004. Indeed, a suspected second quarter "soft patch" never materialized. The U.S. economy is expected to continue to exhibit solid growth of just above 3.0 percent for the remainder of this year. Meanwhile, rising oil prices appear to be slowly filtering through the economy as businesses successfully pass their energy related cost increases onto consumers, increasing overall inflation. Consequently, the DOB forecast for consumer inflation has been revised up to 3.1 percent for 2005, compared with the Enacted Budget forecast of 2.8 percent. However, no evidence of a long-term increase in inflationary expectations has emerged to date.

     The combination of above potential output growth and a generally stable outlook for inflation has permitted the Federal Reserve Board to continue on its "measured" course of monetary tightening. Since June 2004, the Federal Reserve has raised its Federal funds target rate by 25 basis points at each of the last nine meetings of the Federal Open Market Committee, bringing the rate up to 3.25 by mid July. Nevertheless, long-term interest rates remain low, and are projected to rise only gradually through the end of 2007. Low interest rates and a growing world economy are expected to maintain a favorable environment for both business investment and international trade. DOB's forecast for real U.S. Gross Domestic Product (GDP) is virtually unchanged from that presented with the Enacted Budget, with growth of 3.6 percent currently projected for 2005, followed by growth of 3.0 percent for 2006.

     Corporate profits from current production grew 15.7 percent in 2004, followed by additional growth of 15.4 percent in the first quarter of 2005 compared with the first quarter of 2004. Although strong profit growth has enabled firms to accelerate hiring, the recent pace of employment growth can best be described as moderate, typifying that of a mature economic expansion. DOB expects employment growth of 1.7 percent for 2005, following growth of 1.1 percent for 2004. The unemployment rate is projected to decline to 5.1 percent in 2005 from 5.5 percent in 2004. Consistent with a growing labor market and moderate inflationary pressure, wages and salaries are expected to grow 7.0 percent for 2005, following growth of 5.3 percent in 2004. Total personal income is expected to grow 6.6 percent for this year, following growth of 5.8 percent for 2004. Current projections for


                                  Update B-76

                             Annual Information Statement Update, August 8, 2005

personal income and wages for 2005 represent upward changes compared to the Enacted Budget, due largely to revisions to the underlying data by the Bureau of Economic Analysis for the fourth quarter of 2004.

     In light of recent events, terrorism remains an ongoing threat to the U.S. economy and, hence, the forecast. A benchmark oil price rose to a record $61 per barrel at the end of June. Since June 2003, oil prices have increased over 80 percent. Although the long-term outlook for inflation remains benign, high energy prices present a risk to domestic and global demand for goods and services and, therefore, economic growth. Lower global growth could result in lower than anticipated U.S. exports. In addition, the housing market is expected to gradually cool as long-term interest rates rise, with prices possibly falling in some areas. However, because of the importance of real estate wealth as a buttress for domestic consumption, a more sudden collapse of housing prices than anticipated could result in lower economic growth than expected. In contrast, better than expected economic conditions may encourage firms to invest more and hire more workers than expected, resulting in higher wages and higher consumption spending as well.

--------------------------------------------------------------------------------
                            Major Economic Indicators
--------------------------------------------------------------------------------
                                                              2004   2005   2006
                                                              ----   ----   ----
Gross Domestic Product (real)                                  4.4    3.6    3.0
Personal Income                                                5.8    6.6    6.0
Corporate Profits (with IVA and CCA)                          15.7   17.1    7.1
Consumer Price Index                                           2.7    3.1    2.8
--------------------------------------------------------------------------------

Note: Numbers above are percent changes, calendar year basis. Budget Division estimates are based on National Income and Product Account data through June 2005.

The New York State Economy

     The New York State economy continues to expand at a pace consistent with the Enacted Budget forecast. Above-trend national growth rates continue to buttress the New York economy, sustaining the recovery from the State's 2001-2003 recession that is estimated to have ended in August 2003. Since then, the State labor market has added 130,000 private sector jobs. DOB's projection for 2005 State employment growth is virtually unchanged from the Enacted Budget forecast, with total and private non-farm employment projected to grow 1.1 percent and 1.2 percent, respectively. The continued strengthening of the State economy will help to sustain the housing market in 2005, though the pace of growth observed in 2004 has already begun to cool. New York personal income is projected to rise 5.1 percent for 2005, while wage and salary growth is projected at 4.9 percent. Both are virtually unchanged from the Enacted Budget forecast.

     In addition to the risks associated with the national economic forecast, including those related to the housing market, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Rising interest rates tend to have a more negative impact on financial markets than on the economy as a whole and, therefore, disproportionately affect New York. Higher energy prices and global instability continue to loom large as risks to equity market performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2006. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, greater demand for financial market services and, hence, stronger income growth in that sector than expected.

--------------------------------------------------------------------------------
                            Major Economic Indicators
--------------------------------------------------------------------------------
                                                              2004   2005   2006
                                                              ----   ----   ----
Personal Income                                                6.0    5.1    5.6
Nonagricultural Employment                                     0.6    1.1    0.7
Unemployment Rate                                              5.8    5.0    5.2
--------------------------------------------------------------------------------

Note: Numbers above are percent changes for personal income and nonagricultural employment and percents for the unemployment rate, calendar year basis. Data for 2005 and 2006 are projected by DOB. Source: U.S. Bureau of Economic Analysis, NYS Department of Labor, DOB staff estimates.


                                  Update B-77

                             Annual Information Statement Update, August 8, 2005

FIRST QUARTER OPERATING RESULTS

     The General Fund ended the first quarter of fiscal year 2005-06 with a balance of $4 billion, $536 million below the Enacted Budget estimate. A combination of $148 million in lower receipts and $388 million in higher spending in comparison to the Enacted forecast produced the lower balance. DOB believes these variances are due to timing-related factors, and that underlying trends indicate the State will end 2005-06 with slightly improved results compared to the Enacted Budget.

--------------------------------------------------------------------------------
              Cumulative Year-to-Date Results, 2005-06 Fiscal Year
         General Fund Preliminary Actual Results vs. Enacted Projections
                                   (millions)
--------------------------------------------------------------------------------
                                June Y-T-D Preliminary   Favorable/(Unfavorable)
                                    Actual Results               Variance
                                ----------------------   -----------------------
General Fund Receipts                   13,239                    (148)
General Fund Disbursements              11,778                    (388)
Closing Fund Balance                     4,007                    (536)
--------------------------------------------------------------------------------

     Through June 2005, General Fund receipts, including transfers from other funds, totaled $13.2 billion, which was $148 million below the Enacted Budget forecast. This variance is primarily attributable to a somewhat weaker than expected PIT settlement for 2004 liabilities ($258 million), partially offset by higher receipts from business taxes ($60 million) and real estate transfer taxes ($35 million).

     General Fund disbursements, including transfers to other funds, totaled $11.8 billion, approximately $388 million higher than the Enacted Budget projection. Higher spending for Local Assistance ($281 million), State Operations ($63 million), and General State Charges ($95 million) was partially offset by lower debt service spending ($79 million).

CASH FLOW

     DOB projects quarterly balances of $4.3 billion at the end of September 2005 (the close of the second quarter of the fiscal year), $2.5 billion at the end of December 2005, and $2.4 billion at the end of the 2005-06 fiscal year (March 31, 2006). The lowest month-end balance is expected in November 2005 ($1.9 billion).

     Monthly cash flow projections for the current year are included in the Financial Plan tables herein.

FINANCIAL PLAN RESERVES AND RISKS

RESERVES

     The State projects balances in its general reserves to guard against unbudgeted risks will increase slightly to $1.57 billion. The reserves include $872 million in the rainy day reserve (the "Tax Stabilization Reserve"), $680 million designated as a fiscal stability reserve and planned for use in 2006-07 and 2007-08, and $21 million in the Contingency Reserve Fund for litigation. In addition, restricted fund balances, which are set aside to finance known liabilities including the payment of tax refunds, are projected to total $868 million at the end of 2005-06.

RISKS

     The following provides an update to some of the risks the State is continuing to monitor. The risks presented herein are not comprehensive, reflecting only those items that have had substantial changes since the Enacted Budget. Accordingly, readers should refer to the State's AIS dated May 4, 2005 and the sections entitled "Special Considerations" and "Litigation" in this AIS Update for a more complete review of present risks, including the status of school finance litigation, Native American land claims, and other actions affecting the State.


                                  Update B-78

                             Annual Information Statement Update, August 8, 2005

     Resolution of Empire/Well Choice

     On June 20, 2005, the Court of Appeals ruled in favor of the State in Consumers Union of U.S., Inc. v. State in which the Consumers Union challenged the constitutionality of the Empire conversion and the use of proceeds from such conversion. As a result, the State Comptroller has transferred the Empire proceeds received to date ($754 million) that were held in escrow pending resolution of the court to the HCRA Resources Fund. HCRA is counting on another $1.1 billion in Empire conversion proceeds to become available by the end of 2005-06.

     Medicare Part D

     While information on the specific prescription drugs that will be covered under the new Federal Medicare Part D Prescription Drug Benefit Program is not yet available, Part D does pose a potentially significant risk to the State's Financial Plan. This risk results from a Federal requirement that the State contribute a portion of the Medicaid savings (90 percent in 2006 declining to 75 percent in 2015) for those recipients who are eligible for both Medicaid and Medicare (dually eligible) and the potential that certain drugs now available to dually eligible individuals through Medicaid will not be covered under Part D -- even though State law requires a comparable benefit. Information on Medicare Part D formularies is expected to be available in October 2005.

     School Supportive Health Services

     The Office of the Inspector General (OIG) of the Department of Health and Human Services is conducting six audits of aspects of New York State's School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.5 billion in claims submitted between 1990 and 2001. To date, OIG has issued three final audit reports, which covers claims submitted by upstate school districts for speech pathology and transportation services and New York City for speech pathology services.

     In these reports, OIG recommends that the State refund to the Centers for Medicare and Medicaid Services (CMS) $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, and $436 million of the $551 million in claims submitted for New York City speech pathology services. While CMS has not taken any action with regard to the recommended disallowances by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State pending the completion of the audits. New York State disagrees with the audit findings on several grounds and has requested that these be withdrawn.

     Video Lottery Terminals (VLTs)

     In May 2005, the State Court of Appeals upheld the constitutionality of VLTs. The ruling allows for the continued operation of VLTs and distinguishes VLTs from slot machines, which are not permitted under the New York State Constitution. This ruling ensures that the State will continue receiving revenues from VLTs, which have so far been implemented at five of the State's racetracks. Four other racetracks have received authorization to operate VLTs, and are in various stages of implementation. The Financial Plan assumes that VLT revenues will be used to continue to finance the State's sound basic education
(SBE) aid program. The SBE aid program is part of the State's efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with the opportunity for a sound, basic education, in violation of the State Constitution.

     Proposed Constitutional Amendment to Alter the Executive Budget Process

     The State Legislature has approved a concurrent resolution to amend the State's budget process that will be submitted to voters on November 8, 2005. If approved, the amendment to the State Constitution and its companion statute, would take effect on January 1, 2006. The Governor and Attorney General have stated their opposition to the amendment.

     Taken together, the constitutional amendment and the accompanying statutory implementing language would (in summary):


                                  Update B-79

                             Annual Information Statement Update, August 8, 2005

..    Extend the 2006-07 fiscal year by one month to April 30, 2007, and shift the start of the State's fiscal year from April 1 to May 1, beginning with the 2007-08 fiscal year;

..    Create a Contingency Budget to take effect the first day of the fiscal year that contains statutorily determined spending levels in the event the Legislature does not act on all of the Governor's proposed Executive
     Budget;

..    Grant the Legislature the ability to pass two multiple-purpose appropriation bills (rather than the one currently authorized);

..    Create a new fiscal stabilization reserve fund, that may be used only to help balance a subsequent fiscal year, and limit the purpose of the existing tax stabilization reserve fund to current year needs; and

..    Establish a new Budget Office and a separate Advisory Committee, appointed by the Senate Majority Leader and Assembly Speaker.

     DOB believes the amendment, if enacted, could present a number of substantive and technical problems that have the potential to disrupt State finances. For example, moving the start of the State's fiscal year from April 1 to May 1 results in the State ending the fiscal year on a volatile revenue month, increasing the risk of year-end shortfalls. In addition, starting the fiscal year on May 1 may potentially require the State to issue short-term notes ("seasonal borrowing") to support General Fund cash disbursements in the first quarter of the fiscal year, since May disbursements typically exceed May receipts by $2 billion to $3 billion. The State eliminated the practice of seasonal borrowing in the early 1990s through LGAC and is limited by existing law and bond covenants from returning to similar borrowing in the future. DOB plans to publish a more complete analysis of the proposed amendments at a future time.

HCRA FINANCIAL PLAN

     The following provides a summary of changes to the HCRA 2005-06 Financial Plan that was presented in the 2005-06 Enacted Budget Report. The revised estimates of receipts and disbursements are detailed on a quarterly basis in the Financial Plan tables herein.

OVERVIEW

--------------------------------------------------------------------------------
                         HCRA 2005-06 FINANCIAL PLAN SUMMARY
                                (millions of dollars)
--------------------------------------------------------------------------------
                                                                       2005-06
                                                                     (Projected)
                                                                     -----------
Opening Balance*                                                         412
                                                                       =====
Total receipts                                                         5,204
Total disbursements                                                    5,588
Excess (deficiency) of receipts over disbursements                      (384)
                                                                       -----

Closing Balance                                                           28
--------------------------------------------------------------------------------

*Restated to include $248 million held in HCRA on-budget accounts at the close of 2004-05 and $164 million in other resources on deposit in HCRA.

     The 2005-06 Enacted Budget extended HCRA authorization through June 30, 2007 and created a new HCRA Resources Fund that added the roughly 25 percent of spending that was previously financed outside of the All Funds Financial Plan. HCRA spending can be found in the following areas of the budget: Medicaid; Health; OMH; and the State Office for the Aging.


                                  Update B-80

                             Annual Information Statement Update, August 8, 2005

HCRA RECEIPTS

--------------------------------------------------------------------------------
                         HCRA 2005-06 Projected Receipts
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                       Enacted    July
                                                        Budget   Update   Change
                                                       -------   ------   ------
Empire Conversion Proceeds                              1,842     1,842       0
Surcharges                                              1,591     1,641      50
Covered Lives Assessment                                  737       737       0
Cigarette Tax*                                            670       370       0
New Insurance Conversion Proceeds                         400         0    (400)
Other                                                     323       122    (201)
Hospital Assessment (1 percent)                           192       192       0
--------------------------------------------------------------------------------
Total Receipts                                          5,755     5,204    (551)
--------------------------------------------------------------------------------

*Includes a transfer of cigarette tax revenue from New York City, which appears under miscellaneous receipts in the Financial Plan Tables.

     DOB projects total HCRA receipts at $5.2 billion in 2005-06, a decrease of $551 million from the Enacted Budget projections. This downward revision primarily reflects the delayed receipt of $400 million in proceeds from other insurance company conversions from not-for-profit to for-profit status pending the enactment of legislation authorizing such conversions. Furthermore, surcharge revenues are expected to grow by $50 million in 2005-06. Other receipts have been reduced to reflect experience through the first quarter of the 2005-06 fiscal year.

     The successful resolution of litigation affecting the Empire conversion has resulted in the transfer of roughly $754 million of Empire proceeds received to date to the HCRA Resources Fund. Another $1.1 billion in Empire proceeds, for a total of $1.8 billion in Empire conversion proceeds (including $200 million that will support General Fund Medicaid spending), is expected in 2005-06.

HCRA DISBURSEMENTS

--------------------------------------------------------------------------------
                      HCRA 2005-06 Projected Disbursements
                              (millions of dollars)
--------------------------------------------------------------------------------
                                                       Enacted    July
                                                        Budget   Update   Change
                                                       -------   ------   ------
Medicaid/Public Health Support                          2,024     1,910    (114)
Hospital Indigent Care                                    853       853       0
Elderly Pharmaceutical Insurance Coverage                 570       540     (30)
Graduate Medical Education                                353       372      19
Family Health Plus                                        426       426       0
Child Health Plus                                         349       352       3
Workforce Recruitment and Retention                       416       416       0
All Other                                                 574       719     145
--------------------------------------------------------------------------------
Total Disbursements                                     5,565     5,588      23
--------------------------------------------------------------------------------

     Total disbursements in 2005-06 are projected at $5.6 billion, an increase of $23 million from the Enacted Budget projections. Spending has been revised to reflect experience to date in public health programs, worker retraining, medical malpractice and the healthcare stabilization program. EPIC spending has been revised to reflect the timing of payments which were made in 2004-05, as opposed to 2005-06.

     Based on revised DOB projections of receipts and disbursements the cash balance at the end of 2005-06 is expected to be $28 million, climbing to approximately $187 million on June 30, 2007, when the HCRA statute expires. Absent any changes, it is projected that HCRA will have a negative balance by the close of the State's 2007-08 fiscal year. However, HCRA is scheduled to be reauthorized prior to this date and will include actions to increase revenues or reduce spending to achieve balance. Each reauthorization to date, since 1996, has resulted in a completely balanced plan. Additional detail on quarterly receipts and disbursements is contained in the Financial Plan tables herein.


                                  Update B-81

                             Annual Information Statement Update, August 8, 2005

GAAP FINANCIAL PLANS

     DOB also prepares the General Fund and All Funds Financial Plans on a GAAP basis in accordance with Governmental Accounting Standards Board (GASB) regulations. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2004-05. The GAAP projections comply with GASB Statement 34, which has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. The GASB 34 results for 2004-05 show the State in a net positive overall financing condition of $43.8 billion.

     In 2004-05, the General Fund GAAP Financial Plan shows total revenues of $35.9 billion, total expenditures of $45.1 billion, and net other financing sources of $10 billion, resulting in an operating surplus of $827 million and a projected accumulated surplus of $546 million. This operating result reflects higher revenues offset by the use of the 2003-04 surplus and the remaining tobacco resources in 2004-05./7/

     In 2005-06, the General Fund GAAP Financial Plan shows total revenues of $38.8 billion, total expenditures of $48.5 billion, and net other financing sources of $9.5 billion, resulting in an operating deficit of $226 million and a projected accumulated surplus of $320 million. These changes reflect the use of 2004-05 resources in 2005-06, partially offset by the $601 million held in the fiscal stability reserve.

DEBT AND CAPITAL MANAGEMENT/8/

Debt Performance and Affordability

     The State's debt affordability measures through the first quarter of the 2005-06 fiscal year compare favorably to the forecasts contained in the Enacted Capital Program and Financing Plan. Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

     To date, new money deals (in the current fiscal year) have included issuances of PIT Revenue bonds for economic development (ESDC) and transportation (Thruway) purposes. These insured bond transactions priced favorably, with spreads ranging from 11 to 15 basis points over the Municipal Market Data (MMD) index (a benchmark of AAA-rated, fixed-rate municipal bonds) for ten-year bonds. 20-year bonds were within 2 basis points of MMD.

     Slight reestimates have been made to debt service spending projections in the Financial Plan. These generally reflect revised bonded-capital spending estimates, actual sales to date (including two small refundings), and the restructuring of some existing escrow funds from prior refundings for improved investment performance.

     The Enacted Budget Financial Plan projected that $150 million in savings in 2005-06 would be realized through debt management initiatives. To date, the State has achieved $94 million of the projected savings through bond refinancings ($25 million), defeasances and escrow restructurings ($36 million), transfers from other funds ($10 million) and re-estimates including revised amounts and/or timing of projected bond sales ($23 million). DOB expects to realize the remaining savings by the end of the fiscal year.

     At the end of the regular 2005 legislative session, the Governor and Legislature agreed to additional capital spending financed with long-term debt, including $150 million to help finance new stadiums for the New York Yankees and Mets, $75 million for upstate economic development, and $496 million of additional capital spending for the State University. These capital additions are projected to increase debt service costs beginning in 2006-07.

/7/ See also the section entitled "GAAP-Basis Results For Prior Years" later in this AIS Update.

/8/ See also the section entitled "Debt and Other Financing Activities" in the AIS dated May 4, 2005 for more information on the State's debt portfolio and management.


                                  Update B-82

                             Annual Information Statement Update, August 8, 2005

Interest Rate Exchange Agreements and Variable Rate Debt Instruments

     Article 5-D of the State Finance Law authorizes the use of a limited amount of interest rate exchange agreements (swaps) and variable rate debt instruments. Issuers of State-supported debt may enter into swaps and variable rate debt instruments that result in a maximum aggregate amount of 15 percent of debt outstanding each, respectively.

     During the first quarter of fiscal year 2005-06, the State's fixed payer swaps have performed well, with all counterparties meeting their payment obligations. In addition, the performance of the underlying variable rate payments received by the State has improved. As shown in the chart below, the spread of 65 percent of LIBOR to the Bond Market Association Index (BMA), which is an industry benchmark that approximates the bonds' variable rates, has narrowed closer to the long-term historical average.

                                 BMA/LIBOR Ratio

                                  [LINE CHART]

            Percent Ratio   Average since 1987
            -------------   ------------------
 4/1/2005        80%                65%
 4/8/2005        74%                65%
4/15/2005        81%                65%
4/22/2005        98%                65%
4/29/2005        98%                65%
 5/6/2005        95%                65%
5/13/2005        97%                65%
5/20/2005        96%                65%
5/27/2005        95%                65%
 6/4/2005        83%                65%
6/10/2005        65%                65%
6/14/2005        74%                65%
6/24/2005        77%                65%

     Consistent with the market trends - and reflecting recent Federal Reserve rate increases - the rates on State-supported variable rate obligations have increased through the first quarter. This variable rate performance is consistent with DOB's forecast, which estimates that variable rates will average about 2.8 percent for the 2005-06 fiscal year.

     On average, variable rate demand bonds (VRDBs) and auction rate securities
(ARS) rates have increased from about 1.8 to 2.4 percent, an increase of 60 basis points. The State's variable rate exposure from swaps has performed similarly, with BMA increasing from 2 to 2.56 percent. BMA averaged almost 3 percent during the month of May.

     Through this point in the fiscal year, as summarized in the chart below, ARS have been the most cost effective form of variable rate debt. Through these three months, seven-day ARS have traded between 25 and 50 basis points better than BMA and VRDBs.


                                  Update B-83

                             Annual Information Statement Update, August 8, 2005

                           Variable Reset Rate History
                        January 7, 2005 to June 24, 2005

                                  [LINE CHART]

             VRDB   35 Day Auction   7 Day Auction
             ----   --------------   -------------
12/31/2004   1.47         1.6             1.51
  1/7/2005   1.78        1.71             1.48
 1/14/2005   1.82         1.7              1.5
 1/21/2005    1.8         1.7             1.52
 1/28/2005   1.78        1.69             1.58
  2/4/2005    1.9        1.66              1.6
 2/11/2005   1.89         1.7              1.6
 2/18/2005   1.83        1.75             1.61
 2/25/2005    1.7        1.77             1.61
  3/4/2005   1.78        1.83             1.68
 3/11/2005   1.97         1.9             1.76
 3/18/2005   2.16           2             1.81
 3/25/2005   2.25         2.1              1.9
  4/1/2005   2.18        2.23             2.08
  4/8/2005   1.38        2.28             2.18
 4/15/2005   2.92        2.39             2.39
 4/22/2005   2.94         2.5             2.56
 4/29/2005    2.9        2.56             2.62
  5/6/2005   2.94        2.65             2.61
 5/13/2005   2.92         2.7             2.58
 5/20/2005    2.9        2.76              2.5
 5/27/2005   2.58         2.7              2.4
  6/3/2005   2.05         2.6              2.1
 6/10/2005   2.39         2.5             1.97
 6/17/2005    2.5         2.4                2
 6/24/2005

STATE WORKFORCE UPDATE

     DOB projects the State Executive Branch workforce (All Funds) will reach a planned total of 192,164 at the end of 2005-06, an increase of roughly 200 positions from the Enacted Budget forecast. The modest plan adjustment reflects the anticipated refilling of critical positions, in general, and some legislative additions.

EXPLANATION OF THE FINANCIAL PLAN TABLES

     The State's Financial Plan forecasts receipts and disbursements for each fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing GDP, employment levels, inflation, wages, consumer spending, and other relevant economic indicators. Then DOB projects the yield of the State's revenue structure against the backdrop of these forecasts.

     Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year.

The State's Fund Structure

     The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects
Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.


                                  Update B-84

                             Annual Information Statement Update, August 8, 2005

     The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:

..    The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

..    SRFs, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

..    Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

..    Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

     Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., taxes, miscellaneous receipts, Grants to Local Governments, State Operations). The following tables summarize projected General Fund, State Funds and All Funds receipts and disbursements for the 2005-06 fiscal year.


                                  Update B-85

                             Annual Information Statement Update, August 8, 2005

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2005-2006
                              (millions of dollars)

                                                       Enacted*   Change   First Qtr
                                                       --------   ------   ---------
Opening fund balance                                     2,546       0       2,546
                                                        ======     ===      ======

Receipts
Taxes
   Personal income tax                                  20,342     291      20,633
   User taxes and fees                                   8,601     (68)      8,533
   Business taxes                                        4,283     (60)      4,223
   Other taxes                                             778      (1)        777
Miscellaneous receipts                                   2,348      83       2,431
Federal Grants                                               4       5           9
Transfers from other funds:
   PIT in excess of Revenue Bond debt service            6,338     123       6,641
   Sales tax in excess of LGAC debt service              2,306     (55)      2,251
   Real estate taxes in excess of CW/CA debt service       510       4         514
   All other                                               513      (1)        512
Total receipts                                          46,023     321      46,344
                                                        ======     ===      ======

Disbursements:
Grants to local governments                             31,448     (65)     31,383
State operations                                         8,067     171       8,238
General State charges                                    4,049      11       4,060
Transfers to other funds:
   Debt service                                          1,667      33       1,700
   Capital projects                                        229     (15)        214
   Other purposes                                          747     107         854
   Total disbursements                                  46,207     242      46,449
                                                        ======     ===      ======

Change in fund balance                                    (184)     79        (105)
                                                        ======     ===      ======

Closing fund balance                                     2,362      79       2,441
                                                        ======     ===      ======
General Reserves
   Statutory Rainy Day Reserve Fund                        872       0         872
   Fiscal Stability Reserve Fund                           601      79         680
   Contingency Reserve Fund                                 21       0          21
Restricted Balances
   Community Projects Fund                                 316       0         316
   Payment of Tax Refunds                                  552       0         552
                                                        ======     ===      ======

* The opening fund balance and personal income tax receipts have been adjusted to reflect the inclusion of the Personal Income Tax Refund Reserve in the General Fund. This change in presentation has no impact on net Financial Plan results.

                                  Update B-86

                             Annual Information Statement Update, August 8, 2005

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2006-2007
                              (millions of dollars)

                                                       Enacted*   Change   First Qtr
                                                       --------   ------   ---------
Receipts
Taxes
   Personal income tax                                  21,317      445     21,762
   User taxes and fees                                   8,891     (166)     8,725
   Business taxes                                        4,445      151      4,596
   Other taxes                                             872      (58)       814
Miscellaneous receipts                                   2,291       62      2,353
Federal Grants                                               4        5          9
Transfers from other funds:
   PIT in excess of Revenue Bond debt service            6,483      160      6,643
   Sales tax in excess of LGAC debt service              2,407      (75)     2,332
   Real estate taxes in excess of CW/CA debt service       521      (16)       505
   All other                                               228        3        231
                                                        ------      ---     ------
   Total receipts                                       47,459      511     47,970
                                                        ======      ===     ======

Disbursements:
Grants to local governments                             34,992      134     35,126
State operations                                         8,659      140      8,799
General State charges                                    4,576       (8)     4,568
Transfers to other funds:
   Debt service                                          1,691       21      1,712
   Capital projects                                        244        1        245
   Other purposes                                          787       (1)       786
                                                        ------      ---     ------
   Total disbursements                                  50,949      287     51,236
                                                        ======      ===     ======

Deposit to/(use of) Fiscal Stability Reserve Fund         (301)     (39)      (340)
                                                        ======      ===     ======

Deposit to(use of) Community Projects Fund                 (50)       0        (50)
                                                        ======      ===     ======

Deposit to(use of) PIT Refund Reserve                       28        0         28
                                                        ======      ===     ======

Margin                                                  (3,167)     263     (2,904)
                                                        ======      ===     ======

* Personal income tax receipts have been adjusted to reflect the inclusion of the Personal Income Tax Refund Reserve in the General Fund.


                                  Update B-87

                             Annual Information Statement Update, August 8, 2005

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2007-2008
                              (millions of dollars)

                                                       Enacted*   Change   First Qtr
                                                       --------   ------   ---------
Opening fund balance

Receipts
Taxes
   Personal income tax                                  22,847      311     23,158
   User taxes and fees                                   8,759     (174)     8,585
   Business taxes                                        4,512      393      4,905
   Other taxes                                             920      (78)       842
Miscellaneous receipts                                   4,346       63      4,409
Federal Grants                                               4        5          9
Transfers from other funds:
   PIT in excess of Revenue Bond debt service            6,833      103      6,936
   Sales tax in excess of LGAC debt service              2,348      (78)     2,270
   Real estate taxes in excess of CW/CA debt service       528       (8)       520
   All other                                               241        1        242
                                                        ------      ---     ------
   Total receipts                                       51,338      538     51,876
                                                        ======      ===     ======

Disbursements:
Grants to local governments                             39,423      186     36,609
State operations                                         8,946      154      9,100
General State charges                                    4,838       11      4,849
Transfers to other funds:
   Debt service                                          1,681       23      1,704
   Capital projects                                        241        5        246
   Other purposes                                          659       (3)       656
                                                        ------      ---     ------
Total disbursements                                     55,788      376     56,164
                                                        ======      ===     ======

Deposit to/(use of) Fiscal Stability Reserve Fund         (300)     (40)      (340)
                                                        ======      ===     ======

Deposit to(use of) Community Projects Fund                 (50)       0        (50)
                                                        ======      ===     ======

Deposit to(use of) PIT Refund Reserve                       26        0         26
                                                        ======      ===     ======

Margin                                                  (4,126)     202     (3,924)
                                                        ======      ===     ======

* Personal income tax receipts have been adjusted to reflect the inclusion of the Personal Income Tax Refund Reserve in the General Fund.


                                  Update B-88

                             Annual Information Statement Update, August 8, 2005

                                  GENERAL FUND
                         PERSONAL INCOME TAX COMPONENTS
                                    2005-2006
                              (millions of dollars)

                                              Enacted/(1)/   First Qtr   Change
                                              ------------   ---------   ------
Withholdings                                     24,544        24,419      (125)
Estimated Payments                                8,006         9,022     1,016
Final Payments                                    2,010         1,748      (262)
Delinquencies                                       705           705         0

      Gross Collections                          35,265        35,894       629

State/City Offset                                  (400)         (400)        0
Refunds                                          (4,520)       (4,761)     (241)

      Reported Tax Collections                   30,345        30,733       388

STAR/(2)/                                        (3,222)       (3,222)        0
RBTF/(3)/                                        (6,781)       (6,878)      (97)
                                                 ------        ------     -----

      General Fund                               20,342        20,633       291
                                                 ======        ======     =====

     /(1)/ Enacted Budget estimates have been adjusted to account for refund reserve changes. Prior to the Updated Financial Plan, the refund reserve had been included as part of personal income tax collections.

     /(2)/ Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) Fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

     /(3)/ Beginning in 2002-03, 25 percent of personal income tax collections after the STAR transfer is deposited directly in the Revenue Bond Tax Fund
(RBTF) and used for debt service payments.


                                  Update B-89

                             Annual Information Statement Update, August 8, 2005

                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                                    2005-2006
                              (millions of dollars)

                                                   Enacted*   First Qtr   Change
                                                   --------   ---------   ------

Personal income tax*                                20,342      20,633     291
                                                    ------      ------     ---

User taxes and fees:                                 8,601       8,533     (68)
                                                    ------      ------     ---
Sales and use tax                                    7,969       7,902     (67)
Cigarette and tobacco taxes                            401         394      (7)
Motor vehicle fees                                       0           0       0
Alcoholic beverages taxes                              186         189       3
Alcoholic beverages control license fees                45          48       3

Business taxes:                                      4,283       4,223     (60)
                                                    ------      ------     ---
Corporation franchise tax                            2,024       2,024       0
Corporation and utilities tax                          643         583     (60)
Insurance taxes                                      1,031       1,031       0
Bank tax                                               585         585       0

Other taxes:                                           778         777      (1)
                                                    ------      ------     ---
Estate tax                                             752         752       0
Gift tax                                                 0           0       0
Real property gains tax                                  0           0       0
Pari-mutuel taxes                                       25          24      (1)
Other taxes                                              1           1       0

Total Taxes                                         34,004      34,166     162
                                                    ------      ------     ---

Miscellaneous receipts                               2,348       2,431      83
                                                    ------      ------     ---

Federal grants                                           4           9       5
                                                    ------      ------     ---

Total                                               36,356      36,606     250
                                                    ======      ======     ===

* Personal income tax receipts have been reduced to reflect the inclusion of the Personal Income Tax Refund Reserve Fund in the General Fund.


                                  Update B-90

                             Annual Information Statement Update, August 8, 2005

                                 2005                       July
                                 April     May     June    Prelim.    August     September    October
                                Actual   Actual   Actual   Actuals   Projected   Projected   Projected
                                ------   ------   ------   -------   ---------   ---------   ---------
Opening Fund Balance             2,546    5,584    3,188     4,007     3,491       3,250       4,293
                                 =====    =====    =====     =====     =====       =====      ======

Receipts:
   Taxes
      Personal income tax        3,347      553    2,213     1,227     1,394       2,054         653
      User taxes and fees          662      667      894       658       628         861         624
      Business taxes               217      177      891        77        42         750          53
      Other taxes                   49       64      131       117        53          53          52
   Miscellaneous receipts          160       81      175        83        86         165         160
   Federal Grants                    1        0        1         1         1           0           1
   Transfers from other funds
   PIT in excess of revenue
      bond debt service          1,114      160      737       408       383         705         188
   Sales tax in excess of
      LGAC debt services           174       57      392       201       189         186         188
   Real estate taxes in
      excess of CW/CA debt
      service                      108       60       15        44        39          41          49
      All Other                      0       76       63         0         6          10           2
                                 -----    -----    -----     -----     -----       -----      ------
      Total receipts             5,832    1,895    5,512     2,816     2,821       4,825       1,970
                                 =====   ======    =====     =====     =====       =====      ======

Disbursements:
   Grants to local
      governments
      School Aid                   168    1,917    1,253        53       408       1,142         462
      Medicaid                     798      633    1,155       466       722         444         570
      Welfare                      114      134       74        81       173          74         142
      All other                    242      511      798       725       687         586         956
   State operations
      Personal Service             562      520      687       556       559         613         415
      Non-Personal Services        174      223      180       160       200         155         182
   General State charges           405      186      269      1212       234         335         261
   Transfers to other funds
      Debt Service                 207      105      197        39        28         300          49
      Capital projects              15       30       44        17        29          49          43
      Other purposes               109       32       36        23        22          84          47
                                 -----    -----    -----     -----     -----       -----      ------
      Total disbursements        2,794    4,291    4,693     3,332     3,062       3,782       3,127
                                 =====   ======    =====     =====     =====       =====      ======

Change in fund balance           3,038   (2,396)     819      (516)     (241)      1,043      (1,157)
                                 =====   ======    =====     =====     =====       =====      ======

Closing Fund Balance             5,584    3,186    4,007     3,491     3,250       4,293       3,136
                                 =====   ======    =====     =====     =====       =====      ======

                                                          2006
                                 November    December    January    February      March
                                Projected   Projected   Projected   Projected   Projected    Total
                                ---------   ---------   ---------   ---------   ---------   ------
Opening Fund Balance              3,136       1,873       2,505       6,160       7,071      2,546
                                  =====       =====       =====       =====       =====     ======

Receipts:
   Taxes
      Personal income tax           548       1,824       3,550       2,095       1,175     20,633
      User taxes and fees           622         902         674         560         811      8,533
      Business taxes                  0         802          65          27       1,122      4,223
      Other taxes                    52          52          52          51          51        777
   Miscellaneous receipts           387         246         182         181         525      2,431
   Federal Grants                     1           0           1           1           1          9
   Transfers from other funds
   PIT in excess of  revenue
      bond debt service              14         637       1,182         437         496      6,461
   Sales tax in excess of
      LGAC debt services            189         278         205           2         190      2,251
   Real estate taxes in
      excess of CW/CA debt
      service                        39          37          29          30          23        514
      All Other                       0          20          57           0         278        512
                                 ------       -----       -----       -----      ------     ------
      Total receipts              1,852       4,798       5,997       3,354       4,672     46,344
                                 ======       =====       =====       =====      ======     ======

Disbursements:
   Grants to local
      governments
      School Aid                    557        1142         226         469        5697     13,494
      Medicaid                      552         559         587         620         723      7,829
      Welfare                       142          74         142         111         111      1,372
      All other                     540       1,038         548         608       1,449      8,688
   State operations
      Personal Service              642         377         378         215         428      5,952
      Non-Personal Services         173         182         177         186         292      2,286
   General State charges            269         237         266         137         249      4,060
   Transfers to other funds
      Debt Service                  183         435          17          26         114      1,700
      Capital projects               34          95         (21)         48        (169)       214
      Other purposes                 23          27          22          21         408        854
                                 ------       -----       -----       -----      ------     ------
      Total disbursements         3,115       4,166       2,342       2,443       9,302     46,449
                                 ======       =====       =====       =====      ======     ======

Change in fund balance           (1,263)        632        3655         911      (4,630)      (105)
                                 ======       =====       =====       =====      ======     ======

Closing Fund Balance              1,873       2,505       6,160       7,071       2,441      2,441
                                 ======       =====       =====       =====      ======     ======

----------
Source: NYS DOB


                                  Update B-91

                             Annual Information Statement Update, August 8, 2005

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2005-2006
                              (millions of dollars)

                                                  Special    Capital     Debt
                                        General   Revenue   Projects   Service    (MEMO
                                         Fund      Funds      Funds     Funds     Total
                                        -------   -------   --------   -------   -------
Opening fund balance                     2,546     2,006       (206)       184     4,530

Receipts

Taxes                                   34,166     5,830      1,862     10,092    51,950
Miscellaneous receipts                   2,431    12,603      1,656        656    17,346
Federal Grants                               9         1          0          0        10
                                        ------    ------      -----     ------   -------
   Total receipts                       36,606    18,434      3,518     10,748    69,306
                                        ======    ======      =====     ======   =======

Disbursements:

Grants to local governments             31,383    14,120        996          0    46,499
State operations                         8,238     5,062          0         26    13,326
General State charges                    4,060       555          0          0     4,615
Debt service                                 0         0          0      3,829     3,829
Capital projects                             0         1      2,182          0     2,183
                                        ------    ------      -----     ------   -------
   Total disbursements                  43,681    19,738      3,178      3,855    70,452
                                        ======    ======      =====     ======   =======

Other financing sources (uses)

Transfers from other funds               9,738     1,247        252      5,244    16,481
Transfers to other funds                (2,768)     (402)      (936)   (12,124)  (16,230)
Bond and note proceeds                       0         0        232          0       232
                                        ------    ------      -----     ------   -------
   Net other financing sources (uses)    6,970       845       (452)    (6,880)      483
                                        ======    ======      =====     ======   =======

Change in fund balance                    (105)     (459)      (112)        13      (663)
                                        ======    ======      =====     ======   =======

Closing fund balance                     2,441     1,547       (318)       197     3,867
                                        ======    ======      =====     ======   =======


                                  Update B-92

                             Annual Information Statement Update, August 8, 2005

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2005-2006
                              (millions of dollars)

                                                   Special   Capital     Debt
                                         General   Revenue   Projects   Service    (MEMO)
                                           Fund     Funds     Funds      Funds     Total
                                         -------   -------   --------   -------   -------
Opening fund balance                      2,546     2,005      (454)        184     4,281
                                         ======    ======     =====      ======   =======

Receipts:
Taxes                                    34,166     5,830     1,862      10,092    51,950
Miscellaneous receipts                    2,431    12,613     1,656         656    17,356
Federal grants                                9    34,570     1,829           0    36,408
                                         ------    ------     -----      ------   -------
   Total receipts                        36,606    53,013     5,347      10,748   105,714
                                         ======    ======     =====      ======   =======

Disbursements:
Grants to local governments              31,383    45,232     1,224           0    77,839
State operations                          8,238     8,125         0          26    16,389
General State charges                     4,060       774         0           0     4,834
Debt service                                  0         0         0       3,829     3,829
Capital projects                              0         2     3,758           0     3,760
                                         ------    ------     -----      ------   -------
   Total disbursements                   43,681    54,133     4,982       3,855   106,651
                                         ======    ======     =====      ======   =======

Other financing sources (uses):
Transfers from other funds                9,738     3,651       252       5,244    18,885
Transfers to other funds                 (2,768)   (3,103)     (948)    (12,124)  (18,943)
Bond and note proceeds                        0         0       232           0       232
                                         ------    ------     -----      ------   -------
   Net other financing sources (uses):    6,970       548      (464)     (6,880)      174
                                         ======    ======     =====      ======   =======

Change in fund balance                     (105)     (572)      (99)         13      (763)
                                         ======    ======     =====      ======   =======

Closing fund balance                      2,441     1,433      (553)        197     3,518
                                         ======    ======     =====      ======   =======

----------
Source: NYS DOB


                                  Update B-93

                             Annual Information Statement Update, August 8, 2005

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                                    2005-2006
                              (millions of dollars)

                                          Enacted   First Qtr   Change
                                          -------   ---------   ------

Personal income tax*                       30,345     30,734      389
                                          -------    -------     ----

User taxes and fees                        13,785     13,654     (131)
                                          -------    -------     ----
Sales and use taxes                        11,219     11,095     (124)
Cigarette and tobacco taxes                   962        949       13
Motor fuel tax                                533        533        0
Motor vehicle fees                            635        635        0
Highway use tax                               163        189       26
Alcoholic beverage taxes                      186        164      (22)
Alcoholic beverage control license fees        46         48        2
Auto rental tax                                41         41        0

Business taxes                              6,109      6,047      (62)
                                          -------    -------     ----
Corporation franchise tax                   2,280      2,280        0
Corporation and utilities taxes               844        782      (62)
Insurance taxes                             1,147      1,147        0
Bank tax                                      693        693        0
Petroleum business taxes                    1,145      1,145        0

Other taxes                                 1,517      1,515       (2)
                                          -------    -------     ----
Estate tax                                    752        752        0
Gift tax                                        0          2        2
Real property gains tax                         0          0        0
Real estate transfer tax                      739        734       (5)
Pari-mutuel taxes                              25         26        1
Other taxes                                     1          1        0

Total taxes                                51,756     51,950      194
                                          =======    =======     ====

Miscellaneous receipts                     17,552     17,356     (196)
                                          =======    =======     ====

Federal grants                             36,424     36,408      (16)
                                          =======    =======     ====

Total                                     105,732    105,714      (18)
                                          =======    =======     ====

* Personal income tax receipts have been reduced to reflect the inclusion of the Personal Income Tax Refund Reserve Fund in the General Fund.

----------
Source: NYS DOB


                                  Update B-94

                             Annual Information Statement Update, August 8, 2005

                               GAAP FINANCIAL PLAN
                                  GENERAL FUND
                             2004-2005 and 2005-2006
                              (millions of dollars)

                                                 2004-2005   2005-2006
                                                  Actuals    First Qtr   Change
                                                 ---------   ---------   ------
Revenues:
Taxes:
   Personal income tax                            18,429      21,333      2,904
   User taxes and fees                             8,688       8,556       (132)
   Business taxes                                  3,972       4,326        354
   Other taxes                                     1,035         640       (395)
Miscellaneous revenues                             3,803       3,945        142
Federal grants                                         2           9          7
                                                  ------      ------      -----
   Total revenues                                 35,929      38,809      2,880
                                                  ======      ======      =====

Expenditures:
Grants to local governments                       31,424      34,332      2,908
State operations                                  10,090      10,685        595
General State charges                              3,590       3,472       (118)
Debt service                                           0          25         25
Capital projects                                       0           0          0
                                                  ------      ------      -----
   Total expenditures                             45,104      48,514      3,410
                                                  ======      ======      =====

Other financing sources (uses):
Transfers from other funds                        14,847      13,500     (1,347)
Transfers to other funds                          (5,219)     (4,972)       247
Proceeds from financing
   arrangements/advance refundings                   374         951        577
                                                  ------      ------      -----
   Net other financing sources (uses)             10,002       9,479       (523)
                                                  ======      ======      =====

Excess (deficiency) of revenues and
other financing sources over
expenditures and other financing uses                827        (226)    (1,053)
                                                  ======      ======      =====

Accumulated Surplus                                  546         320
                                                  ======      ======

----------
Source: NYS DOB


                                  Update B-95

                             Annual Information Statement Update, August 8, 2005

                               GAAP FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2005-2006
                              (millions of dollars)

                                                       Special    Capital     Debt
                                             General   Revenue   Projects   Service    (MEMO)
                                               Fund     Funds      Funds     Funds     Total
                                             -------   -------   --------   -------   -------
Revenues
Taxes                                         34,855     5,827    1,861      10,051    52,594
Patient fees                                       0         0        0         326       356
Miscellaneous revenues                         3,945     5,590    4,310          23     9,868
Federal grants                                     9    35,545    1,829           0    37,383
                                              ------    ------    -----     -------   -------
   Total revenues                             38,809    46,962    4,000      10,400   100,171
                                              ======    ======    =====     =======   =======

Expenditures
Grants to local governments                   34,332    41,892    1,213           0    77,437
State Operations                              10,685     1,729        0          26    12,440
General State charges                          3,472       285        0           0     3,757
Debt service                                      25         0        0       3,087     3,112
Capital projects                                   0         2    3,445           0     3,447
                                              ------    ------    -----     -------   -------
   Total expenditures                         48,514    43,908    4,658       3,113   100,193
                                              ======    ======    =====     =======   =======

Other financing sources (uses):
Transfers from other funds                    13,500       287      228       5,267    19,282
Transfers to other funds                      (4,972)   (3,702)    (971)    (12,586)  (22,231)
Proceeds of general obligation bonds               0         0      232           0       232
Proceeds from financing
   arrangements/advance refundings               951         0    1,095           0     2,046
                                              ------    ------    -----     -------   -------
   Net other financing sources (uses)          9,479    (3,415)     584      (7,319)     (671)
                                              ======    ======    =====     =======   =======

Excess (deficiency of revenues and other
   financing sources over expenditures and
   other financings uses                        (226)     (361)     (74)        (32)     (693)
                                              ======    ======    =====     =======   =======

----------
Source: NYS DOB


                                  Update B-96

                             Annual Information Statement Update, August 8, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                             2005-2006 GENERAL FUND
                             (thousands of dollars)

                                                          Enacted    First Qtr    Change
                                                         ---------   ---------   -------
Economic development and government oversight
Agriculture and Markets, Department of                      48,103      48,103         0
Alcoholic Beverage Control                                       0           0         0
Banking Department                                             250         250         0
Consumer Protection Board                                        0           0         0
Economic Development, Department of                         43,199      43,199         0
Empire State Development Corporation                        74,598      64,598   (10,000)
Energy Research and Development Authority                        0           0         0
Housing Finance Agency                                           0           0         0
Housing and Community Renewal, Division of                  74,010      75,710     1,700
Insurance Department                                             0           0         0
Olympic Regional Development Authority                       7,350       7,350         0
Public Service, Department of                                    0           0         0
Science, Technology and Academic Research, Office of        50,834      50,834         0
                                                         ---------   ---------   -------
   Functional Total                                        298,344     290,044    (8,300)
                                                         ---------   ---------   -------

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                       4,408       4,408         0
Environmental Conservation, Department of                  115,872     115,872         0
Environmental Facilities Corporation                             0           0         0
Parks, Recreation and Historic Preservation, Office of     109,348     109,348         0
                                                         ---------   ---------   -------
   Functional Total                                        229,628     229,628         0
                                                         ---------   ---------   -------

TRANSPORTATION
Motor Vehicles, Department of                                    0           0         0
Thruway Authority                                                0           0         0
Transportation, Department of                              108,140     105,640    (2,500)
                                                         ---------   ---------   -------
   Functional Total                                        108,140     105,640    (2,500)
                                                         ---------   ---------   -------

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                0           0         0
Aging, Office for the                                       79,013      79,013         0
Children and Family Services, Office of                  1,436,930   1,436,930         0
Health, Department of                                    8,316,976   8,389,276    72,300
                                                         ---------   ---------   -------
   Medical Assistance                                    7,445,597   7,513,997    68,400
   Medicaid Administration                                 119,950     119,950         0
   All Other                                               751,429     755,329     3,900
Human Rights, Division of                                   13,142      13,142         0
Labor, Department of                                        16,176      16,176         0
Prevention of Domestic Violence, Office of                   2,415       2,415         0


                                  Update B-97

                             Annual Information Statement Update, August 8, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                             2005-2006 GENERAL FUND
                             (thousands of dollars)

                                                                 Enacted     First Qtr    Change
                                                               ----------   ----------   --------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of                  1,451,257    1,451,257          0
                                                               ==========   ==========   ========
      Welfare Assistance                                        1,000,969    1,000,969          0
      Welfare Administration                                      371,550      371,550          0
      All Other                                                    78,738       78,738          0
Welfare Inspector General, Office of                                  754          754          0
Workers' Compensation Board                                             0            0          0
                                                               ==========   ==========   ========
   Functional Total                                            11,316,663   11,388,963     72,300
                                                               ==========   ==========   ========

MENTAL HEALTH
Mental Health, Office of                                        1,337,781    1,344,801      7,020
Mental Hygiene, Department of                                           0            0          0
Mental Retardation and Developmental Disabilities, Office of      831,992      834,647      2,655
Alcohol and Substance Abuse Services, Office of                   298,127      298,292        165
Developmental Disabilities Planning Council                             0            0          0
Quality of Care for the Mentally Disabled, Commission on            4,263        4,363        100
                                                               ==========   ==========   ========
   Functional Total                                             2,472,163    2,482,103      9,940
                                                               ==========   ==========   ========

PUBLIC PROTECTION
Capital Defenders Office                                           10,916       10,916          0
Correction, Commission of                                           2,510        2,510          0
Correctional Services, Department of                            1,995,345    1,997,345      2,000
Crime Victims Board                                                 3,314        3,314          0
Criminal Justice Services, Division of                            106,592      106,356       (236)
Homeland Security                                                   5,219       64,219     59,000
Investigation, Temporary State Commission of                        3,463        3,463          0
Judicial Commissions                                                2,703        2,703          0
Military and Naval Affairs, Division of (1)                        26,167       27,434      1,267
Parole, Division of                                               183,489      183,489          0
Probation and Correctional Alternatives, Division of               78,596       78,832        236
Public Security, Office of                                              0            0          0
State Police, Division of                                         352,235      446,935     94,700
                                                               ==========   ==========   ========
   Functional Total                                             2,770,549    2,927,516    156,967
                                                               ==========   ==========   ========

EDUCATION
Arts, Council on the                                               42,705       42,705          0
City University of New York                                       928,826      932,222      3,396
Education, Department of                                       15,212,855   15,083,613   (129,242)
                                                               ==========   ==========   ========
      School Aid                                               13,623,270   13,494,028   (129,242)
      STAR Property Tax Relief                                          0            0          0
      Handicapped                                                 908,473      908,473          0
      All Other                                                   681,112      681,112          0
Higher Education Services Corporation                             889,478      889,478          0
State University Construction Fund                                      0            0          0
State University of New York                                    1,359,162    1,362,297      3,135
                                                               ==========   ==========   ========
   Functional Total                                            18,433,026   18,310,315   (122,711)
                                                               ==========   ==========   ========


                                  Update B-98

                             Annual Information Statement Update, August 8, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                             2005-2006 GENERAL FUNDS
                             (thousands of dollars)

                                               Enacted      First Qtr    Change
                                              ----------   ----------   --------

GENERAL GOVERNMENT
Audit and Control, Department of                 167,367      167,367         0
Budget, Division of the                           28,185       28,185         0
Civil Service, Department of                      24,199       24,199         0
Elections, State Board of                          3,594        4,094       500
Employee Relations, Office of                      3,580        3,580         0
Executive Chamber                                 15,480       15,480         0
General Services, Office of                      148,686      148,686         0
Inspector General, Office of                       4,579        4,579         0
Law, Department of                               125,537      125,637         0
Lieutenant Governor, Office of the                   485          485         0
Lottery, Division of                                   0            0         0
Racing and Wagering Board, State                       0            0         0
Real Property Services, Office of                 21,197       21,197         0
Regulatory Reform, Governor's Office of            3,554        3,554         0
State Labor Relations Board                        3,357        3,357         0
State, Department of                              20,523       20,523         0
Tax Appeals, Division of                           2,994        2,994         0
Taxation and Finance, Department of              306,876      306,876         0
Technology, Office for                            20,076       20,076         0
TSC Lobbying                                         909        1,409       500
Veterans Affairs, Division of                     12,089       12,089         0
                                              ----------   ----------   -------
   Functional Total                              913,367      914,367     1,000
                                              ----------   ----------   -------

ALL OTHER CATEGORIES
Legislature                                      206,672      206,730        58
Judiciary (excluding fringe benefits)          1,392,500    1,392,500         0
World Trade Center                                     0            0         0
Local Government Assistance                    1,028,900    1,028,900         0
Long-Term Debt Service                         1,666,548    1,699,633    33,085
Capital Projects                                 228,597      214,395   (14,202)
General State Charges/Miscellaneous            5,142,286    5,258,286   116,000
                                              ----------   ----------   -------
   Functional Total                            9,665,503    9,800,444   134,941
                                              ----------   ----------   -------

TOTAL ALL GOVERNMENTAL FUNDS SPENDING         46,207,383   46,449,020   241,637
                                              ==========   ==========   =======

----------
Source: NYS DOB


                                  Update B-99

                             Annual Information Statement Update, August 8, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                            2005-2006 ALL STATE FUNDS
                             (thousands of dollars)

                                                          Enacted      First Qtr    Change
                                                         ----------   ----------   -------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                       77,099       77,099         0
Alcoholic Beverage Control                                   11,471       11,471         0
Banking Department                                           80,566       68,061   (12,505)
Consumer Protection Board                                     2,575        2,575         0
Economic Development, Department of*                        479,144      488,644     9,500
Empire State Development Corporation*                       120,798       94,798   (26,000)
Energy Research and Development Authority                    26,006       26,006         0
Housing Finance Agency                                            0            0         0
Housing and Community Renewal, Division of                  201,325      188,675   (12,650)
Insurance Department                                        149,444      149,329      (115)
Olympic Regional Development Authority                        7,750        7,750         0
Public Service, Department of                                55,395       55,395         0
Science, Technology and Academic Research, Office of         67,834       67,834         0
                                                         ----------   ----------   -------
   Functional Total                                       1,279,407    1,237,637   (41,770)
                                                         ----------   ----------   -------

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                        4,408        4,408         0
Environmental Conservation, Department of                   785,269      736,352   (48,917)
Environmental Facilities Corporation                         12,664       12,664         0
Parks, Recreation and Historic Preservation, Office of      244,728      227,945   (16,783)
                                                         ----------   ----------   -------
   Functional Total                                       1,047,069      981,369   (65,700)
                                                         ----------   ----------   -------

TRANSPORTATION
Motor Vehicles, Department of                               255,630      250,213    (5,417)
Thruway Authority                                             4,000        4,000         0
Transportation, Department of                             4,173,113    4,170,613    (2,500)
                                                         ----------   ----------   -------
   Functional Total                                       4,432,743    4,424,826    (7,917)
                                                         ----------   ----------   -------

HEALTH AND SOCIAL WELFARE

Advocate for Persons with Disabilities, Office of                 0            0         0
Aging, Office for the                                        82,074       82,064       (10)
Children and Family Services, Office of                   1,474,668    1,461,977   (12,691)
Health, Department of                                    15,075,307   15,160,513    85,206
                                                         ----------   ----------   -------
      Medical Assistance                                 11,725,847   11,794,247    68,400
      Medicaid Administration                               119,950      119,950         0
      All Other                                           3,229,510    3,246,316    16,806
Human Rights, Division of                                    13,148       13,148         0
Labor, Department of                                         98,499       99,294       795
Prevention of Domestic Violence, Office of                    2,445        2,445         0


                                  Update B-100

                             Annual Information Statement Update, August 8, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                            2005-2006 ALL STATE FUNDS
                             (thousands of dollars)

                                                                      Enacted     First Qtr    Change
                                                                    ----------   ----------   --------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of                       1,547,289    1,547,289          0
                                                                    ----------   ----------   --------
      Welfare Assistance                                             1,000,969    1,000,969          0
      Welfare Administration                                           371,550      371,550          0
      All Other                                                        174,770      174,770          0
Welfare Inspector General, Office of                                       754          754          0
Workers' Compensation Board                                            144,188      144,188          0
                                                                    ----------   ----------   --------
   Functional Total                                                 18,438,372   18,511,672     73,300
                                                                    ----------   ----------   --------
MENTAL HEALTH
Mental Health, Office of                                             1,628,638    1,635,658      7,020
Mental Hygiene, Department of                                            4,800        4,800          0
Mental Retardation and Development Disabilities, Office of             936,748      939,403      2,655
Alcohol and Substance Abuse Services, Office of                        336,347      336,512        165
Developmental Disabilities Planning Council                                  0            0          0
Quality of Care for the Mentally Disabled, Commission on                 4,565        4,665        100
                                                                    ----------   ----------   --------
   Functional Total                                                  2,911,098     2,921038      9,940
                                                                    ----------   ----------   --------
PUBLIC PROTECTION
Capital Defenders Office                                                10,916       10,916          0
Correction, Commission of                                                2,510        2,510          0
Correctional Services, Department of                                 2,184,850    2,184,850          0
Crime Victims Board                                                     30,890       30,890          0
Criminal Justice Services, Division of                                 130,803      130,567       (236)
Homeland Security                                                       20,143       79,143     59,000
Investigation, Temporary State Commission of                             3,652        3,652          0
Judicial Commissions                                                     2,703        2,703          0
Military and Naval Affairs, Division of                                 45,611       45,478       (133)
Parole, Division of                                                    183,589      183,589          0
Probation and Correctional Alternatives, Division of                    78,596       78,832        236
Public Security, Office of                                                   0            0          0
State Police, Division of                                              511,980      616,414    104,434
                                                                    ----------   ----------   --------
   Functional Total                                                  3,206,243    3,369,544    163,301
                                                                    ----------   ----------   --------
EDUCATION
Arts, Council on the                                                    43,405       43,405          0
City University of New York                                          1,451,318    1,454,714      3,396
Education, Department of                                            20,743,413   20,722,171    (21,242)
                                                                    ----------   ----------   --------
      School Aid                                                    15,829,014   15,807,772    (21,242)
      STAR Property Tax Relief                                       3,222,000    3,222,000          0
      Handicapped                                                      908,473      908,473          0
      All Other                                                        783,926      783,926          0
Higher Education Services Corporation                                1,029,192    1,029,194          2
State University Construction Fund                                      10,480       10,480          0
State University of New York                                         4,878,832    4,756,967   (121,865)
                                                                    ----------   ----------   --------
   Functional Total                                                 28,156,640   28,016,931   (139,709)
                                                                    ----------   ----------   --------


                                  Update B-101

                             Annual Information Statement Update, August 8, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                              2005-2006 STATE FUNDS
                             (thousands of dollars)

                                                       Enacted     First Qtr   Change
                                                     ----------   ----------   -------
GENERAL GOVERNMENT
Audit and Control, Department of                        247,988      247,988         0
Budget, Division of the                                  43,399       43,399         0
Civil Service, Department of                             25,199       25,199         0
Elections, State Board of                                 3,594        4,094       500
Employee Relations, Office of                             3,768        3,768         0
Executive Chamber                                        15,580       15,580         0
General Services, Office of                             242,312      242,542       230
Inspector General, Office of                              6,017        6,017         0
Law, Department of                                      164,656      164,656         0
Lieutenant Governor, Office of the                          485          485         0
Lottery, Division of                                    177,264      177,264         0
Racing and Wagering Board, State                         17,902       17,902         0
Real Property Services, Office of                        51,299       51,299         0
Regulatory Reform, Governor's Office of                   3,554        3,554         0
State Labor Relations Board                               3,943        3,614      (329)
State, Department of                                    156,188      159,272     3,084
Tax Appeals, Division of                                  2,994        2,994         0
Taxation and Finance, Department of                     343,506      343,506         0
Technology, Office for                                   20,076       20,076         0
TSC Lobbying                                              1,376        1,876       500
Veterans Affairs, Division of                            12,089       12,089         0
                                                     ----------   ----------   -------
   Functional Total                                   1,543,189    1,547,174     3,985
                                                     ----------   ----------   -------

ALL OTHER CATEGORIES
Legislature                                             207,622      207,680        58
Judiciary (excluding fringe benefits)                 1,618,566    1,618,566         0
World Trade Center                                            0            0         0
Local Government Assistance                           1,028,900    1,028,900         0
Long-Term Debt Service                                3,842,725    3,828,893   (13,832)
General State Charges/Miscellaneous                   5,094,826    5,118,145    23,319
GAAP/Other Adjustments                               (2,534,000)  (2,360,000)  174,000
                                                     ----------   ----------   -------
   Functional Total                                   9,258,639    9,442,184   183,545
                                                     ----------   ----------   -------

TOTAL STATE FUNDS SPENDING                           70,273,400   70,452,375   178,975
                                                     ==========   ==========   =======

* Economic Development and Empire State Development Corporation Enacted Budget estimates have been adjusted to reflect spending in the appropriate agency.

----------
Source: NYS DOB


                                  Update B-102

                             Annual Information Statement Update, August 8, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                        2005-2006 ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                                              Enacted      First Qtr    Change
                                                             ----------   ----------   -------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                           92,639       92,639         0
Alcoholic Beverage Control                                       11,471       11,471         0
Banking Department                                               80,566       68,061   (12,505)
Consumer Protection Board                                         2,575        2,575         0
Economic Development, Department of*                            479,489      488,989     9,500
Empire State Development Corporation*                           120,798       94,798   (26,000)
Energy Research and Development Authority                        26,006       26,006         0
Housing Finance Agency                                                0            0         0
Housing and Community Renewal, Division of                      237,600      223,950   (13,650)
Insurance Department                                            149,444      149,329      (115)
Olympic Regional Development Authority                            7,750        7,750         0
Public Service, Department of                                    56,800       56,800         0
Science, Technology and Academic Research, Office of             73,459       73,459         0
                                                             ----------   ----------   -------
   Functional Total                                           1,338,597    1,295,827   (42,770)
                                                             ----------   ----------   -------

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                            4,758        4,758         0
Environmental Conservation, Department of                       968,063      919,146   (48,917)
Environmental Facilities Corporation                             12,664       12,664         0
Parks, Recreation and Historic Preservation, Office of          250,000      233,217   (16,783)
                                                             ----------   ----------   -------
   Functional Total                                           1,235,485    1,169,785   (65,700)
                                                             ----------   ----------   -------

TRANSPORTATION
Motor Vehicles, Department of                                   281,335      275,918    (5,417)
Thruway Authority                                                 4,000        4,000         0
Transportation, Department of                                 5,735,736    5,732,868    (2,868)
                                                             ----------   ----------   -------
   Functional Total                                           6,021,071    6,012,786    (8,285)
                                                             ----------   ----------   -------

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                     0            0         0
Aging, Office for the                                           185,763      185,594      (169)
Children and Family Services, Office of                       3,095,010    3,078,720   (16,290)
Health, Department of                                        36,630,384   36,817,591   187,207
                                                             ----------   ----------   -------
      Medical Assistance                                     31,592,054   31,784,754   192,700
      Medicaid Administration                                   589,500      589,500         0
      All Other                                               4,448,830    4,443,337    (5,493)
Human Rights, Division of                                        15,119       15,119         0
Labor, Department of                                            676,736      677,532       796
Prevention of Domestic Violence, Office of                        2,445        2,445         0


                                  Update B-103

                             Annual Information Statement Update, August 8, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                        2005-2006 ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                                               Enacted     First Qtr    Change
                                                             ----------   ----------   --------
HEALTH AND SOCIAL WELFARE (Continued)

Temporary and Disability Assistance, Office of                4,678,874    4,678,875          1
                                                             ----------   ----------   --------
      Welfare Assistance                                      3,312,576    3,312,576          0
      Welfare Administration                                    371,550      371,550          0
      All Other                                                 994,748      994,749          1
Welfare Inspector General, Office of                              1,184        1,184          0
Workers' Compensation Board                                     144,954      144,954          0
                                                             ----------   ----------   --------
   Functional Total                                          45,430,469   45,602,014    171,545
                                                             ----------   ----------   --------

MENTAL HEALTH

Mental Health, Office of                                      2,240,056    2,247,077      7,021
Mental Hygiene, Department of                                     4,800        4,800          0
Mental Retardation and Development Disabilities, Office of    2,906,993    2,909,648      2,655
Alcohol and Substance Abuse Services, Office of                 486,682      486,847        165
Developmental Disabilities Planning Council                       3,679        3,679          0
Quality of Care for the Mentally Disabled, Commission on         13,492       13,592        100
                                                             ----------   ----------   --------
   Functional Total                                           5,655,702    5,665,643      9,941
                                                             ----------   ----------   --------

PUBLIC PROTECTION

Capital Defenders Office                                         10,916       10,916          0
Correction, Commission of                                         2,510        2,510          0
Correctional Services, Department of                          2,244,388    2,244,388          0
Crime Victims Board                                              62,478       62,478          0
Criminal Justice Services, Division of                          468,964      468,728       (236)
Homeland Security                                                21,743       80,743     59,000
Investigation, Temporary State Commission of                      3,652        3,652          0
Judicial Commissions                                              2,703        2,703          0
Military and Naval Affairs, Division of                         144,950      131,617    (13,333)
Parole, Division of                                             184,789      184,789          0
Probation and Correctional Alternatives, Division of             78,596       78,832        236
Public Security, Office of                                            0            0          0
State Police, Division of                                       515,866      620,300    104,434
                                                             ----------   ----------   --------
   Functional Total                                           3,741,555    3,891,656    150,101
                                                             ----------   ----------   --------

EDUCATION

Arts, Council on the                                             44,134       44,134          0
City University of New York                                   1,451,318    1,454,714      3,396
Education, Department of                                     24,330,682   24,309,441    (21,241)
                                                             ----------   ----------   --------
      School Aid                                             18,533,881   18,512,639    (21,242)
      STAR Property Tax Relief                                3,222,000    3,222,000          0
      Handicapped                                             1,579,373    1,579,373          0
      All Other                                                 995,428      995,429          1
Higher Education Services Corporation                         1,039,686    1,039,688          2
State University Construction Fund                               10,480       10,480          0
State University of New York                                  5,061,032    4,939,167   (121,865)
                                                             ----------   ----------   --------
   Functional Total                                          31,937,332   31,797,624   (139,708)
                                                             ==========   ==========   ========


                                  Update B-104

                             Annual Information Statement Update, August 8, 2005

                         CASH DISBURSEMENTS BY FUNCTION
                        2005-2006 ALL GOVERNMENTAL FUNDS
                             (thousands of dollars)

                                             Enacted      First Qtr      Change
                                           -----------   -----------   --------

GENERAL GOVERNMENT
Audit and Control, Department of               274,988       247,988          0
Budget, Division of the                         43,399        43,399          0
Civil Service, Department of                    25,199        25,199          0
Elections, State Board of                      151,525        37,598   (113,927)
Employee Relations, Office of                    3,768         3,768          0
Executive Chamber                               15,580        15,580          0
General Services, Office of                    246,778       247,008        230
Inspector General, Office of                     6,017         6,017          0
Law, Department of                             186,945       186,945          0
Lieutenant Governor, Office of the                 485           485          0
Lottery, Division of                           177,264       177,264          0
Racing and Wagering Board, State                17,902        17,902          0
Real Property Services, Office of               51,299        51,299          0
Regulatory Reform, Governor's Office of          3,554         3,554          0
State Labor Relations Board                      3,943         3,614       (329)
State, Department of                           236,223       239,307      3,084
Tax Appeals, Division of                         2,994         2,994          0
Taxation and Finance, Department of            343,784       343,784          0
Technology, Office for                          20,076        20,076          0
TSC Lobbying                                     1,376         1,876        500
Veterans Affairs, Division of                   13,520        13,520          0
                                           -----------   -----------   --------
   Functional Total                          1,799,619     1,689,177   (110,442)
                                           -----------   -----------   --------

ALL OTHER CATEGORIES
Legislature                                    207,622       207,680         58
Judiciary (excluding fringe benefits)        1,626,166     1,626,166          0
World Trade Center                             149,000       149,000          0
Local Government Assistance                  1,028,900     1,028,900          0
Long-Term Debt Service                       3,842,725     3,828,893    (13,832)
General State Charges/Miscellaneous          5,322,679     5,345,494     22,815
GAAP/Other Adjustments                      (2,834,000)   (2,660,000)   174,000
                                           -----------   -----------   --------
   Functional Total                          9,343,092     9,526,133    183,041
                                           -----------   -----------   --------

TOTAL ALL GOVERNMENTAL FUNDS SPENDING      106,502,922   106,650,645    147,723
                                           -----------   -----------   --------

* Economic Development and Empire State Development Corporation Enacted Budget estimates have been adjusted to reflect spending in the appropriate agency.

----------
Source: NYS DOB


                                  Update B-105

                             Annual Information Statement Update, August 8, 2005

                                    CASH FLOW
                      HEALTH CARE REFORM ACT RESOURCES FUND
                                    2005-2006
                              (millions of dollars)

                                                      First       Second        Third        Fourth
                                                     Quarter     Quarter       Quarter       Quarter        Total
                                                    (Actual)   (Projected)   (Projected)   (Projected)   (Projected)
                                                    --------   -----------   -----------   -----------   -----------
Opening fund balance (1)                               412          736           715           709           412
                                                       ===        =====         =====         =====         =====

Receipts:

Cigarette Taxes                                        151          141           139           130           561
Miscellaneous Receipts                                 516        1,528         1,510         1,089         4,643
                                                       ---        -----         -----         -----         -----
   Total receipts                                      667        1,669         1,649         1,219         5,204
                                                       ===        =====         =====         =====         =====

Disbursements:

Hospital Indigent Care Fund                            105          105           374           269           853
Professional Education/Graduate Medical Education       69          129            92            81           371
Elderly Pharmaceutical Insurance Coverage (EPIC)         0          180           180           180           540
Child Health Plus (CHP)                                 59           65           135            93           352
Family Health Plus (FHP)                                 0          140           146           140           426
Workforce Recruitment and Retention                     11          362            21            22           416
Public Health                                           20           13            62            47           142
Mental Health                                            8           20            29            30            87
Roswell Park Cancer Institute                           20           19             6            33            78
Physician Excess Medical Malpractice                     0            0            49            16            65
Transfer to Medicaid:
   Pharmacy Costs                                        0          183           209           606           998
   Physician Costs                                       0           27            53             5            85
   Health Insurance Demonstration Project                0           17            35            17            69
   Supplemental Medical Insurance                        0            0            34            34            68
   All Other Medicaid                                    0          221           130           198           549
All Other                                               51          209           100           129           489
                                                       ---        -----         -----         -----         -----
   Total disbursements                                 343        1,690         1,655         1,900         5,588
                                                       ===        =====         =====         =====         =====

Change in fund balance                                 324          (21)           (6)         (681)         (384)
                                                       ===        =====         =====         =====         =====

Closing fund balance                                   736          715           709            28            28
                                                       ===        =====         =====         =====         =====

(1) The 2005-06 HCRA opening balance is increased by $248 million to reflect balances in existing HCRA special revenue funds that were previously reported elsewhere in the State Financial Plan.

----------
Source: NYS DOB

***


                                  Update B-106

                             Annual Information Statement Update, August 8, 2005

Special Considerations

     The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of additional risks to the Financial Plan, see the sections entitled "Financial Plan Reserves and Risks" and "Litigation" in this AIS Update.

GAAP-Basis Results for Prior Fiscal Years

     The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by GASB. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section. For information regarding the State's accounting and financial reporting requirements, see the section in the AIS dated May 4, 2005 entitled "State Organization--Accounting, Financial Reporting and Budgeting."

     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us. The following table summarizes recent governmental funds results on a GAAP basis.

                Comparison of Actual GAAP-Basis Operating Results
                                Surplus/(Deficit)
                              (millions of dollars)

-------------------------------------------------------------------------------------------------------------
                              Special                                                             Accum.
                    General   Revenue       Debt            Capital      All Governmental      General Fund
Fiscal Year Ended    Fund      Funds    Service Funds   Projects Funds        Funds         Surplus/(Deficit)
-------------------------------------------------------------------------------------------------------------
March 31, 2005         827      833          361               89              2,110                546
March 31, 2004       3,039     (578)         173              603              3,237               (281)
March 31, 2003      (4,221)    (231)        (243)             391             (4,304)            (3,320)
-------------------------------------------------------------------------------------------------------------

     Beginning with the fiscal year ended March 31, 2003, statements have been prepared in accordance with GASB 34. GASB 34 has significantly affected the accounting and financial reporting for all state and local governments. The new financial reporting model redefined the financial reporting model by changing its focus to major funds, rather than fund types, requiring a new section called management discussion and analysis (the "MD&A"), and containing new government-wide financial statements which includes all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A are issued in place of the general purpose financial statements. The new statements also report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).


                                  Update B-107

                             Annual Information Statement Update, August 8, 2005

                              Summary of Net Assets
                              (millions of dollars)

-------------------------------------------------------------
                                                     Total
                    Governmental   Business-Type    Primary
Fiscal Year Ended    Activities     Activities     Government
-------------------------------------------------------------
March 31, 2005         41,190          2,645         43,835
March 31, 2004         39,086          2,088         41,174
March 31, 2003         42,396          2,500         44,896
-------------------------------------------------------------


                                  Update B-108

PART C

OTHER INFORMATION

Item 23. Exhibits.

    Exhibit
    Number    Description
    -------   -----------
    (1) (a)   Articles of Incorporation of Registrant, incorporated by
              reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (b)   Articles of Amendment, dated June 29, 1992, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (c)   Articles Supplementary, dated June 29, 1994.*
        (d)   Articles Supplementary, dated August 15, 1995.*
        (e)   Articles of Amendment, dated January 22, 1997, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (f)   Articles Supplementary, dated January 22, 1997, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (g)   Articles Supplementary, dated April 30, 1999, incorporated by reference to Post-Effective Amendment No. 13, filed on April 30, 1999.
        (h)   Form of Articles Supplementary, dated September 17, 1999,
              incorporated by reference to Post-Effective Amendment No. 14, filed on September 23, 1999.
        (i)   Articles Supplementary, dated February 15, 2000, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.
        (j)   Articles Supplementary, dated February 26, 2001, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.
        (k)   Articles Supplementary, dated April 2, 2001, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.
        (l)   Articles Supplementary, dated November 14, 2001, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.
        (m)   Articles Supplementary, dated March 26, 2002, incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.
        (n)   Articles of Amendment, dated May 22, 2002, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.
        (o)   Articles Supplementary, dated May 22, 2002, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.
        (p)   Articles Supplementary, dated February 25, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
        (q)   Form of Articles of Amendment, dated January 26, 2004,
              incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
        (r)   Form of Articles Supplementary, dated January 26, 2004,
              incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
        (s)   Articles Supplementary, dated January 7, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.
        (t)   Articles of Amendment, dated January 7, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.
        (u)   Articles Supplementary, dated April 15, 2005, incorporated by reference to Post-Effective Amendment No. 42, filed on June 29,
              2005.
        (v)   Articles of Amendment, dated August 16, 2005. #

        (w)   Articles Supplementary, dated September 28, 2005. #

    (2) Bylaws of Registrant, as amended, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
    (3)       Not Applicable.

    (4) (a)   Form of Specimen stock certificate of common stock of BNY
              Hamilton Money Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.
        (b) Form of Specimen stock certificate of common stock of BNY Hamilton Intermediate Government Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.
        (c) Form of specimen stock certificate of common stock of BNY Hamilton Intermediate New York Tax-Exempt Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.
        (d) Form of specimen stock certificate of common stock of BNY Hamilton Equity Income Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.
    (5) (a) Investment Advisory Agreement between BNY Hamilton Money Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (b) Investment Advisory Agreement between BNY Hamilton Intermediate Government Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (c) Investment Advisory Agreement between BNY Hamilton Intermediate New York Tax-Exempt Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (d) Investment Advisory Agreement between BNY Hamilton Equity Income Fund and The Bank of New York, incorporated by reference to
              Post-Effective Amendment No. 12, filed on February 26, 1999.
        (e)   Investment Advisory Agreement between BNY Hamilton Treasury Money
              Fund and The Bank of New York, incorporated by reference to
              Post-Effective Amendment No. 9, filed on January 24, 1997.
        (f) Investment Advisory Agreement between BNY Hamilton Large Cap Growth Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (g) Investment Advisory Agreement between BNY Hamilton Small Cap Growth Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (h) Investment Advisory Agreement between BNY Hamilton International Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (i) Investment Advisory Agreement between BNY Hamilton Intermediate Investment Grade Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (j) Investment Advisory Agreement between BNY Hamilton Intermediate Tax-Exempt Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (k) Investment Advisory Agreement between BNY Hamilton Large Cap Growth CRT Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.
        (l) Investment Advisory Agreement between BNY Hamilton Small Cap Growth CRT Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.
        (m) Investment Advisory Agreement between BNY Hamilton International Equity CRT Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.
        (n) Investment Advisory Agreement between BNY Hamilton U.S. Bond Market Index Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
        (o) Investment Advisory Agreement between BNY Hamilton S&P 500 Index Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
        (p) Investment Advisory Agreement between BNY Hamilton Large Cap Value Fund and The Bank of New York, incorporated by reference to
              Post-Effective Amendment No. 16, filed on April 4, 2000.
        (q)   Form of Investment Advisory Agreement between BNY Hamilton New
              York Tax-Free Money Market Fund and The Bank of New York,
              incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.

        (r) Form of Investment Advisory Agreement between BNY Hamilton Enhanced Income Fund and The Bank of New York., incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.
        (s) Form of Investment Advisory Agreement between BNY Hamilton Multi-Cap Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.
        (t) Sub-advisory Agreement between BNY Hamilton Large Cap Value Fund and Estabrook Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
        (u) Form of Sub-advisory Agreement between The Bank of New York and Gannett Welsh & Kotler LLC, with respect to the BNY Hamilton Multi-Cap Equity Fund, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.
        (v) Form of Investment Advisory Agreement between BNY Hamilton High Yield Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
        (w) Form of Sub-Advisory Agreement between The Bank of New York and Seix Investment Advisors Inc. with respect to the BNY Hamilton High Yield Fund, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
        (x) Form of Investment Advisory Agreement between BNY Hamilton Small Cap Core Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.
        (y) Form of Sub-Advisory Agreement between The Bank of New York and Gannett Welsh & Kotler LLC, with respect to BNY Hamilton Small Cap Core Equity Fund, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.
        (z) Form of Investment Advisory Agreement between BNY Hamilton Municipal Enhanced Yield Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 42, filed on June 29, 2005.
        (aa) Form of Sub-Advisory Agreement between The Bank of New York and Gannett Welsh & Kotler with respect to BNY Hamilton Municipal Enhanced Yield Fund, incorporated by reference to Post-Effective Amendment No. 42, filed on June 29, 2005.
    (6) (a) Amended and Restated Distribution Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No.34, filed on January 26, 2004.
        (b) Form of Amendment to Amended and Restated Distribution Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
        (c) Amended and Restated Distribution Agreement between Registrant and BNY Hamilton Distributors, Inc. and amended Schedule A thereto, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.


        (d) Form of Second Amendment to Amended and Restated Distribution Agreement between Registrant and BNY Hamilton Distributors, Inc. #


    (7)       Not Applicable.
    (8) (a) Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (b) Cash Management and Related Services Agreement between each series of Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (c) Supplement to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (d) Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (e) Additional Supplement to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.
        (f) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.
        (g) Additional Supplement to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

        (h) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
        (i) Amended and Restated Appendix B to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
        (j) Amended and Restated Schedule A to the Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
        (k) Amended and Restated Appendix B to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.
        (l) Amended and Restated Schedule A to the Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.
    (9) (a) Administration Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (b) Fund Accounting Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (c) Form of Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc., incorporated by reference to Post-Effective Amendment No. 8, filed on April 29, 1996.
        (d) Form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 13, filed on April 30, 1999.
        (e) Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (f) Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton Premier Shares), incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
        (g)   No longer applicable.
        (h) Form of Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton Classic Shares), incorporated by reference to
              Post-Effective Amendment No. 12, filed on February 26, 1999.
        (i)   Supplement to Administration Agreement between Registrant and BNY
              Hamilton Distributors, Inc., incorporated by reference to
              Post-Effective Amendment No. 9, filed on January 24, 1997.
        (j) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (k) Updated Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc., incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (l) Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund (Hamilton Premier Shares), incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (m) Supplement to Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
        (n) Revised Fund Accounting Services Agreement between BNY Hamilton International Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 11, filed on April 30, 1998.
        (o) Form of Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund - Hamilton Classic Shares, incorporated by reference to
              Post-Effective Amendment No. 12, filed on February 26, 1999.
        (p)   Supplement to Administration Agreement between Registrant and BNY
              Hamilton Distributors, Inc., incorporated by reference to
              Post-Effective Amendment No. 16, filed on April 4, 2000.
        (q) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York., incorporated by reference to
              Post-Effective Amendment No. 16, filed on April 4, 2000.
        (r)   Supplement to Transfer Agency Agreement between Registrant and
              BISYS Fund Services, Inc., incorporated by reference to
              Post-Effective Amendment No. 16, filed on April 4, 2000.
        (s) Supplement to Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

        (t) Form of Shareholder Servicing Plan of BNY Hamilton New York Tax-Free Money Market Fund (Hamilton Premier Shares), incorporated by reference to Post-Effective Amendment No.34, filed on January 26, 2004.
        (u)   Form of Shareholder Servicing Plan of BNY Hamilton New York
              Tax-Free Money Market Fund (Hamilton Classic Shares).*
        (v)   (i)Code of Ethics as adopted for the BNY Hamilton Funds, Inc, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.
              (ii) Code of Ethics as adopted for Estabrook Capital Management LLC, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.
              (iii) Code of Ethics as adopted for Gannett, Welsh & Kotler,
              LLC. , incorporated by reference to Post-Effective Amendment
              No. 42, filed on June 29, 2005.
              (iv) Code of Ethics as adopted for Seix Investment Advisors Inc., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
        (w) Form of Amended and Restated Rule 18f-3 Plan of BNY Hamilton Funds, Inc., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
        (x) Amendment to Exhibit A to the Administration Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
        (y) Amendment to Schedule A to the Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
        (z) Amendment to Fund Accounting Agreement., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
        (aa) Fund Accounting Agreement Appendix A dated as of May 1, 2003, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
        (bb) Amendment to Schedule C to the Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
        (cc) Amended Exhibit A to the Administration Agreement, dated May 1, 2003, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
        (dd) Amended Exhibit A to the Administration Agreement, effective February 16, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.
        (ee) Amendment to Schedule A and Schedule C to the Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.
        (ff) Fund Accounting Agreement Appendix A dated February 16, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.
        (gg) Amendment No. 1 to Amended and Restated Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.


       9(hh) Amendment to Schedule C of Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc.
        (ii) Amendment to Schedule C of Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. #
        (jj)  Amendment to Amended and Restated Rule 18f-3 Plan. #
        (kk) Amended and Restated Shareholder Servicing Plan of BNY Hamilton Money Fund BNY, Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund. #
        (ll) Form of Administration Agreement between BNY Hamilton Funds, Inc. and The Bank of New York. #
        (mm) Form of Sub-Administration Agreement between The Bank of New York and BISYS Fund Services Ohio, Inc. #


    (10)(a)   Opinion and Consent of Counsel, incorporated by reference to
              Pre-Effective Amendment No. 2, filed on July 7, 1992.
        (b)   Opinion and Consent of Hogan & Hartson LLP, in respect of BNY
              Hamilton High Yield Fund, incorporated by reference to
              Post-Effective Amendment No. 30, filed on April 25, 2003.
        (c) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Multi-Cap Equity Fund, incorporated by reference to Post-Effective Amendment No. 25, filed on August 7, 2002.
        (d) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Enhanced Income Fund, incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.
        (e) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton New York Tax-Exempt Money Fund, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.
        (f) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Small Cap Core Equity Fund, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

        (g) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Municipal Enhanced Yield Fund, incorporated by reference to Post-Effective Amendment No. 42, filed on June 29, 2005.

    (11)(a)   Consent of Ernst & Young #
    (11)(b)   Consent of Tait, Weller & Baker #

    (12) Form of Seed Capital Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Pre-Effective Amendment No. 1, filed on June 15, 1992.
    (13)      Not Applicable.
    (14)(a) Form of Amended and Restated Plan of Distribution of the BNY Hamilton Funds, Inc. Pursuant to Rule 12b-1., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
    (b) Amended and Restated Plan of Distribution of the BNY Hamilton Funds, Inc. Pursuant to Rule 12b-1, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.
    (c) Amendment to Amended and Restated Plan of Distribution of Registrant Pursuant to Rule 12b-1. #
    (15)      Not Applicable.
    (16)      Not Applicable.

Other Exhibit:

   (1) Power of Attorney for Edward L. Gardner, James E. Quinn, Karen Osar, Kim Kelly, John R. Alchin and Newton P.S. Merrill dated September 21, 2005. #


----------

*   Previously filed.


#   Filed herewith.


Item 24.    Persons Controlled by or under Common Control with Registrant.

            No person is controlled by or under common control with the Registrant.

Item 25.    Indemnification.

            Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement each filed as exhibits hereto.

            Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser.

            The Registrant's investment adviser, The Bank of New York, is a New York trust company. The Bank of New York conducts a general banking and trust business. The Bank of New York is not affiliated with BNY Hamilton Distributors, Inc.

            To the knowledge of the Registrant, none of the directors or officers of The Bank of New York, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of each director of The Bank of New York who is engaged in another business, profession, vocation or employment of a substantial nature:

            Name                            Title/Company
            -----                           -------------
            Frank J. Biondi, Jr. ........   Chairman, Biondi, Reiss Capital Management LLC (investment adviser to Water View
                                            Partners LLC, a private equity limited partnership focused on media and entertainment)

            William R. Chaney ...........   Senior Managing Director, Waterview Advisors, LLC (Investment Adviser to
                                            Waterview Partners, LLC)

            Nicholas M. Donofrio ........   Senior Vice President, Technology and Manufacturing of IBM Corporation
                                            (developer and manufacturer of advanced information systems)

            Richard J. Kogan ............   Chairman and Chief Executive Officer of Schering-Plough Corporation
                                            (manufacturer of pharmaceutical and consumer products)

            Michael J. Kowalski .........   Chairman and Chief Executive Officer of Tiffany & Co. (international designers, manufacturers and distributors of jewelry and fine goods)

            John A. Luke, Jr. ...........   Chairman, President and Chief Executive Officer of Westvaco Corporation
                                            (manufacturer of paper, packaging, and specialty chemicals)

            John C. Malone ..............   Chairman of Liberty Media Group (producer and distributor of entertainment, sports, informational programming and electronic retailing services)

            Paul Myners .................   CBE Chairman of Guardian Media Group plc (UK media business with interests in national and community newspapers, magazines, the Internet and radio)

            Catherine A. Rein ...........   President and Chief Investment Officer of Metropolitan Property and Casualty Insurance
                                            Company (insurance and services)

            William C. Richardson .......   President and Chief Executive Officer of W.K. Kellog Foundation (a private foundation)

            Brian L. Roberts ............   President of Comcast Corp. (developer, manager and operator of broadband cable networks and provider of content)

            Samuel C. Scott III .........   Chairman, President and Chief Executive Officer of Corn Products International, Inc.
                                            (global producers of corn-refined and starch based ingredients)

            The Registrant's investment sub-adviser, Seix Investment Advisors ("Seix"), is the fixed income division of Trusco Capital Management Inc., an investment adviser registered under the Investment Advisers Act of 1940, which is a subsidiary of Sun Trust Banks, Inc.

            To the knowledge of the Registrant, none of the directors or officers of Seix, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature.

            Set forth below are the names and principal businesses of each director of Seix who is engaged in another business, profession, vocation or employment of a substantial nature:

            Name                            Title/Company
            -----                           -------------
            Christina Seix                  Director Freddie Mac Corporation

Item 27.    Principal Underwriters.

            (a) BNY Hamilton Distributors, Inc., which is located at 100 Summer Street, 15th floor, Boston, MA 02110, will act as exclusive distributor for the Registrant. The distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.

            (b) The information required by this Item 27 with respect to each director, officer or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor pursuant to the Securities Exchange Act of 1934.

            (c)   Not Applicable.

Item 28.    Location of Accounts and Records.


            All accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 and 100 Summer Street, 15th floor, Boston, MA 02110; and at the offices of The Bank of New York, as administrator, 101 Barclay Street, New York, NY 10286.


Item 29.    Management Services.

            Not Applicable.

Item 30.    Undertakings.

            The Registrant undertakes that, if requested to do so by 10% of its outstanding shares, the Registrant will promptly call a meeting of shareholders for the purpose of voting on the removal of a director or directors and Registrant will assist with shareholder communications as required by Section 16(c) of the Investment Company Act of 1940.

            The Registrant hereby also undertakes that so long as the information required by Item 5 of Form N-1A is contained in the latest annual report to shareholders and not in the prospectuses of each Fund (other than BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund), the Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on the 14th day of November, 2005.


                                        BNY HAMILTON FUNDS, INC.

                                        By /s/ Kevin J. Bannon
                                           ----------------------------------
                                           Kevin J. Bannon
                                           Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 14th day of November, 2005.


                Name                                    Title

         Edward L. Gardner*                 Director and Chairman of the Board
------------------------------------         of Directors

           James E. Quinn*                  Director
------------------------------------

             Karen Osar*                    Director
------------------------------------

             Kim Kelly*                     Director
------------------------------------

           John R. Alchin*                  Director
------------------------------------

        Newton P.S. Merrill*                Director
------------------------------------

           /s/ Guy Nordahl                  Treasurer and Principal Accounting
------------------------------------         Officer


*By /s/ Daniel Igo
    --------------------------------
    Daniel Igo
    Attorney-in-Fact pursuant to a
     power of attorney